UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05876

LORD ABBETT SERIES FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2022

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Bond Debenture Portfolio

For the fiscal year ended December 31, 2022

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

44	Statement of Assets and Liabilities

45	Statement of Operations

46	Statements of Changes in Net Assets

48	Financial Highlights

50	Notes to Financial Statements

67	Report of Independent Registered Public Accounting Firm

68	Supplemental Information to Shareholders

Lord Abbett Series Fund — Bond Debenture Portfolio
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Bond Debenture Portfolio for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned -12.80%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index,1 which returned -13.01% over the same period.

The twelve-month period ending December 31, 2022 introduced meaningful headwinds for U.S. markets that led to selloffs in virtually all asset classes. The major risks over the period were inflationary pressures, which reached multi-decade highs, and the most rapid pace of interest rate hikes implemented in history by the U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve as a result, with U.S. Treasury yields at almost all maturities reaching their highest levels in years. Other notable challenges for markets included supply chain dislocations and labor shortages influenced in part by the Omicron variant of COVID-19, as well as escalating geopolitical tensions headlined by Russia’s invasion of Ukraine.

The surge in interest rates over the year caused softness in both major fixed income and equity indices. Equities fared the worst amid the sell-off, with the S&P 500 Index2 returning -18.11% over the period and experiencing its worst year since the Global Financial Crisis (GFC) of 2008. The tech-heavy NASDAQ3 also logged its worst year since

1

2008, declining -32.54% over the period as growth-related stocks in semiconductor and software sectors suffered in the face of inflationary pressures. Within fixed income, higher rates caused underperformance in longer duration bonds. These included U.S. Treasuries4 and investment grade bonds5 which returned -12.46% and -15.76% over the period, respectively. However, high yield bond6 and leveraged loan7 indexes outperformed the investment grade index for the period because of their lower duration profiles. Notably, high yield bonds and leveraged loans returned -11.21% and -1.06%, respectively, outperforming higher quality bonds despite recessionary fears in the U.S. economy contributing to wider spreads. Leveraged loans in particular were able to significantly outperform relative to other assets given their insulation from interest rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant storyline in 2022. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate intensified in the beginning of the year as inflation readings continued as climb throughout the first half of 2022, with CPI peaking at 9.1% year-over-year in June. The surge in prices was due primarily to an imbalance between supply and demand dynamics across multiple industries, including energy, food, and used cars.

Inflationary pressures throughout the period were most evident in energy costs, which rose more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine as Russia had been a large exporter of oil and certain minerals. Various sanctions were instilled on Russia from Western nations in response to their aggression towards Ukraine, which contributed to surging prices. Crude oil specifically reached over $100 per barrel, the highest value since 2014.

The Fed pivoted towards a much more hawkish stance on monetary policy during the period given the surge in inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Six additional rate hikes followed in the succeeding months, one of 50 bps, and four consecutive hikes of 75 bps and an additional one of 50 bps as inflation prints continued to come mostly in hotter than expected, resulting in a federal funds rate at a range of 4.25%-4.50% by the end of 2022. Bond yields shot up amid this aggressive policy, leading to a bearish curve flattening and ultimately periods of significant yield curve inversion, with the spread between the 2-year and 10-year Treasury yields hitting its most negative level in more than 40 years.

Key macroeconomic indicators trended lower throughout the period. Most notably, the U.S. reported real GDP decline of -1.6%

2

in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries of an impending recession resulted in consumer sentiment dropping to levels worse than during the height of the COVID-19 pandemic and the GFC of 2008, according to the U.S. Consumer Confidence Index.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. One of the most positive developments seemed to be the traction behind the peak inflation narrative, which gained momentum in the fourth quarter from lower-than-expected CPI prints in both October and November. In addition, energy prices retracted from their multi-year highs, rent prices began to stabilize, and wage growth showed signs of softening. Job growth also remained strong in the period, and the U.S. national unemployment rate continued to hover around pre-COVID lows. Companies also cited relatively stable demand in both second and third quarter earnings seasons as consumers remained resilient despite higher prices. Separately, labor shortages eased, and supply chain frictions moderated, providing added benefits for companies managing generally higher input costs.

The Fund takes a flexible, multi-sector approach, which emphasizes credit sensitive sectors of the market, compared to its benchmark, which is largely comprised of U.S. Treasuries and government-related securities. Notably, the Fund’s allocation to lower rated, but shorter duration securities ultimately contributed to relative performance as government securities, which have lower carry and longer duration profiles, underperformed. The Fund’s sub-investment grade allocation was primarily comprised of U.S. high yield corporate bonds, which outperformed the index. Many of these investments were within the Energy and Basic Industry sectors, which were broadly supported by a positive relationship to resilient commodity prices, leading to better returns relative to other sectors such as Media and Telecommunications. The Fund also had a modest allocation to bank loans that provided a boost to relative performance. Specifically, loans were one of the strongest performing asset classes for the period, as loan returns were more insulated from interest rate volatility given their floating rate nature. Separately, strong security selection within structured products, including collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) was a positive contributor to relative performance. In addition to being higher rated investments with more muted spread widening, many of these securities are also floating rate instruments and exhibited similar protection against rising interest rates as bank loans throughout the year.

Several allocations detracted from relative performance over the period, one of which was U.S. equities. Stocks came under pressure throughout the year, underperforming bonds amid rising interest rates and heightened inflationary pressures. Strikingly, this was the worst performance for U.S. equity markets since the Global Financial Crisis of 2008. The Fund’s equity exposure was significantly lowered over the period in consideration of these headwinds and finished the year

3

close to historic lows of the Fund’s allocation. The Fund’s relative performance was also affected by modest exposure to Emerging Market (EM) bonds. EM bonds underperformed U.S. high yield bonds due to a combination of factors, including sensitivity to interest rate hikes from global central banks, as well as an appreciating

U.S. dollar that can pressure EM issuers with dollar-denominated liabilities.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Bloomberg U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3 The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

4 As represented by the U.S. Treasury component of the Bloomberg U.S. Government Index as of 12/31/2022.

5 As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2022.

6 As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2022.

7 As represented by the Credit Suisse Leveraged Loan Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg U.S. Aggregate Bond Index and the ICE BofA U.S. High Yield Constrained Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the
Periods Ended December 31, 2022

	1 Year	5 Years	10 Years
Class VC	–12.80%	1.01%	3.65%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 - 12/31/22
Class VC
Actual	$1,000.00	$1,007.10	$4.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Asset Backed Securities	5.28%
Basic Materials	4.20%
Communications	7.13%
Consumer, Cyclical	10.10%
Consumer, Non-cyclical	12.25%
Energy	16.32%
Financials	8.99%
Foreign Government	2.71%
Industrial	5.05%
Mortgage-Backed Securities	3.63%
Municipal	2.62%
Technology	4.32%
U.S. Government	8.24%
Utilities	6.31%
Time Deposits(a)	0.01%
Money Market Funds(a)	0.09%
Repurchase Agreements	2.75%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

7

Schedule of Investments

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 100.79%

ASSET-BACKED SECURITIES 5.47%

Automobiles 0.95%
Carvana Auto Receivables Trust NP1 2020-N1A E†	5.20%		7/15/2027	$1,250,000	$1,152,529
Drive Auto Receivables Trust 2021-3 A3	0.79%		10/15/2025	1,410,350	1,400,482
Mercedes-Benz Auto Receivables Trust 2022-1 A3	5.21%		8/16/2027	3,815,000	3,850,608
Santander Drive Auto Receivables Trust 2022-3 B	4.13%		8/16/2027	1,120,000	1,093,414
Westlake Automobile Receivables Trust 2021-1A F†	3.91%		9/15/2027	3,118,000	2,823,096
Total					10,320,129

Credit Card 0.97%
American Express Credit Account Master Trust 2021-1 A	0.90%		11/15/2026	3,677,000	3,414,045
American Express Credit Account Master Trust 2022-2 A	3.39%		5/15/2027	1,604,000	1,558,152
American Express Credit Account Master Trust 2022-3 A	3.75%		8/15/2027	1,207,000	1,180,907
Capital One Multi-Asset Execution Trust 2022-A2 A	3.49%		5/15/2027	865,000	841,833
Genesis Sales Finance Master Trust 2021-AA A†	1.20%		12/21/2026	1,298,000	1,216,239
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	2,330,255	2,306,118
Total					10,517,294

Other 3.55%
AMMC CLO Ltd. 2021-24A C†	6.443% (3 Mo. LIBOR + 2.20%	)#	1/20/2035	820,000	768,799
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL2 A†	6.186% (1 Mo. Term SOFR + 1.85%	)#	5/15/2037	1,410,000	1,375,483
Avant Loans Funding Trust 2021-REV1 A†	1.21%		7/15/2030	1,367,000	1,302,621
Ballyrock CLO Ltd. 2019-1A A1R†	5.109% (3 Mo. LIBOR + 1.03%	)#	7/15/2032	450,000	440,769
Benefit Street Partners CLO XIX Ltd. 2019-19A B†	6.079% (3 Mo. LIBOR + 2.00%	)#	1/15/2033	578,133	561,808
Dryden Senior Loan Fund 2022-113A A1†	6.518% (3 Mo. Term SOFR + 2.00%	)#	10/20/2035	1,200,000	1,198,283
Elmwood CLO Ltd. 2022-8A A1†	6.816%		11/20/2035	2,000,000	1,994,968
Flatiron CLO 18 Ltd. 2018-1A A†	5.075% (3 Mo. Term SOFR + 2.00%	)#	4/17/2031	2,500,000	2,465,985
Greywolf CLO III Ltd. 2020-3RA A1R†	5.588% (3 Mo. Term SOFR + 1.55%	)#	4/15/2033	1,398,603	1,378,688

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	6.508% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	$465,000	$459,076
Halcyon Loan Advisors Funding Ltd. 2017-2A A2†	5.779% (3 Mo. LIBOR + 1.70%	)#	1/17/2030	679,855	666,603
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	567,998	535,312
Madison Park Funding XIII Ltd. 2014-13A AR2†	5.177% (3 Mo. LIBOR + .95%	)#	4/19/2030	773,869	765,769
Marble Point CLO XVII Ltd. 2020-1A A†	5.543% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	2,050,466	2,014,583
Marble Point CLO XVII Ltd. 2020-1A B†	6.013% (3 Mo. LIBOR + 1.77%	)#	4/20/2033	651,646	625,438
MF1 LLC 2022-FL9 A†	6.471% (1 Mo. Term SOFR + 2.15%	)#	6/19/2037	2,620,000	2,597,487
Neuberger Berman Loan Advisers CLO Ltd. 2020-37A AR†	5.213% (3 Mo. LIBOR + .97%	)#	7/20/2031	670,000	656,666
Oaktree CLO Ltd. 2019-4 BR†	5.943% (3 Mo. LIBOR + 1.70%	)#	10/20/2032	1,460,000	1,404,798
OCP CLO Ltd. 2016-12A AR2†	5.199% (3 Mo. Term SOFR + 1.27%	)#	4/18/2033	2,400,000	2,330,090
OCP CLO Ltd. 2021-21A C†	6.143% (3 Mo. LIBOR + 1.90%	)#	7/20/2034	620,000	568,507
OCP CLO Ltd. 2021-22A B1†	5.943% (3 Mo. LIBOR + 1.70%	)#	12/2/2034	1,860,000	1,782,470
OneMain Financial Issuance Trust 2020-2A A†	1.75%		9/14/2035	1,300,000	1,137,659
Palmer Square CLO Ltd. 2022-5A A†	5.658% (3 Mo. Term SOFR + 2.00%	)#	10/20/2035	1,414,000	1,414,595
PFS Financing Corp. 2022-C A†	3.89%		5/15/2027	3,432,000	3,289,230
Rad CLO Ltd. 2020-7A A1†	5.279% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	316,336	310,116
Regata XII Funding Ltd. 2019-1A CR†	6.079% (3 Mo. LIBOR + 2.00%	)#	10/15/2032	560,000	525,402
Regatta XVIII Funding Ltd. 2021-1A B†	5.529% (3 Mo. LIBOR + 1.45%	)#	1/15/2034	1,060,000	1,007,972
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	1,858,343	1,578,198
Signal Peak CLO Ltd. 2021-10A B†	6.075% (3 Mo. LIBOR + 1.75%	)#	1/24/2035	1,180,000	1,117,910
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	1,377,758	1,078,085
Voya CLO Ltd. 2022-3A A1†	6.012% (3 Mo. Term SOFR + 2.00%	)#	10/20/2034	1,150,000	1,145,885
Total					38,499,255
Total Asset-Backed Securities (cost $61,306,412)					59,336,678

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
COMMON STOCKS 5.39%

Aerospace & Defense 0.15%
Huntington Ingalls Industries, Inc.	6,922	$1,596,767

Auto Components 0.10%
Chassix Holdings, Inc.	59,475	1,040,812

Automobiles 0.11%
Tesla, Inc.*	9,788	1,205,686

Beverages 0.21%
Brown-Forman Corp. Class B	17,038	1,119,056
Treasury Wine Estates Ltd. (Australia)(a)	125,760	1,161,823
Total		2,280,879

Biotechnology 0.40%
Alnylam Pharmaceuticals, Inc.*	9,198	2,185,905
Amgen, Inc.	4,145	1,088,643
Genmab A/S ADR*	26,212	1,110,864
Total		4,385,412

Capital Markets 0.10%
MarketAxess Holdings, Inc.	3,946	1,100,500

Commercial Services & Supplies 0.10%
Tetra Tech, Inc.	7,300	1,059,887

Electric: Utilities 0.11%
PG&E Corp.*	71,127	1,156,525

Electric-Generation 0.00%
Frontera Generation Holdings LLC	9,472	142

Entertainment 0.27%
Bilibili, Inc. ADR*(b)	71,653	1,697,459
Genting Singapore Ltd. (Singapore)(a)	1,750,862	1,249,516
Total		2,946,975

Food Products 0.51%
Archer-Daniels-Midland Co.	13,260	1,231,191
Campbell Soup Co.	19,415	1,101,801
General Mills, Inc.	19,063	1,598,433
Hershey Co. (The)	7,007	1,622,611
Total		5,554,036

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Health Care Providers & Services 0.10%
Medpace Holdings, Inc.*	5,298	$1,125,348

Hotels, Restaurants & Leisure 0.32%
McDonald’s Corp.	4,111	1,083,372
Starbucks Corp.	11,431	1,133,955
Wynn Resorts Ltd.*	14,621	1,205,794
Total		3,423,121

Household Durables 0.12%
DR Horton, Inc.	14,614	1,302,692

Insurance 0.42%
Kinsale Capital Group, Inc.	4,172	1,091,062
Markel Corp.*	868	1,143,581
Progressive Corp. (The)	8,736	1,133,147
W R Berkley Corp.	15,527	1,126,794
Total		4,494,584

Interactive Media & Services 0.12%
Pinterest, Inc. Class A*	53,968	1,310,343

Internet & Catalog Retail 0.20%
Alibaba Group Holding Ltd. ADR*	24,880	2,191,679

Machinery 0.11%
Deere & Co.	2,745	1,176,946

Metals & Mining 0.44%
Freeport-McMoRan, Inc.	28,383	1,078,554
Newmont Corp.	45,612	2,152,887
Nucor Corp.	12,030	1,585,674
Total		4,817,115

Miscellaneous Financials 0.05%
UTEX Industries, Inc.	8,205	551,786

Personal Products 0.21%
Gibson Brands Private Equity	9,449	1,110,258
Kose Corp. (Japan)(a)	10,464	1,136,947
Total		2,247,205

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2022

Investments			Shares	Fair Value
Pharmaceuticals 0.52%
Cardinal Health, Inc.			19,730	$1,516,645
Cigna Corp.			3,401	1,126,887
Daiichi Sankyo Co. Ltd. (Japan)(a)			56,895	1,831,262
Madrigal Pharmaceuticals, Inc.*			3,956	1,148,229
Total				5,623,023

Professional Services 0.09%
Booz Allen Hamilton Holding Corp.			9,703	1,014,158

Specialty Retail 0.25%
Claires Holdings LLC			1,067	426,891	(c)
Five Below, Inc.*			7,024	1,242,335
Genuine Parts Co.			6,089	1,056,502
Total				2,725,728

Textiles, Apparel & Luxury Goods 0.27%
Cie Financiere Richemont SA Class A (Switzerland)(a)			13,344	1,730,182
Hermes International (France)(a)			755	1,168,628
Total				2,898,810

Transportation Infrastructure 0.11%
ACBL Holdings Corp.			3,684	145,518
Canadian Pacific Railway Ltd. (Canada)(a)			14,461	1,078,646
Total				1,224,164
Total Common Stocks (cost $58,249,646)				58,454,323

	Interest Rate	Maturity Date	Principal Amount
CORPORATE BONDS 70.96%

Aerospace/Defense 1.11%
Bombardier, Inc. (Canada)†(a)	6.00%	2/15/2028	$1,052,000	974,089
Bombardier, Inc. (Canada)†(a)	7.125%	6/15/2026	1,828,000	1,776,879
Lockheed Martin Corp.	5.10%	11/15/2027	1,155,000	1,182,532
Raytheon Technologies Corp.	4.125%	11/16/2028	1,625,000	1,558,634
TransDigm, Inc.	4.625%	1/15/2029	2,531,000	2,229,874
TransDigm, Inc.	5.50%	11/15/2027	4,532,000	4,264,974
Total				11,986,982

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Agriculture 0.96%
BAT Capital Corp.	7.75%	10/19/2032	$1,051,000	$1,133,643
Cargill, Inc.†	4.875%	10/10/2025	1,378,000	1,373,945
Darling Ingredients, Inc.†	6.00%	6/15/2030	1,091,000	1,067,925
Imperial Brands Finance plc (United Kingdom)†(a)	6.125%	7/27/2027	1,436,000	1,431,402
JT International Financial Services BV (Netherlands)†(a)	6.875%	10/24/2032	1,573,000	1,673,197
Viterra Finance BV (Netherlands)†(a)	2.00%	4/21/2026	1,707,000	1,482,224
Viterra Finance BV (Netherlands)†(a)	3.20%	4/21/2031	1,518,000	1,150,268
Viterra Finance BV (Netherlands)†(a)	5.25%	4/21/2032	1,306,000	1,150,686
Total				10,463,290

Airlines 1.94%
Air Canada (Canada)†(a)	3.875%	8/15/2026	1,815,000	1,610,690
Alaska Airlines 2020-1 Class A Pass Through Trust†	4.80%	2/15/2029	1,676,328	1,598,461
American Airlines, Inc./AAdvantage Loyalty IP Ltd.†	5.75%	4/20/2029	4,588,000	4,201,511
Azul Investments LLP†	5.875%	10/26/2024	2,396,000	1,931,568
British Airways Pass Through Trust 2019-1A (United Kingdom)†(a)	3.30%	6/15/2034	685,744	583,624
British Airways Pass-Through Trust A (United Kingdom)†(a)	4.25%	5/15/2034	499,060	447,840
Delta Air Lines, Inc.†	7.00%	5/1/2025	2,203,000	2,253,335
Delta Air Lines, Inc./SkyMiles IP Ltd.†	4.75%	10/20/2028	1,723,000	1,622,221
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026	1,695,347	1,537,510
JetBlue 2019-1 Class A Pass Through Trust	2.95%	11/15/2029	876,269	729,364
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.†	6.50%	6/20/2027	1,350,000	1,345,143
United Airlines 2020-1 Class A Pass Through Trust	5.875%	4/15/2029	2,194,104	2,166,303
United Airlines, Inc.†	4.625%	4/15/2029	1,197,000	1,044,324
Total				21,071,894

Apparel 0.14%
Levi Strauss & Co.†	3.50%	3/1/2031	1,907,000	1,516,046

Auto Manufacturers 1.20%
Allison Transmission, Inc.†	3.75%	1/30/2031	1,355,000	1,116,181
BMW US Capital LLC†	4.15%	4/9/2030	1,500,000	1,427,693
Ford Motor Co.	3.25%	2/12/2032	5,013,000	3,768,381
Ford Motor Co.	6.10%	8/19/2032	2,144,000	1,983,806
Ford Motor Credit Co. LLC	2.90%	2/10/2029	1,452,000	1,161,651
Ford Motor Credit Co. LLC	4.00%	11/13/2030	2,916,000	2,399,299
Ford Motor Credit Co. LLC	7.35%	11/4/2027	1,096,000	1,125,811
Total				12,982,822

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks 3.43%
ABN AMRO Bank NV (Netherlands)†(a)	3.324% (5 Yr. Treasury CMT + 1.90%	)#	3/13/2037	$1,200,000	$870,229
Alfa Bank AO Via Alfa Bond Issuance PLC (Ireland)(a)	5.50% (5 Yr. Treasury CMT + 4.55%	)	10/26/2031	2,645,000	–	(d)(e)
Australia & New Zealand Banking Group Ltd. (Australia)†(a)	6.742%		12/8/2032	2,525,000	2,557,871
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	2,839,000	2,713,757
Bank of Ireland Group plc (Ireland)†(a)	2.029% (1 Yr. Treasury CMT + 1.10%	)#	9/30/2027	1,201,000	1,015,645
Bank of Ireland Group PLC (Ireland)†(a)	6.253% (1 Yr. Treasury CMT + 2.65%	)#	9/16/2026	1,666,000	1,653,769
Bank OZK	2.75% (3 Mo. Term SOFR + 2.09%	)#	10/1/2031	2,069,000	1,767,211
BankUnited, Inc.	4.875%		11/17/2025	1,178,000	1,160,928
Danske Bank A/S (Denmark)†(a)	4.298% (1 Yr. Treasury CMT + 1.75%	)#	4/1/2028	584,000	537,851
First-Citizens Bank & Trust Co.	6.125%		3/9/2028	2,793,000	2,844,353
Home BancShares, Inc.	3.125% (3 Mo. Term SOFR + 1.82%	)#	1/30/2032	1,058,000	889,391
HSBC Holdings plc (United Kingdom)(a)	2.999% (SOFR + 1.43%	)#	3/10/2026	5,768,000	5,425,882
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028	4,306,000	3,968,947
Morgan Stanley	4.679% (SOFR + 1.65%	)#	7/17/2026	1,379,000	1,356,693
NatWest Group PLC (United Kingdom)(a)	7.472% (5 Yr. Treasury CMT + 2.85%	)#	11/10/2026	1,602,000	1,668,818
Oesterreichische Kontrollbank AG (Austria)(a)	4.625%		11/3/2025	1,851,000	1,861,242
Standard Chartered PLC (United Kingdom)†(a)	7.767% (5 Yr. Treasury CMT + 3.45%	)#	11/16/2028	1,621,000	1,720,193
SVB Financial Group	4.25% (5 Yr. Treasury CMT + 3.07%	)#	11/15/2026	1,115,000	733,585
United Overseas Bank Ltd. (Singapore)†(a)	2.00% (5 Yr. Treasury CMT + 1.23%	)#	10/14/2031	1,420,000	1,241,121
US Bancorp	3.00%		7/30/2029	1,090,000	959,321
Webster Financial Corp.	4.10%		3/25/2029	1,622,000	1,474,320
Western Alliance Bancorp	3.00% (3 Mo. Term SOFR + 2.25%	)#	6/15/2031	893,000	754,669
Total					37,175,796

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Beverages 0.83%
Bacardi Ltd.†	2.75%	7/15/2026	$1,749,000	$1,582,734
Bacardi Ltd.†	4.70%	5/15/2028	1,500,000	1,434,920
Becle SAB de CV (Mexico)†(a)	2.50%	10/14/2031	1,270,000	988,625
Brown-Forman Corp.	4.50%	7/15/2045	1,192,000	1,095,642
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (Guatemala)†(a)	5.25%	4/27/2029	1,196,000	1,117,345
PepsiCo, Inc.	3.00%	10/15/2027	1,839,000	1,727,685
PepsiCo, Inc.	4.20%	7/18/2052	1,116,000	1,022,884
Total				8,969,835

Biotechnology 0.44%
Amgen, Inc.	4.20%	2/22/2052	2,655,000	2,118,741
Regeneron Pharmaceuticals, Inc.	2.80%	9/15/2050	4,216,000	2,632,816
Total				4,751,557

Building Materials 0.32%
Builders FirstSource, Inc.†	4.25%	2/1/2032	1,153,000	936,793
Lennox International, Inc.	1.70%	8/1/2027	885,000	760,121
Smyrna Ready Mix Concrete LLC†	6.00%	11/1/2028	889,000	797,246
Vulcan Materials Co.	4.50%	6/15/2047	1,186,000	990,792
Total				3,484,952

Chemicals 1.98%
Albemarle Corp.	4.65%	6/1/2027	1,332,000	1,301,066
Ashland LLC†	3.375%	9/1/2031	1,306,000	1,045,545
Cabot Corp.	5.00%	6/30/2032	1,342,000	1,244,751
Celanese US Holdings LLC	6.165%	7/15/2027	3,391,000	3,350,073
CF Industries, Inc.†	4.50%	12/1/2026	1,047,000	1,014,898
FMC Corp.	3.45%	10/1/2029	893,000	789,147
Ingevity Corp.†	3.875%	11/1/2028	1,275,000	1,098,591
NOVA Chemicals Corp. (Canada)†(a)	4.25%	5/15/2029	1,305,000	1,068,756
OCP SA (Morocco)†(a)	3.75%	6/23/2031	2,847,000	2,394,925
Olin Corp.	5.00%	2/1/2030	1,347,000	1,231,528
Olin Corp.	5.125%	9/15/2027	1,304,000	1,234,523
SCIH Salt Holdings, Inc.†	4.875%	5/1/2028	2,328,000	2,001,951
SCIH Salt Holdings, Inc.†	6.625%	5/1/2029	1,462,000	1,179,512
SK Invictus Intermediate II Sarl (Luxembourg)†(a)	5.00%	10/30/2029	1,402,000	1,151,463
Sociedad Quimica y Minera de Chile SA (Chile)†(a)	3.50%	9/10/2051	1,789,000	1,319,177
Total				21,425,906

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Coal 0.34%
SunCoke Energy, Inc.†	4.875%	6/30/2029	$1,212,000	$1,041,941
Warrior Met Coal, Inc.†	7.875%	12/1/2028	2,683,000	2,648,370
Total				3,690,311

Commercial Services 1.25%
Adani Ports & Special Economic Zone Ltd. (India)†(a)	3.828%	2/2/2032	1,007,000	762,731
Adani Ports & Special Economic Zone Ltd. (India)†(a)	4.375%	7/3/2029	2,280,000	1,917,710
AMN Healthcare, Inc.†	4.625%	10/1/2027	882,000	814,783
Ashtead Capital, Inc.†	5.50%	8/11/2032	1,155,000	1,108,101
Block, Inc.	3.50%	6/1/2031	1,196,000	955,843
Cleveland Clinic Foundation (The)	4.858%	1/1/2114	700,000	599,221
Georgetown University (The)	2.943%	4/1/2050	1,246,000	792,984
Global Payments, Inc.	2.90%	5/15/2030	1,538,000	1,263,561
Hertz Corp. (The)†	5.50%	10/15/2024	987,000	37,012
Hertz Corp. (The)†	6.00%	1/15/2028	1,887,000	169,830
ITR Concession Co. LLC†	5.183%	7/15/2035	785,000	733,485
Johns Hopkins University	2.813%	1/1/2060	692,000	435,437
Metropolitan Museum of Art (The)	3.40%	7/1/2045	1,975,000	1,557,504
Movida Europe SA (Luxembourg)†(a)	5.25%	2/8/2031	1,088,000	817,190
United Rentals North America, Inc.	4.875%	1/15/2028	789,000	749,436
University of Miami	4.063%	4/1/2052	992,000	813,538
Total				13,528,366

Computers 1.24%
Apple, Inc.	2.90%	9/12/2027	1,600,000	1,494,101
Apple, Inc.	3.20%	5/11/2027	3,601,000	3,418,511
Booz Allen Hamilton, Inc.†	3.875%	9/1/2028	976,000	866,427
Booz Allen Hamilton, Inc.†	4.00%	7/1/2029	827,000	729,074
Condor Merger Sub, Inc.†	7.375%	2/15/2030	291,000	234,492
Crowdstrike Holdings, Inc.	3.00%	2/15/2029	6,407,000	5,414,171
Teledyne FLIR LLC	2.50%	8/1/2030	1,603,000	1,297,414
Total				13,454,190

Cosmetics/Personal Care 0.19%
GSK Consumer Healthcare Capital U.S. LLC	3.625%	3/24/2032	2,389,000	2,103,929

Distribution/Wholesale 0.30%
Ferguson Finance plc (United Kingdom)†(a)	3.25%	6/2/2030	2,229,000	1,895,300
H&E Equipment Services, Inc.†	3.875%	12/15/2028	1,563,000	1,334,091
Total				3,229,391

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services 1.55%
AG Issuer LLC†	6.25%		3/1/2028	$1,220,000	$1,123,053
Blackstone Holdings Finance Co. LLC†	2.00%		1/30/2032	1,609,000	1,185,926
CDP Financial, Inc. (Canada)(a)	1.00%		5/26/2026	4,582,000	4,078,641
CPPIB Capital, Inc. (Canada)†(a)	4.125%		10/21/2024	1,699,000	1,679,552
CPPIB Capital, Inc. (Canada)†(a)	4.818% (SOFR Index + 1.25%	)#	4/4/2025	4,056,000	4,131,651
Intercontinental Exchange, Inc.	4.00%		9/15/2027	1,839,000	1,778,579
Jane Street Group/JSG Finance, Inc.†	4.50%		11/15/2029	896,000	771,855
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	1,377,000	1,117,370
USAA Capital Corp.†	2.125%		5/1/2030	1,129,000	927,928
Total					16,794,555

Electric 5.75%
AES Corp. (The)	2.45%		1/15/2031	2,495,000	1,990,664
Atlantic City Electric Co.	4.00%		10/15/2028	1,149,000	1,096,154
Ausgrid Finance Pty Ltd. (Australia)†(a)	4.35%		8/1/2028	1,217,000	1,130,632
Black Hills Corp.	4.35%		5/1/2033	1,166,000	1,029,374
Calpine Corp.†	3.75%		3/1/2031	1,352,000	1,090,328
Calpine Corp.†	4.50%		2/15/2028	1,198,000	1,071,231
Calpine Corp.†	4.625%		2/1/2029	3,814,000	3,278,739
Calpine Corp.†	5.00%		2/1/2031	2,841,000	2,387,886
Calpine Corp.†	5.125%		3/15/2028	1,328,000	1,187,667
Clearway Energy Operating LLC†	4.75%		3/15/2028	1,731,000	1,600,302
Cleveland Electric Illuminating Co.†	3.50%		4/1/2028	1,118,000	1,020,689
Constellation Energy Generation LLC	5.60%		6/15/2042	1,171,000	1,133,760
Constellation Energy Generation LLC	6.25%		10/1/2039	2,067,000	2,117,503
Duke Energy Corp.	4.30%		3/15/2028	1,839,000	1,772,921
EDP Finance BV (Netherlands)†	6.30%		10/11/2027	2,264,000	2,332,677
El Paso Electric Co.	5.00%		12/1/2044	1,203,000	1,057,697
Electricite de France SA (France)†(a)	3.625%		10/13/2025	1,000,000	964,914
Electricite de France SA (France)†(a)	4.50%		9/21/2028	1,250,000	1,185,597
Empresa de Transmision Electrica SA (Panama)†(a)	5.125%		5/2/2049	1,205,000	977,333
Enel Finance International NV (Netherlands)†(a)	3.50%		4/6/2028	1,329,000	1,165,030
Entergy Arkansas LLC	4.95%		12/15/2044	1,109,000	967,977
FirstEnergy Corp.	4.40%		7/15/2027	2,518,000	2,347,905
FirstEnergy Corp.	5.35%		7/15/2047	1,420,000	1,270,280
FirstEnergy Transmission LLC†	2.866%		9/15/2028	1,356,000	1,185,696
FirstEnergy Transmission LLC†	4.55%		4/1/2049	1,271,000	1,034,428

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Electric (continued)
Indianapolis Power & Light Co.†	4.05%	5/1/2046		$1,608,000	$1,298,396
Indianapolis Power & Light Co.†	5.65%	12/1/2032		969,000	996,886
ITC Holdings Corp.†	4.95%	9/22/2027		1,129,000	1,115,324
Louisville Gas & Electric Co.	4.375%	10/1/2045		1,017,000	845,607
Minejesa Capital BV (Netherlands)†(a)	4.625%	8/10/2030		1,354,000	1,191,791
Monongahela Power Co.†	3.55%	5/15/2027		1,188,000	1,118,408
NextEra Energy Operating Partners LP†	3.875%	10/15/2026		2,267,000	2,078,827
NextEra Energy Operating Partners LP†	4.50%	9/15/2027		1,774,000	1,630,284
NRG Energy, Inc.†	3.875%	2/15/2032		2,781,000	2,094,023
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%	12/15/2025		496,892	483,500
Ohio Edison Co.†	5.50%	1/15/2033		909,000	903,572
Pacific Gas and Electric Co.	3.50%	8/1/2050		1,806,000	1,128,593
Pacific Gas and Electric Co.	4.95%	7/1/2050		1,580,000	1,231,023
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%	8/15/2028		1,173,000	1,053,828
PG&E Corp.	5.00%	7/1/2028		1,547,000	1,414,681
Puget Energy, Inc.	4.10%	6/15/2030		1,000,000	895,291
Union Electric Co.	2.625%	3/15/2051		1,655,000	1,050,334
Vistra Operations Co. LLC†	4.375%	5/1/2029		2,555,000	2,206,580
Vistra Operations Co. LLC†	5.125%	5/13/2025		2,220,000	2,174,901
Wisconsin Electric Power Co.	4.75%	9/30/2032		1,103,000	1,084,241
Total					62,393,474

Electronics 0.34%
Amphenol Corp.	2.80%	2/15/2030		1,875,000	1,604,629
Honeywell International, Inc.(f)	4.125%	11/2/2034	EUR	1,284,000	1,361,771
Imola Merger Corp.†	4.75%	5/15/2029		$886,000	770,491
Total					3,736,891

Energy-Alternate Sources 0.56%
Sweihan PV Power Co. PJSC (United Arab Emirates)†(a)	3.625%	1/31/2049		1,668,593	1,345,486
TerraForm Power Operating LLC†	4.75%	1/15/2030		1,484,000	1,293,712
TerraForm Power Operating LLC†	5.00%	1/31/2028		1,000,000	901,710
Topaz Solar Farms LLC†	5.75%	9/30/2039		2,634,410	2,504,112
Total					6,045,020

Engineering & Construction 0.42%
Aeropuerto Internacional de Tocumen SA (Panama)†(a)	5.125%	8/11/2061		2,907,000	2,389,138
Fluor Corp.	4.25%	9/15/2028		2,391,000	2,156,139
Total					4,545,277

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

	Interest	Maturity	Principal		Fair
Investments	Rate	Date	Amount		Value
Entertainment 1.67%
Churchill Downs, Inc.†	4.75%	1/15/2028		$1,787,000	$1,601,902
Churchill Downs, Inc.†	5.50%	4/1/2027		2,671,000	2,535,060
Live Nation Entertainment, Inc.†	3.75%	1/15/2028		2,128,000	1,818,541
Merlin Entertainments Ltd. (United Kingdom)†(a)	5.75%	6/15/2026		1,360,000	1,275,432
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp†	4.875%	5/1/2029		1,984,000	1,690,694
Mohegan Gaming & Entertainment†	8.00%	2/1/2026		2,032,000	1,904,024
Resorts World Las Vegas LLC/RWLV Capital, Inc.†	4.625%	4/16/2029		2,000,000	1,421,463
SeaWorld Parks & Entertainment, Inc.†	5.25%	8/15/2029		1,820,000	1,587,038
Warnermedia Holdings, Inc.†	5.141%	3/15/2052		1,970,000	1,439,730
WMG Acquisition Corp.†	3.00%	2/15/2031		1,417,000	1,134,585
WMG Acquisition Corp.†	3.75%	12/1/2029		1,919,000	1,652,835
Total					18,061,304

Environmental Control 0.32%
Madison IAQ LLC†	4.125%	6/30/2028		1,677,000	1,404,487
Madison IAQ LLC†	5.875%	6/30/2029		1,372,000	942,947
Republic Services, Inc.	2.375%	3/15/2033		1,433,000	1,146,999
Total					3,494,433

Food 1.59%
Bellis Acquisition Co. PLC(f)	3.25%	2/16/2026	GBP	1,350,000	1,334,023
Campbell Soup Co.	2.375%	4/24/2030		$952,000	794,385
Hershey Co. (The)	2.65%	6/1/2050		1,008,000	659,389
Kraft Heinz Foods Co.	4.375%	6/1/2046		4,002,000	3,270,399
Kraft Heinz Foods Co.	4.875%	10/1/2049		3,623,000	3,163,313
Lamb Weston Holdings, Inc.†	4.125%	1/31/2030		1,243,000	1,099,496
McCormick & Co., Inc.	2.50%	4/15/2030		2,046,000	1,710,943
Post Holdings, Inc.†	4.50%	9/15/2031		1,666,000	1,403,614
Post Holdings, Inc.†	4.625%	4/15/2030		2,303,000	1,991,692
Smithfield Foods, Inc.†	5.20%	4/1/2029		2,021,000	1,850,464
Total					17,277,718

Gas 0.22%
Brooklyn Union Gas Co. (The)†	3.407%	3/10/2026		1,368,000	1,283,861
Southwest Gas Corp.	4.05%	3/15/2032		1,247,000	1,098,356
Total					2,382,217

Health Care-Products 0.60%
Alcon Finance Corp.†	2.60%	5/27/2030		1,552,000	1,322,030
Boston Scientific Corp.	6.75%	11/15/2035		1,597,000	1,759,471

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2022

	Interest	Maturity	Principal	Fair
Investments	Rate	Date	Amount	Value
Health Care-Products (continued)
Edwards Lifesciences Corp.	4.30%	6/15/2028	$1,411,000	$1,351,614
GE HealthCare Technologies, Inc.†	6.377%	11/22/2052	687,000	733,848
Medline Borrower LP†	3.875%	4/1/2029	1,682,000	1,358,627
Total				6,525,590

Health Care-Services 3.56%
Catalent Pharma Solutions, Inc.†	3.125%	2/15/2029	1,365,000	1,088,588
Centene Corp.	2.50%	3/1/2031	1,513,000	1,186,794
Centene Corp.	3.00%	10/15/2030	1,327,000	1,090,800
Centene Corp.	3.375%	2/15/2030	3,631,000	3,077,726
Centene Corp.	4.625%	12/15/2029	1,807,000	1,655,376
Charles River Laboratories International, Inc.†	3.75%	3/15/2029	1,304,000	1,155,142
Elevance Health, Inc.	2.25%	5/15/2030	1,299,000	1,077,553
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026	1,187,000	1,050,738
HCA, Inc.	3.50%	9/1/2030	2,358,000	2,039,259
HCA, Inc.	7.69%	6/15/2025	640,000	671,453
Kaiser Foundation Hospitals	4.15%	5/1/2047	873,000	744,064
Memorial Sloan-Kettering Cancer Center	4.20%	7/1/2055	1,478,000	1,214,782
ModivCare Escrow Issuer, Inc.†	5.00%	10/1/2029	1,864,000	1,574,335
Molina Healthcare, Inc.†	3.875%	11/15/2030	1,553,000	1,318,380
Molina Healthcare, Inc.†	3.875%	5/15/2032	2,065,000	1,717,841
Montefiore Obligated Group	5.246%	11/1/2048	1,553,000	1,167,051
Mount Sinai Hospitals Group, Inc.	3.737%	7/1/2049	1,566,000	1,162,307
New York & Presbyterian Hospital (The)	4.063%	8/1/2056	1,020,000	808,274
NYU Langone Hospitals	4.368%	7/1/2047	1,191,000	994,608
Providence St. Joseph Health Obligated Group	2.532%	10/1/2029	1,160,000	984,111
Rede D’or Finance Sarl (Luxembourg)†(a)	4.95%	1/17/2028	912,000	843,801
Roche Holdings, Inc.†	2.314%	3/10/2027	1,268,000	1,157,020
Seattle Children’s Hospital	2.719%	10/1/2050	1,672,000	1,060,881
Tenet Healthcare Corp.†	4.375%	1/15/2030	1,319,000	1,143,995
Tenet Healthcare Corp.†	4.875%	1/1/2026	1,154,000	1,093,614
Tenet Healthcare Corp.†	6.125%	10/1/2028	2,221,000	1,993,192
Tenet Healthcare Corp.†	6.125%	6/15/2030	1,770,000	1,689,562
UnitedHealth Group, Inc.	2.95%	10/15/2027	686,000	636,238
UnitedHealth Group, Inc.	4.20%	5/15/2032	1,630,000	1,552,224
UnitedHealth Group, Inc.	5.875%	2/15/2053	1,542,000	1,675,140
Total				38,624,849

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

	Interest		Maturity	Principal		Fair
Investments	Rate		Date	Amount		Value
Home Builders 0.29%
NVR, Inc.	3.00%		5/15/2030		$1,297,000	$1,091,736
PulteGroup, Inc.	6.375%		5/15/2033		1,215,000	1,215,830
Toll Brothers Finance Corp.	4.35%		2/15/2028		874,000	795,589
Total						3,103,155

Home Furnishings 0.07%
Leggett & Platt, Inc.	4.40%		3/15/2029		828,000	778,946

Household Products/Wares 0.11%
SC Johnson & Son, Inc.†	4.75%		10/15/2046		1,300,000	1,156,931

Insurance 1.64%
AIA Group Ltd. (Hong Kong)†(a)	3.20%		9/16/2040		1,940,000	1,388,091
AIA Group Ltd. (Hong Kong)†(a)	3.375%		4/7/2030		1,304,000	1,148,742
Arch Capital Finance LLC	4.011%		12/15/2026		1,183,000	1,129,780
Assurant, Inc.	2.65%		1/15/2032		1,306,000	969,017
Assurant, Inc.	3.70%		2/22/2030		1,191,000	1,011,227
AXIS Specialty Finance plc (United Kingdom)(a)	5.15%		4/1/2045		1,595,000	1,367,964
Brown & Brown, Inc.	2.375%		3/15/2031		2,120,000	1,617,789
Fidelity National Financial, Inc.	4.50%		8/15/2028		869,000	825,850
Global Atlantic Fin Co.†	4.70% (5 Yr. Treasury CMT + 3.80%	)#	10/15/2051		1,000,000	763,283
Northwestern Mutual Life Insurance Co. (The)†	3.85%		9/30/2047		1,456,000	1,117,599
PartnerRe Finance B LLC	3.70%		7/2/2029		1,806,000	1,633,117
Selective Insurance Group, Inc.	5.375%		3/1/2049		1,169,000	1,006,878
Teachers Insurance & Annuity Association of America†	4.27%		5/15/2047		889,000	731,155
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044		1,506,000	1,384,130
Transatlantic Holdings, Inc.	8.00%		11/30/2039		934,000	1,163,311
W R Berkley Corp.	3.15%		9/30/2061		900,000	551,802
Total						17,809,735

Internet 2.34%
Alibaba Group Holding Ltd. (China)(a)	2.125%		2/9/2031		3,468,000	2,769,446
Amazon.com, Inc.	3.15%		8/22/2027		7,000,000	6,589,343
Gen Digital, Inc.†	6.75%		9/30/2027		1,126,000	1,104,944
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%		12/1/2027		1,235,000	1,171,002
Meta Platforms, Inc.	4.45%		8/15/2052		2,247,000	1,797,245
Netflix, Inc.(f)	3.625%		5/15/2027	EUR	2,500,000	2,581,116
Netflix, Inc.	4.875%		4/15/2028		$3,733,000	3,612,933

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2022

	Interest	Maturity	Principal	Fair
Investments	Rate	Date	Amount	Value
Internet (continued)
Tencent Holdings Ltd. (China)†(a)	3.595%	1/19/2028	$3,150,000	$2,892,546
Tencent Holdings Ltd. (China)†(a)	3.925%	1/19/2038	2,149,000	1,716,143
VeriSign, Inc.	2.70%	6/15/2031	1,384,000	1,130,618
Total				25,365,336

Investment Companies 0.08%
Temasek Financial I Ltd. (Singapore)†(a)	2.50%	10/6/2070	1,480,000	869,689

Iron-Steel 0.58%
ArcelorMittal SA (Luxembourg)(a)	6.55%	11/29/2027	1,141,000	1,148,325
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(a)	8.75%	7/15/2026	661,000	627,778
Mineral Resources Ltd. (Australia)†(a)	8.50%	5/1/2030	1,798,000	1,824,961
Steel Dynamics, Inc.	3.45%	4/15/2030	486,000	428,449
United States Steel Corp.	6.875%	3/1/2029	1,102,000	1,071,140
Vale Overseas Ltd. (Brazil)(a)	3.75%	7/8/2030	1,309,000	1,148,237
Total				6,248,890

Leisure Time 0.19%
Life Time, Inc.†	5.75%	1/15/2026	895,000	833,916
NCL Corp. Ltd.†	5.875%	2/15/2027	1,378,000	1,195,353
Total				2,029,269

Lodging 1.74%
Boyd Gaming Corp.	4.75%	12/1/2027	1,201,000	1,120,341
Genting New York LLC/GENNY Capital, Inc.†	3.30%	2/15/2026	1,306,000	1,142,648
Hilton Domestic Operating Co., Inc.†	3.75%	5/1/2029	1,268,000	1,098,519
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	3,480,000	3,159,457
Las Vegas Sands Corp.	3.50%	8/18/2026	1,835,000	1,658,930
Marriott International, Inc.	3.50%	10/15/2032	1,250,000	1,043,297
Sands China Ltd. (Macau)(a)	3.35%	3/8/2029	1,638,000	1,340,395
Sands China Ltd. (Macau)(a)	4.875%	6/18/2030	1,640,000	1,443,430
Sands China Ltd. (Macau)(a)	5.90%	8/8/2028	1,442,000	1,352,110
Travel + Leisure Co.	6.00%	4/1/2027	1,439,000	1,368,216
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027	2,424,000	2,191,419
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025	2,000,000	1,902,812
Total				18,821,574

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

	Interest	Maturity	Principal	Fair
Investments	Rate	Date	Amount	Value
Machinery-Diversified 0.28%
nVent Finance Sarl (Luxembourg)(a)	2.75%	11/15/2031	$783,000	$604,421
TK Elevator US Newco, Inc.†	5.25%	7/15/2027	1,240,000	1,103,104
Westinghouse Air Brake Technologies Corp.	3.45%	11/15/2026	1,421,000	1,321,946
Total				3,029,471

Media 2.00%
Cable One, Inc.†	4.00%	11/15/2030	2,012,000	1,581,313
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%	2/1/2028	1,746,000	1,589,200
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.375%	6/1/2029	1,881,000	1,705,173
CCO Holdings LLC/CCO Holdings Capital Corp.†	6.375%	9/1/2029	1,484,000	1,397,431
CSC Holdings LLC†	4.125%	12/1/2030	2,713,000	1,920,899
DISH Network Corp.†	11.75%	11/15/2027	2,371,000	2,444,857
FactSet Research Systems, Inc.	3.45%	3/1/2032	1,962,000	1,650,161
LCPR Senior Secured Financing DAC (Ireland)†(a)	6.75%	10/15/2027	708,000	663,623
News Corp.†	3.875%	5/15/2029	1,559,000	1,354,514
Nexstar Media, Inc.†	4.75%	11/1/2028	1,280,000	1,109,133
Univision Communications, Inc.†	4.50%	5/1/2029	2,508,000	2,102,043
UPC Broadband Finco BV (Netherlands)†(a)	4.875%	7/15/2031	2,867,000	2,390,533
VZ Secured Financing BV (Netherlands)†(a)	5.00%	1/15/2032	2,228,000	1,814,553
Total				21,723,433

Metal Fabricate-Hardware 0.22%
Roller Bearing Co. of America, Inc.†	4.375%	10/15/2029	2,799,000	2,423,794

Mining 1.36%
Anglo American Capital plc (United Kingdom)†(a)	5.625%	4/1/2030	1,100,000	1,094,693
FMG Resources August 2006 Pty Ltd. (Australia)†(a)	4.375%	4/1/2031	4,005,000	3,338,602
FMG Resources August Pty. Ltd. (Australia)†(a)	6.125%	4/15/2032	1,346,000	1,257,225
Fresnillo PLC (Mexico)(a)	4.25%	10/2/2050	274,000	216,198
Glencore Funding LLC†	2.50%	9/1/2030	2,300,000	1,872,150
Hecla Mining Co.	7.25%	2/15/2028	1,194,000	1,177,500
Kaiser Aluminum Corp.†	4.50%	6/1/2031	1,528,000	1,230,116
Mirabela Nickel Ltd.	1.00%	9/10/2044	15,172	1	(d)
Newmont Corp.	2.25%	10/1/2030	1,318,000	1,062,376
Novelis Corp.†	4.75%	1/30/2030	2,071,000	1,840,746
Teck Resources Ltd. (Canada)(a)	3.90%	7/15/2030	1,913,000	1,715,309
Total				14,804,916

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2022

	Interest		Maturity	Principal	Fair
Investments	Rate		Date	Amount	Value
Miscellaneous Manufacturing 0.21%
Eaton Corp.	4.15%		3/15/2033	$1,342,000	$1,251,792
Hillenbrand, Inc.	3.75%		3/1/2031	1,275,000	1,047,158
Total					2,298,950

Multi-National 0.35%
Asian Development Bank (Philippines)(a)	4.597% (SOFR Index + 1.00%	)#	4/6/2027	3,683,000	3,765,033

Office/Business Equipment 0.10%
CDW LLC/CDW Finance Corp.	3.569%		12/1/2031	1,287,000	1,062,948

Oil & Gas 12.10%
Antero Resources Corp.†	5.375%		3/1/2030	4,893,000	4,542,955
Apache Corp.	4.25%		1/15/2030	2,793,000	2,476,502
Apache Corp.	4.75%		4/15/2043	1,641,000	1,241,047
Apache Corp.	5.10%		9/1/2040	3,580,000	2,974,864
California Resources Corp.†	7.125%		2/1/2026	2,160,000	2,078,395
Callon Petroleum Co.	6.375%		7/1/2026	2,011,000	1,877,521
Callon Petroleum Co.†	8.00%		8/1/2028	1,951,000	1,862,383
Cenovus Energy, Inc. (Canada)(a)	2.65%		1/15/2032	1,364,000	1,092,576
Cenovus Energy, Inc. (Canada)(a)	3.75%		2/15/2052	2,668,000	1,885,429
Cenovus Energy, Inc. (Canada)(a)	5.40%		6/15/2047	3,846,000	3,458,504
Chesapeake Energy Corp.†	6.75%		4/15/2029	2,643,000	2,576,793
CITGO Petroleum Corp.†	7.00%		6/15/2025	1,160,000	1,134,109
CNX Resources Corp.†	7.25%		3/14/2027	1,068,000	1,061,827
Comstock Resources, Inc.†	5.875%		1/15/2030	1,615,000	1,390,515
Comstock Resources, Inc.†	6.75%		3/1/2029	1,713,000	1,549,083
Continental Resources, Inc.	4.375%		1/15/2028	4,075,000	3,740,402
Continental Resources, Inc.†	5.75%		1/15/2031	1,644,000	1,533,565
Crescent Energy Finance LLC†	7.25%		5/1/2026	1,716,000	1,619,243
CrownRock LP/CrownRock Finance, Inc.†	5.00%		5/1/2029	1,840,000	1,663,076
Diamondback Energy, Inc.	3.50%		12/1/2029	2,292,000	2,015,840
Diamondback Energy, Inc.	4.25%		3/15/2052	2,616,000	1,925,627
Diamondback Energy, Inc.	4.40%		3/24/2051	2,777,000	2,128,083
Encino Acquisition Partners Holdings LLC†	8.50%		5/1/2028	1,734,000	1,587,104
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%		1/30/2028	2,818,000	2,702,885
Exxon Mobil Corp.	3.043%		3/1/2026	823,000	785,920
Geopark Ltd. (Colombia)†(a)	5.50%		1/17/2027	418,000	360,034
Helmerich & Payne, Inc.	2.90%		9/29/2031	2,358,000	1,919,779
Hess Corp.	5.60%		2/15/2041	1,617,000	1,535,587

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

	Interest	Maturity	Principal	Fair
Investments	Rate	Date	Amount	Value
Oil & Gas (continued)
Hess Corp.	5.80%	4/1/2047	$693,000	$665,092
Kosmos Energy Ltd.†	7.125%	4/4/2026	467,000	398,855
Kosmos Energy Ltd.†	7.75%	5/1/2027	2,079,000	1,738,762
Laredo Petroleum, Inc.†	7.75%	7/31/2029	2,617,000	2,358,922
Laredo Petroleum, Inc.	10.125%	1/15/2028	3,500,000	3,418,570
Matador Resources Co.	5.875%	9/15/2026	1,088,000	1,047,656
MC Brazil Downstream Trading Sarl (Luxembourg)†(a)	7.25%	6/30/2031	1,536,000	1,269,593
MEG Energy Corp. (Canada)†(a)	5.875%	2/1/2029	2,312,000	2,183,222
MEG Energy Corp. (Canada)†(a)	7.125%	2/1/2027	2,420,000	2,471,732
Murphy Oil Corp.	5.875%	12/1/2027	2,000,000	1,928,020
Murphy Oil Corp.	6.375%	7/15/2028	1,241,000	1,196,299
Nabors Industries, Inc.†	7.375%	5/15/2027	1,083,000	1,050,347
Occidental Petroleum Corp.	6.125%	1/1/2031	3,933,000	3,976,714
Occidental Petroleum Corp.	6.625%	9/1/2030	837,000	866,826
Occidental Petroleum Corp.	7.50%	5/1/2031	1,013,000	1,084,062
OQ SAOC (Oman)†(a)	5.125%	5/6/2028	1,782,000	1,694,128
Ovintiv, Inc.	6.50%	2/1/2038	1,948,000	1,937,638
Patterson-UTI Energy, Inc.	3.95%	2/1/2028	1,394,000	1,230,723
Patterson-UTI Energy, Inc.	5.15%	11/15/2029	1,562,000	1,403,253
PDC Energy, Inc.	5.75%	5/15/2026	2,868,000	2,742,382
Permian Resources Operating LLC†	5.375%	1/15/2026	1,659,000	1,512,783
Permian Resources Operating LLC†	6.875%	4/1/2027	3,588,000	3,390,294
Pioneer Natural Resources Co.	2.15%	1/15/2031	1,344,000	1,065,467
Precision Drilling Corp. (Canada)†(a)	6.875%	1/15/2029	1,295,000	1,207,337
QatarEnergy Trading LLC (Qatar)†(a)	3.30%	7/12/2051	5,399,000	3,999,579
Range Resources Corp.†	4.75%	2/15/2030	2,643,000	2,332,586
Range Resources Corp.	8.25%	1/15/2029	2,791,000	2,879,726
Rockcliff Energy II LLC†	5.50%	10/15/2029	1,194,000	1,093,973
Saudi Arabian Oil Co. (Saudi Arabia)(a)	2.875%	4/16/2024	1,600,000	1,553,021
Saudi Arabian Oil Co. (Saudi Arabia)†(a)	4.375%	4/16/2049	2,895,000	2,499,844
Shell International Finance BV (Netherlands)(a)	2.875%	5/10/2026	914,000	861,843
Shell International Finance BV (Netherlands)(a)	6.375%	12/15/2038	1,473,000	1,626,460
SM Energy Co.	6.625%	1/15/2027	4,388,000	4,233,542
SM Energy Co.	6.75%	9/15/2026	1,112,000	1,081,337
Southwestern Energy Co.	4.75%	2/1/2032	1,212,000	1,038,096
Southwestern Energy Co.	5.375%	2/1/2029	2,333,000	2,166,202
Southwestern Energy Co.	5.375%	3/15/2030	3,246,000	2,966,662

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2022

	Interest	Maturity	Principal	Fair
Investments	Rate	Date	Amount	Value
Oil & Gas (continued)
Southwestern Energy Co.	8.375%	9/15/2028	$1,608,000	$1,660,591
Suncor Energy, Inc. (Canada)(a)	4.00%	11/15/2047	2,713,000	2,068,914
Texaco Capital, Inc.	8.625%	11/15/2031	722,000	878,329
Viper Energy Partners LP†	5.375%	11/1/2027	1,751,000	1,665,604
Total				131,164,634

Oil & Gas Services 0.54%
Oceaneering International, Inc.	4.65%	11/15/2024	1,301,000	1,244,522
Oceaneering International, Inc.	6.00%	2/1/2028	1,464,000	1,350,713
USA Compression Partners LP/USA Compression Finance Corp.	6.875%	9/1/2027	1,271,000	1,190,425
Weatherford International Ltd.†	8.625%	4/30/2030	2,101,000	2,021,358
Total				5,807,018

Packaging & Containers 0.49%
Ball Corp.	2.875%	8/15/2030	2,897,000	2,318,194
Ball Corp.	6.875%	3/15/2028	1,541,000	1,584,872
Crown Cork & Seal Co., Inc.	7.375%	12/15/2026	363,000	374,337
Sealed Air Corp.†	6.875%	7/15/2033	1,060,000	1,052,307
Total				5,329,710

Pharmaceuticals 0.98%
AbbVie, Inc.	3.20%	11/21/2029	1,000,000	903,751
AbbVie, Inc.	4.25%	11/21/2049	1,409,000	1,176,551
BellRing Brands, Inc.†	7.00%	3/15/2030	874,000	842,121
CVS Health Corp.	3.625%	4/1/2027	1,549,000	1,472,298
Hess Midstream Operations LP†	5.125%	6/15/2028	918,000	850,496
Organon & Co./Organon Foreign Debt Co-Issuer BV†	4.125%	4/30/2028	1,285,000	1,139,988
Owens & Minor, Inc.†	4.50%	3/31/2029	1,344,000	1,073,319
Pfizer, Inc.	2.625%	4/1/2030	1,246,000	1,097,463
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(a)	5.125%	5/9/2029	1,065,000	949,817
Zoetis, Inc.	2.00%	5/15/2030	1,387,000	1,128,727
Total				10,634,531

Pipelines 3.02%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(a)	4.60%	11/2/2047	1,779,000	1,641,483
AI Candelaria Spain SA (Spain)†(a)	5.75%	6/15/2033	1,646,000	1,254,384
AI Candelaria Spain SA (Spain)†(a)	7.50%	12/15/2028	1,224,171	1,161,487

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

	Interest		Maturity	Principal	Fair
Investments	Rate		Date	Amount	Value
Pipelines (continued)
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	$1,532,000	$1,306,093
Cheniere Energy Partners LP	3.25%		1/31/2032	2,096,000	1,668,535
Colonial Enterprises, Inc.†	3.25%		5/15/2030	1,241,000	1,077,305
CQP Holdco LP/BIP-V Chinook Holdco LLC†	5.50%		6/15/2031	3,394,000	2,971,040
DT Midstream, Inc.†	4.30%		4/15/2032	1,293,000	1,137,885
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(a)	3.25%		9/30/2040	3,001,000	2,333,590
Magellan Midstream Partners LP	3.95%		3/1/2050	2,259,000	1,663,225
NGPL PipeCo LLC†	3.25%		7/15/2031	1,530,000	1,248,512
NGPL PipeCo LLC†	4.875%		8/15/2027	852,000	810,643
Northern Natural Gas Co.†	4.30%		1/15/2049	811,000	648,746
Oleoducto Central SA (Colombia)(a)	4.00%		7/14/2027	856,000	756,094
ONEOK, Inc.	4.45%		9/1/2049	1,288,000	962,549
Sabal Trail Transmission LLC†	4.246%		5/1/2028	1,125,000	1,044,613
Sabine Pass Liquefaction LLC	4.50%		5/15/2030	3,627,000	3,370,540
Venture Global Calcasieu Pass LLC†	3.875%		8/15/2029	1,321,000	1,158,193
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031	1,293,000	1,103,899
Western Midstream Operating LP	4.30%		2/1/2030	3,702,000	3,239,898
Williams Cos., Inc. (The)	4.65%		8/15/2032	2,381,000	2,223,504
Total					32,782,218

Real Estate 0.14%
Hunt Cos., Inc.†	5.25%		4/15/2029	1,866,000	1,570,822

REITS 1.75%
Crown Castle, Inc.	2.50%		7/15/2031	3,750,000	3,031,341
GLP Capital LP / GLP Financing II, Inc.	4.00%		1/15/2030	1,272,000	1,116,293
GLP Capital LP/GLP Financing II, Inc.	4.00%		1/15/2031	1,278,000	1,098,537
GLP Capital LP/GLP Financing II, Inc.	5.75%		6/1/2028	1,000,000	985,000
Goodman U.S. Finance Five LLC†	4.625%		5/4/2032	1,095,000	1,001,362
Goodman US Finance Four LLC†	4.50%		10/15/2037	1,079,000	907,638
Prologis LP	4.375%		2/1/2029	1,106,000	1,057,195
Rayonier LP	2.75%		5/17/2031	2,532,000	2,040,245
SBA Communications Corp.	3.875%		2/15/2027	4,137,000	3,744,868
VICI Properties LP/VICI Note Co., Inc.†	4.625%		6/15/2025	1,328,000	1,274,946
VICI Properties LP/VICI Note Co., Inc.†	4.625%		12/1/2029	2,948,000	2,687,633
Total					18,945,058

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2022

	Interest	Maturity	Principal		Fair
Investments	Rate	Date	Amount		Value
Retail 1.52%
Bath & Body Works, Inc.	5.25%	2/1/2028		$830,000	$772,091
Costco Wholesale Corp.	1.75%	4/20/2032		1,511,000	1,198,704
Dollar Tree, Inc.	3.375%	12/1/2051		3,366,000	2,274,603
Gap, Inc. (The)†	3.875%	10/1/2031		1,579,000	1,103,855
Genuine Parts Co.	2.75%	2/1/2032		1,448,000	1,165,965
Murphy Oil USA, Inc.†	3.75%	2/15/2031		1,934,000	1,595,201
Murphy Oil USA, Inc.	4.75%	9/15/2029		1,500,000	1,375,208
PetSmart, Inc./PetSmart Finance Corp.†	4.75%	2/15/2028		985,000	893,604
SRS Distribution, Inc.†	4.625%	7/1/2028		1,478,000	1,312,080
Stonegate Pub Co. Financing 2019 plc(f)	8.00%	7/13/2025	GBP	1,006,000	1,088,806
Stonegate Pub Co. Financing 2019 plc(f)	8.25%	7/31/2025	GBP	1,860,000	2,041,715
Tiffany & Co.	4.90%	10/1/2044		$1,816,000	1,610,753
Total					16,432,585

Savings & Loans 0.00%
Washington Mutual Bank(g)	6.875%	6/15/2011		1,250,000	125	(d)

Semiconductors 1.01%
Entegris Escrow Corp.†	4.75%	4/15/2029		1,215,000	1,110,452
KLA Corp.	4.10%	3/15/2029		1,114,000	1,077,265
KLA Corp.	4.65%	7/15/2032		1,696,000	1,666,513
Lam Research Corp.	4.875%	3/15/2049		808,000	769,577
ON Semiconductor Corp.†	3.875%	9/1/2028		3,036,000	2,654,044
TSMC Arizona Corp.	3.25%	10/25/2051		5,159,000	3,731,979
Total					11,009,830

Shipbuilding 0.19%
Huntington Ingalls Industries, Inc.	4.20%	5/1/2030		2,251,000	2,048,321

Software 1.87%
Autodesk, Inc.	3.50%	6/15/2027		1,446,000	1,356,953
Electronic Arts, Inc.	2.95%	2/15/2051		1,588,000	1,031,607
Intuit, Inc.	1.65%	7/15/2030		2,012,000	1,618,861
Microsoft Corp.	3.30%	2/6/2027		968,000	934,319
MSCI, Inc.†	3.25%	8/15/2033		1,483,000	1,147,402
MSCI, Inc.†	3.875%	2/15/2031		3,447,000	2,872,040
MSCI, Inc.†	4.00%	11/15/2029		2,299,000	2,006,590
Oracle Corp.	3.60%	4/1/2050		692,000	468,795
Oracle Corp.	4.50%	7/8/2044		1,280,000	1,035,377
PTC, Inc.†	4.00%	2/15/2028		1,211,000	1,092,023
ROBLOX Corp.†	3.875%	5/1/2030		2,680,000	2,115,860
Roper Technologies, Inc.	1.75%	2/15/2031		1,352,000	1,044,727

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

	Interest		Maturity	Principal	Fair
Investments	Rate		Date	Amount	Value
Software (continued)
ServiceNow, Inc.	1.40%		9/1/2030	$2,297,000	$1,762,416
Workday, Inc.	3.80%		4/1/2032	1,975,000	1,748,926
Total					20,235,896

Sovereign 0.27%
Export Finance & Insurance Corp. (Australia)†(a)	4.625%		10/26/2027	2,859,000	2,891,109

Telecommunications 2.73%
Altice France SA (France)†(a)	5.125%		7/15/2029	1,458,000	1,095,728
Altice France SA (France)†(a)	5.50%		10/15/2029	1,383,000	1,057,048
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(a)	6.75%		10/1/2026	1,264,000	1,174,028
Frontier Communications Holdings LLC†	5.875%		10/15/2027	1,730,000	1,610,232
Hughes Satellite Systems Corp.	5.25%		8/1/2026	1,111,000	1,067,582
NTT Finance Corp. (Japan)†(a)	4.372%		7/27/2027	1,148,000	1,123,183
Sprint Capital Corp.	6.875%		11/15/2028	5,646,000	5,872,941
T-Mobile USA, Inc.	3.375%		4/15/2029	5,643,000	4,981,045
T-Mobile USA, Inc.	3.875%		4/15/2030	1,099,000	998,068
T-Mobile USA, Inc.	4.50%		4/15/2050	1,311,000	1,084,310
Verizon Communications, Inc.	4.016%		12/3/2029	2,942,000	2,754,780
Vmed O2 UK Financing I plc (United Kingdom)†(a)	4.25%		1/31/2031	4,435,000	3,600,200
Vmed O2 UK Financing I plc (United Kingdom)†(a)	4.75%		7/15/2031	2,413,000	1,964,918
Xiaomi Best Time International Ltd. (Hong Kong)†(a)	4.10%		7/14/2051	2,066,000	1,201,785
Total					29,585,848

Transportation 0.54%
Autoridad del Canal de Panama (Panama)†(a)	4.95%		7/29/2035	1,000,000	946,130
Central Japan Railway Co. (Japan)(a)	2.20%		10/2/2024	1,137,000	1,079,515
Central Japan Railway Co. (Japan)†(a)	4.25%		11/24/2045	1,524,000	1,301,688
FedEx Corp. 2020-1 Class AA Pass Through Trust	1.875%		8/20/2035	1,264,566	1,040,109
Union Pacific Corp.	3.00%		4/15/2027	1,602,000	1,493,890
Total					5,861,332
Total Corporate Bonds (cost $847,987,527)					769,307,702

FLOATING RATE LOANS(h) 1.36%

Aerospace/Defense 0.16%
Alloy Finco Limited 2020 USD Term Loan B2 (Jersey)(a)	10.915% (3 Mo. LIBOR + 6.50%	)	3/6/2024	656,228	607,424
Alloy Finco Limited USD Holdco PIK Term Loan PIK 13.50% (Jersey)(a)	0.50%		3/6/2025	1,301,640	1,132,427
Total					1,739,851

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2022

	Interest		Maturity	Principal		Fair
Investments	Rate		Date	Amount		Value
Beverages 0.10%
Sunshine Investments B.V. 2022 USD Term Loan (Netherlands)(a)	8.515% (3 Mo. Term SOFR + 4.25%	)	7/12/2029		$1,092,307	$1,059,538

Diversified Capital Goods 0.11%
CeramTec AcquiCo GmbH 2022 EUR Term Loan B(f)	5.704% (3 Mo. EURIBOR + 3.75%	)	3/16/2029	EUR	1,162,111	1,176,147

Electric: Generation 0.29%
Astoria Energy LLC 2020 Term Loan B	7.89% (1 Mo. LIBOR + 3.50%	)	12/10/2027		$1,802,543	1,783,013
EFS Cogen Holdings I LLC 2020 Term Loan B	8.23% - 8.24% (3 Mo. LIBOR + 3.50%	)	10/1/2027		1,226,406	1,182,384
Frontera Generation Holdings LLC 2021 2nd Lien Term Loan	6.23% (3 Mo. LIBOR + 1.50%	)	7/28/2028		129,040	32,260
Frontera Generation Holdings LLC 2021 Term Loan	17.73% (3 Mo. LIBOR + 13.00%	)	7/28/2026		133,293	133,293
Total						3,130,950

Electric: Integrated 0.17%
Generation Bridge Acquisition, LLC Term Loan B	9.73% (3 Mo. LIBOR + 5.00%	)	12/1/2028		667,148	662,978
Generation Bridge Acquisition, LLC Term Loan C	9.73% (3 Mo. LIBOR + 5.00%	)	12/1/2028		14,476	14,385
Helix Gen Funding, LLC Term Loan B	8.134% (1 Mo. LIBOR + 3.75%	)	6/3/2024		1,223,786	1,208,397
Total						1,885,760

Gas Distribution 0.16%
Freeport LNG Investments, LLLP Term Loan B	7.743% (3 Mo. LIBOR + 3.50%	)	12/21/2028		1,794,874	1,710,865

Health Facilities 0.12%
Electron BidCo Inc. 2021 Term Loan	7.384% (1 Mo. LIBOR + 3.00%	)	11/1/2028		1,314,966	1,282,256

Manufacturing 0.09%
Tank Holding Corp. 2022 Term Loan	12.25% (1 Mo. Term SOFR + 5.75%	)	3/31/2028		1,045,447	993,174

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

	Interest		Maturity	Principal		Fair
Investments	Rate		Date	Amount		Value
Personal & Household Products 0.00%
FGI Operating Company, LLC Exit Term Loan	14.73% (3 Mo. LIBOR + 10.00%	)	5/16/2023		$80,004	$10,041	(i)
Revlon Consumer Products Corporation 2020 Additional Term Loan B2	8.144% (3 Mo. LIBOR + 3.50%	)	6/30/2025		16	8
Total						10,049

Software/Services 0.10%
Peraton Corp. Term Loan B	8.134% (1 Mo. LIBOR + 3.75%	)	2/1/2028		1,150,518	1,125,592

Theaters & Entertainment 0.06%
Vue International Bidco p.l.c. 2019 EUR Term Loan B(f)	–	(j)	7/3/2026	EUR	857,905	525,752
Vue International Bidco p.l.c. 2022 EUR Term Loan(f)	9.766% (3 Mo. EURIBOR + 8.00%	)	6/30/2027	EUR	113,307	110,980
Total						636,732
Total Floating Rate Loans (cost $15,582,521)						14,750,914

FOREIGN GOVERNMENT OBLIGATIONS 2.47%

Bermuda 0.20%
Bermuda Government International Bond†	2.375%		8/20/2030		$1,296,000	1,099,704
Bermuda Government International Bond†	3.375%		8/20/2050		1,444,000	1,028,648
Total						2,128,352

Canada 0.26%
Ontario Teachers’ Finance Trust(a)	0.875%		9/21/2026		1,345,000	1,172,239
Province of Ontario Canada(f)	1.55%		11/1/2029	CAD	2,519,000	1,598,021
Total						2,770,260

Costa Rica 0.27%
Costa Rica Government International Bond†(a)	7.158%		3/12/2045		$3,096,000	2,972,074

Dominican Republic 0.42%
Dominican Republic International Bond†(a)	6.00%		2/22/2033		5,070,000	4,592,416

Ecuador 0.12%
Ecuador Government International Bond†(a)	5.50%		7/31/2030		1,917,480	1,241,700

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Japan 0.39%
Japan Bank for International Cooperation(a)	3.875%	9/16/2025	$4,352,000	$4,258,633

Peru 0.15%
Republic of Peru(a)	2.78%	12/1/2060	2,761,000	1,619,640

South Africa 0.26%
Republic of South Africa(a)	4.30%	10/12/2028	3,130,000	2,801,350

Sri Lanka 0.07%
Sri Lanka Government International Bond†(a)(g)	5.875%	7/25/2022	2,340,000	772,522

Turkey 0.33%
Turkey Government International Bond(a)	5.125%	2/17/2028	4,124,000	3,583,673
Total Foreign Government Obligations (cost $29,139,610)				26,740,620

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 8.17%
Fannie Mae or Freddie Mac(k)	2.00%	TBA	4,580,000	3,731,731
Fannie Mae or Freddie Mac(k)	3.50%	TBA	809,000	735,070
Fannie Mae or Freddie Mac(k)	4.00%	TBA	2,908,000	2,728,305
Fannie Mae or Freddie Mac(k)	4.50%	TBA	3,697,000	3,558,617
Fannie Mae or Freddie Mac(k)	5.00%	TBA	2,179,000	2,189,210
Fannie Mae or Freddie Mac(k)	5.50%	TBA	3,548,000	3,556,788
Fannie Mae or Freddie Mac(k)	6.00%	TBA	3,220,000	3,267,420
Fannie Mae or Freddie Mac(k)	6.50%	TBA	4,383,000	4,487,188
Fannie Mae Pool	2.00%	6/1/2051	1,890,784	1,545,126
Fannie Mae Pool	2.50%	6/1/2051 - 12/1/2051	9,156,859	7,864,765
Fannie Mae Pool	3.00%	1/1/2051	628,289	562,765
Fannie Mae Pool	3.50%	9/1/2051 - 4/1/2052	2,710,434	2,498,050
Fannie Mae Pool	4.00%	5/1/2052	4,448,375	4,237,139
Fannie Mae Pool	5.00%	7/1/2052	3,197,791	3,210,223
Federal Home Loan Mortgage Corp.	2.00%	10/1/2051	1,496,338	1,221,390
Federal Home Loan Mortgage Corp.	2.50%	7/1/2051	494,392	423,144
Federal Home Loan Mortgage Corp.	3.50%	8/1/2045	2,024,539	1,887,742
Federal Home Loan Mortgage Corp.	5.00%	7/1/2052	2,338,592	2,342,903
Ginnie Mae(k)	3.00%	TBA	7,324,000	6,527,988
Ginnie Mae(k)	3.50%	TBA	3,025,000	2,779,757
Ginnie Mae(k)	4.00%	TBA	5,624,000	5,322,609
Ginnie Mae(k)	4.50%	TBA	7,701,000	7,473,331

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Ginnie Mae(k)	5.00%	TBA	$3,964,000	$3,928,012
Ginnie Mae(k)	5.50%	TBA	3,528,000	3,546,251
Ginnie Mae(k)	6.00%	TBA	8,811,000	8,935,853
Total Government Sponsored Enterprises Pass-Throughs (cost $89,994,252)				88,561,377

MUNICIPAL BONDS 2.71%

Education 0.46%
California State University CA	3.899%	11/1/2047	1,975,000	1,680,593
Ohio University OH	5.59%	12/1/2114	1,000,000	896,251
Permanent University Fund - Texas A&M University System TX	3.66%	7/1/2047	1,070,000	879,923
Regents of the University of California Medical Center Pooled Revenue CA	4.132%	5/15/2032	880,000	821,023
Regents of the University of California Medical Center Pooled Revenue CA	6.548%	5/15/2048	600,000	683,572
Total				4,961,362

General Obligation 0.23%
Commonwealth of Pennsylvania PA GO	5.45%	2/15/2030	836,000	854,634
District of Columbia DC	5.591%	12/1/2034	795,000	826,955
University of North Carolina at Chapel Hill NC	3.847%	12/1/2034	855,000	765,102
Total				2,446,691

Government 0.80%
Foothill-Eastern Transportation Corridor Agency CA	4.094%	1/15/2049	1,292,000	979,732
Louisiana Local Government Environmental Facilities & Community Development Authority LA	3.615%	2/1/2029	1,334,000	1,293,626
Louisiana Local Government Environmental Facilities & Community Development Authority LA	4.145%	2/1/2033	2,002,000	1,898,107
New Jersey Transportation Trust Fund Authority NJ	4.131%	6/15/2042	1,075,000	866,534
Regents of the University of California Medical Center Pooled Revenue CA	3.006%	5/15/2050	1,185,000	785,095
State of Illinois IL GO	5.10%	6/1/2033	3,010,000	2,892,044
Total				8,715,138

Lease Obligation 0.06%
State of Wisconsin WI	3.294%	5/1/2037	790,000	639,263

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Miscellaneous 0.23%
Dallas Convention Center Hotel Development Corp. TX	7.088%		1/1/2042	$1,210,000	$1,319,735
New York City Industrial Development Agency NY†	11.00%		3/1/2029	1,040,000	1,215,253
Total					2,534,988

Revenue - Utilities - Other 0.10%
City of San Antonio Electric & Gas Systems Revenue TX	5.718%		2/1/2041	980,000	1,036,281

Tax Revenue 0.38%
County of Miami-Dade FL	2.786%		10/1/2037	660,000	474,118
Dallas Area Rapid Transit TX	2.613%		12/1/2048	1,090,000	719,747
Massachusetts School Building Authority MA	5.715%		8/15/2039	1,220,000	1,251,937
Memphis-Shelby County Industrial Development Board TN Tax Allocation(g)	7.00%		7/1/2045	1,415,000	916,085	(c)
New York State Dormitory Authority NY	3.19%		2/15/2043	310,000	228,871
Regional Transportation District Sales Tax Revenue CO	2.387%		11/1/2037	830,000	585,591
Total					4,176,349

Taxable Revenue - Water & Sewer 0.04%
City & County Honolulu Wastewater System Revenue HI	1.623%		7/1/2031	390,000	299,525
City & County Honolulu Wastewater System Revenue HI	2.574%		7/1/2041	260,000	179,190
Total					478,715

Transportation 0.41%
Chicago Transit Authority Sales Tax Receipts Fund IL	6.20%		12/1/2040	1,030,000	1,109,929
County of Miami-Dade Aviation Revenue FL	4.28%		10/1/2041	950,000	840,849
Metropolitan Transportation Authority NY	5.175%		11/15/2049	1,000,000	866,441
Metropolitan Transportation Authority NY	6.668%		11/15/2039	525,000	543,750
Port of Seattle WA	3.571%		5/1/2032	130,000	114,945
Port of Seattle WA	3.755%		5/1/2036	1,105,000	951,495
Total					4,427,409
Total Municipal Bonds (cost $35,281,559)					29,416,196

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.15%
BBCMS Mortgage Trust 2019-BWAY A†	5.274% (1 Mo. LIBOR + .96%	)#	11/15/2034	1,750,000	1,624,495
Benchmark Mortgage Trust 2019-B12 WMA†	4.246%	#(l)	8/15/2052	2,892,000	2,495,244	(c)
BHMS 2018-ATLS A†	5.568% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	2,120,000	2,038,964

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX 2021-MFM1 B†	5.268% (1 Mo. LIBOR + .95%	)#	1/15/2034	$400,000	$383,579
BX 2021-MFM1 C†	5.518% (1 Mo. LIBOR + 1.20%	)#	1/15/2034	250,000	238,699
BX Commercial Mortgage Trust 2020-VIV4 A†	2.843%		3/9/2044	829,000	672,391
BX Commercial Mortgage Trust 2021-VOLT A†	5.018% (1 Mo. LIBOR + .70%	)#	9/15/2036	2,630,000	2,537,194
BX Trust 2022-PSB A†	6.787% (1 Mo. Term SOFR + 2.45%	)#	8/15/2039	603,023	602,591
CF Trust 2019-BOSS A1†	4.75% (1 Mo. LIBOR + 3.25%	)#	12/15/2024	1,340,000	1,236,095
Citigroup Commercial Mortgage Trust 2016-GC36 C	4.747%	#(l)	2/10/2049	480,000	390,993
COMM Mortgage Trust 2014-UBS5 AM	4.193%	#(l)	9/10/2047	1,161,000	1,110,811
Connecticut Avenue Securities Trust 2022-R01 1B2†	9.928% (1 Mo. SOFR + 6.00%	)#	12/25/2041	1,600,000	1,395,497
Connecticut Avenue Securities Trust 2022-R02 2M1†	5.128% (1 Mo. SOFR + 1.20%	)#	1/25/2042	980,989	959,896
CSMC 2021-BPNY A†	8.032% (1 Mo. LIBOR + 3.71%	)#	8/15/2023	2,420,000	2,376,266
CSMC 2021-BRIT A†	7.91% (1 Mo. Term SOFR + 3.57%	)#	5/15/2023	4,500,000	4,211,203
DCP Rights LLC A	6.786%		1/15/2024	3,850,000	3,857,297
Freddie Mac Stacr Remic Trust 2020-DNA1 B1†	6.689% (1 Mo. LIBOR + 2.30%	)#	1/25/2050	546,756	516,587
Freddie Mac STACR Remic Trust 2020-DNA2 B1†	6.889% (1 Mo. LIBOR + 2.50%	)#	2/25/2050	692,000	647,912
Freddie Mac STACR REMIC Trust 2021-HQA3 M1†	4.778% (1 Mo. SOFR + 0.85%	)#	9/25/2041	739,407	706,560
Freddie Mac STACR REMIC Trust 2022-HQA3 M1A†	6.228% (1 Mo. SOFR + 2.30%	)#	8/25/2042	430,846	430,628
Freddie Mac STACR REMIC Trust 2022-HQA3 M1B†	7.478% (1 Mo. SOFR + 3.55%	)#	8/25/2042	1,350,000	1,340,841
Freddie Mac STACR Trust 2019-DNA3 B1†	7.639% (1 Mo. LIBOR + 3.25%	)#	7/25/2049	500,000	500,750

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp Trust 2022-ECI B†	7.28% (1 Mo. Term SOFR + 2.94%	)#	8/15/2039	$1,180,000	$1,166,160
GS Mortgage Securities Corp. II 2021-ARDN C†	6.368% (1 Mo. LIBOR + 2.05%	)#	11/15/2036	770,000	728,761
GS Mortgage Securities Corp. II 2021-ARDN D†	7.068% (1 Mo. LIBOR + 2.75%	)#	11/15/2036	1,340,000	1,264,911
GS Mortgage Securities Corp. Trust 2021-RENT E†	7.104% (1 Mo. LIBOR + 2.75%	)#	11/21/2035	643,334	588,071
GS Mortgage Securities Corp. Trust 2021-RENT F†	8.004% (1 Mo. LIBOR + 3.65%	)#	11/21/2035	494,873	450,159
GS Mortgage Securities Corp. Trust 2021-RENT G†	10.054% (1 Mo. LIBOR + 5.70%	)#	11/21/2035	98,975	89,150
GS Mortgage Securities Corp. Trust 2021-RSMZ MZ†	13.818% (1 Mo. LIBOR + 9.50%	)#	6/15/2026	4,000,000	3,836,418
Hilton Orlando Trust 2018-ORL A†	5.338% (1 Mo. LIBOR + .92%	)#	12/15/2034	557,000	543,908
HPLY Trust 2019-HIT A†	5.318% (1 Mo. LIBOR + 1.00%	)#	11/15/2036	981,605	957,895
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-NLP B†	5.442% (1 Mo. Term SOFR + 1.11%	)#	4/15/2037	1,791,660	1,635,443
JPMorgan Chase Commercial Mortgage Securities Trust 2021-BOLT D†	11.018% (1 Mo. LIBOR + 6.70%	)#	8/15/2033	2,110,000	2,045,207
Life Mortgage Trust 2022-BMR2 A1†	5.631% (1 Mo. Term SOFR + 1.30%	)#	5/15/2039	1,400,000	1,367,455
Total Non-Agency Commercial Mortgage-Backed Securities (cost $47,280,572)					44,948,031

	Dividend Rate			Shares

PREFERRED STOCKS 0.11%

Transportation Infrastructure
ACBL Holdings Corp.	Zero Coupon			12,368	318,476
ACBL Holdings Corp.	Zero Coupon			16,904	853,652
Total Preferred Stocks (cost $731,800)					1,172,128

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Exercise Price	Expiration Date	Shares	Fair Value
RIGHTS 0.00%
Cosmetics/Personal Care Revlon, Inc.*	Zero Coupon	9/7/2023	148,512	$43,068	(d)
Total Rights (cost $48,886)				43,068
Total Long-Term Investments (cost $1,185,602,785)				1,092,731,037

			Principal Amount
SHORT-TERM INVESTMENTS 2.96%

Repurchase Agreements 2.85%
Repurchase Agreement dated 12/30/2022, 2.050% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $6,050,300 of U.S. Treasury Note at 4.275% due 4/30/2024; value: $6,079,680; proceeds: $5,961,773 (cost $5,960,416)			$5,960,416	5,960,416
Repurchase Agreement dated 12/30/2022, 4.300% due 1/3/2023 with TD Securities USA LLC collateralized by $9,124,000 of U.S. Treasury Note at 2.500% due 1/31/2025; value: $8,873,214; proceeds: $8,703,386 (cost $8,699,229)			8,699,229	8,699,229
Repurchase Agreement dated 12/30/2022, 4.250% due 1/3/2023 with Barclays Bank plc collateralized by $16,320,000 of U.S. Treasury Bond at 4.000% due 11/15/2052; value: $16,625,592; proceeds: $16,307,297 (cost $16,299,600)			16,299,600	16,299,600
Total				30,959,245

			Shares

Money Market Funds 0.10%
Fidelity Government Portfolio(m) (cost $1,055,498)			1,055,498	1,055,498

Time Deposits 0.01%
CitiBank N.A.(m) (cost $117,278)			117,278	117,278
Total Short-Term Investments (cost $32,132,021)				32,132,021

Total Investments in Securities 103.75% (cost $1,217,734,806)				1,124,863,058
Other Assets and Liabilities – Net(n) (3.75)%				(40,692,816)
Net Assets 100.00%				$1,084,170,242

See Notes to Financial Statements.	37

Schedule of Investments (continued)

December 31, 2022

CAD	Canadian Dollar. EUR Euro.
GBP	British Pound.
ADR	American Depositary Receipt.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2022, the total value of Rule 144A securities was $468,952,835, which represents 43.25% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2022.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Level 3 Investment as described in Note 2(r) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	Level 3 Investment as described in Note 2(r) in the Notes to Financials. Security fair valued by the Pricing Committee.
(e)	Amount is less than $1.
(f)	Investment in non-U.S. dollar denominated securities.
(g)	Defaulted (non-income producing security).
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2022.
(i)	Level 3 Investment as described in 2(r) in the Notes to Financials. Floating Rate Loan fair valued by the Pricing Committee. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore the Fund does not have access to unobservable inputs and can not disclose such inputs in the valuation.
(j)	Interest Rate to be determined.
(k)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(l)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(m)	Security was purchased with the cash collateral from loaned securities.
(n)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at December 31, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Markit CDX.EM.38(4)(5)	Bank of America	1.000%	12/20/2027	$11,603,000	$(728,379)	$(678,237)	$50,142

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $50,142. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.

38	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets securities.

Centrally Cleared Consumer Price Index (“CPI”) Swaps at December 31, 2022:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Appreciation
Bank of America	2.544%	CPI Urban Consumer NSA	3/2/2052	$2,807,089	$33,944
Bank of America	2.544%	CPI Urban Consumer NSA	3/2/2052	1,392,911	10,227 (1)
Total Unrealized Appreciation on Centrally Cleared CPI Swaps					$44,171

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Depreciation
Bank of America	2.748%	CPI Urban Consumer NSA	4/20/2052	$6,000,000	$(282,107)
Bank of America	2.665%	CPI Urban Consumer NSA	5/12/2052	4,373,000	(129,142)
Total Unrealized Depreciation on Centrally Cleared CPI Swaps					$(411,249)

(1)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization. Includes upfront payment of $6,616.

Credit Default Swaps on Issuers - Buy Protection at December 31, 2022(1):

Referenced Issuers	Swap Counterparty	Fund Pays (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Receivable at Fair Value(4)
Credit Suisse Group AG(5)	BNP Paribas S.A.	1.000%	12/20/2027	EUR 2,392,903	$127,201	$166,764	$293,965
Credit Suisse Group AG(5)	BNP Paribas S.A.	1.000%	12/20/2027	957,161	52,479	65,107	117,586
Credit Suisse Group AG(5)	J.P. Morgan	1.000%	12/20/2027	717,871	47,326	40,863	88,189
					$227,006	$272,734	$499,740

See Notes to Financial Statements.	39

Schedule of Investments (continued)

December 31, 2022

Credit Default Swaps on Indexes - Sell Protection at December 31, 2022(1):

Referenced Indexes*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation/ (Depreciation)(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX.NA.AA.7	Citibank	1.500%	1/17/2047	$500,000	$(5,832)	$(10,464)	$(16,296)
Markit CMBX.NA.AA.8	Citibank	1.500%	10/17/2057	1,000,000	4,869	(10,596)	(5,727)
					$(963)	$(21,060)	$(22,023)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps in Indexes/Issuers amounted to $272,734. Total unrealized depreciation on Credit Default Swaps on Indexes/Issuers amounted to $21,060.
(4)	Includes upfront payments paid (received).
(5)	Moody’s Credit Rating: Ba2.

40	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Forward Foreign Currency Exchange Contracts at December 31, 2022:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	Morgan Stanley	3/13/2023	620,000	$662,140	$666,765	$4,625
Japanese yen	Buy	Morgan Stanley	2/14/2023	20,000,000	152,221	153,200	979
British pound	Sell	Toronto Dominion Bank	3/8/2023	3,811,000	4,636,653	4,614,532	22,121
Swiss franc	Sell	Morgan Stanley	1/23/2023	267,000	290,002	$289,345	657
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$28,382

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Buy	Bank of America	1/20/2023	751,000	$563,979	$554,698	$(9,281)
Canadian dollar	Buy	Toronto Dominion Bank	1/20/2023	568,000	424,343	419,532	(4,811)
Australian dollar	Sell	Morgan Stanley	2/27/2023	1,662,000	1,107,894	1,134,015	(26,121)
Canadian dollar	Sell	Toronto Dominion Bank	1/20/2023	3,758,000	2,730,629	2,775,708	(45,079)
Euro	Sell	State Street Bank and Trust	3/13/2023	7,680,000	8,159,278	8,259,284	(100,006)
Japanese yen	Sell	Toronto Dominion Bank	2/14/2023	418,000,000	3,011,838	3,201,873	(190,035)
Singapore dollar	Sell	State Street Bank and Trust	2/22/2023	794,000	578,345	593,267	(14,922)
Singapore dollar	Sell	State Street Bank and Trust	2/22/2023	470,000	340,437	351,178	(10,741)
Singapore dollar	Sell	State Street Bank and Trust	2/22/2023	257,000	186,605	192,027	(5,422)
Swiss franc	Sell	J.P. Morgan	1/23/2023	1,356,000	1,465,869	1,469,483	(3,614)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(410,032)

Futures Contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2023	385	Short	$ (41,842,624)	$ (41,552,930)	$289,694
U.S. Ultra Treasury Bond	March 2023	355	Short	(48,338,064)	(47,680,937)	657,127
U.S. Long Bond	March 2023	722	Short	(91,482,663)	(90,498,188)	984,475
U.S. 2-Year Treasury Notes	March 2023	585	Long	119,829,697	119,970,704	141,007
Total Unrealized Appreciation on Futures Contracts						$2,072,303

See Notes to Financial Statements.	41

Schedule of Investments (continued)

December 31, 2022

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Ultra Treasury Note	March 2023	222	Long	$27,051,720	$26,258,438	$(793,282)
U.S. 10-Year Treasury Notes	March 2023	140	Long	16,054,482	15,721,562	(332,920)
Total Unrealized Depreciation on Futures Contracts						$(1,126,202)

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$59,336,678	$–	$59,336,678
Common Stocks
Auto Components	–	1,040,812	–	1,040,812
Beverages	1,119,056	1,161,823	–	2,280,879
Electric-Generation	–	142	–	142
Entertainment	1,697,459	1,249,516	–	2,946,975
Miscellaneous Financials	–	551,786	–	551,786
Personal Products	–	2,247,205	–	2,247,205
Pharmaceuticals	3,791,761	1,831,262	–	5,623,023
Specialty Retail	2,298,837	–	426,891	2,725,728
Textiles, Apparel & Luxury Goods	–	2,898,810	–	2,898,810
Transportation Infrastructure	1,078,646	145,518	–	1,224,164
Remaining Industries	36,914,799	–	–	36,914,799
Corporate Bonds
Mining	–	14,804,915	1	14,804,916
Savings & Loans	–	–	125	125
Remaining Industries	–	754,502,661	–	754,502,661
Floating Rate Loans
Personal & Household Products	–	8	10,041	10,049
Remaining Industries	–	14,740,865	–	14,740,865
Foreign Government Obligations	–	26,740,620	–	26,740,620
Government Sponsored Enterprises
Pass-Throughs	–	88,561,377	–	88,561,377
Municipal Bonds
Tax Revenue	–	3,260,264	916,085	4,176,349
Remaining Industries	–	25,239,847	–	25,239,847
Non-Agency Commercial
Mortgage-Backed Securities	–	42,452,787	2,495,244	44,948,031
Preferred Stocks	–	1,172,128	–	1,172,128
Rights	–	–	43,068	43,068
Short-Term Investments
Repurchase Agreements	–	30,959,245	–	30,959,245
Money Market Funds	1,055,498	–	–	1,055,498
Time Deposits	–	117,278	–	117,278
Total	$47,956,056	$1,073,015,547	$3,891,455	$1,124,863,058

42	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2022

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(678,237)	–	(678,237)
Centrally Cleared CPI Swap Contracts
Assets	–	44,171	–	44,171
Liabilities	–	(411,249)	–	(411,249)
Credit Default Swap Contracts
Assets	–	499,740	–	499,740
Liabilities	–	(22,023)	–	(22,023)
Forward Foreign Currency Exchange Contracts
Assets	–	28,382	–	28,382
Liabilities	–	(410,032)	–	(410,032)
Futures Contracts
Assets	2,072,303	–	–	2,072,303
Liabilities	(1,126,202)	–	–	(1,126,202)
Total	$946,101	$(949,248)	$–	$3,147

(1)	Refer to Note 2(r) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	43

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value including $1,111,322 of securities loaned (cost $1,217,734,806)	$1,124,863,058
Cash	56,106
Cash at brokers	360,000
Deposits with brokers for futures collateral	5,350,153
Deposits with brokers for forwards and swaps collateral	3,491,212
Receivables:
Investment securities sold	79,820,381
Interest and dividends	13,348,443
Capital shares sold	593,681
Variation margin for futures contracts	231,005
Variation margin for centrally cleared swap agreements	8,958
Securities lending income receivable	69
Unrealized appreciation on forward foreign currency exchange contracts	28,382
Credit default swap agreements receivable, at fair value (including upfront payments of $227,006)	499,740
Prepaid expenses and other assets	26,013
Total assets	1,228,677,201
LIABILITIES:
Payables:
Investment securities purchased	139,318,408
To brokers for swap collateral	360,000
Transfer agent fees	1,783,531
Payable for collateral due to broker for securities lending	1,172,776
Capital shares reacquired	582,167
Management fee	439,243
Directors’ fees	155,290
Fund administration	37,156
Credit default swap agreements payable, at fair value (including upfront payments of $963)	22,023
Unrealized depreciation on forward foreign currency exchange contracts	410,032
Foreign currency overdraft (cost $41,786)	29,945
Accrued expenses and other liabilities	196,388
Total liabilities	144,506,959
NET ASSETS	$1,084,170,242
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,261,854,690
Total distributable earnings (loss)	(177,684,448)
Net Assets	$1,084,170,242
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	106,287,236
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$10.20

44	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $13,360)	$899,596
Securities lending net income	3,514
Interest and other	56,520,717
Interest earned from Interfund Lending (See Note 11)	144
Total investment income	57,423,971
Expenses:
Management fee	5,517,071
Non 12b-1 service fees	2,925,183
Shareholder servicing	1,243,212
Fund administration	468,184
Custody	67,133
Professional	64,632
Reports to shareholders	61,983
Directors’ fees	21,223
Other	96,706
Gross expenses	10,465,327
Expense reductions (See Note 9)	(14,614)
Fees waived and expenses reimbursed (See Note 3)	(67,133)
Net expenses	10,383,580
Net investment income	47,040,391
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(109,213,804)
Net realized gain (loss) on futures contracts	28,206,355
Net realized gain (loss) on forward foreign currency exchange contracts	1,619,886
Net realized gain (loss) on swap contracts	(867,271)
Net realized gain (loss) on foreign currency related transactions	18,729
Net change in unrealized appreciation/depreciation on investments	(136,667,212)
Net change in unrealized appreciation/depreciation on futures contracts	1,602,523
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(261,467)
Net change in unrealized appreciation/depreciation on swap contracts	(199,714)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(48,541)
Net change in unrealized appreciation/depreciation on unfunded commitments	783
Net realized and unrealized gain (loss)	(215,809,733)
Net Decrease in Net Assets Resulting From Operations	$(168,769,342)

See Notes to Financial Statements.	45

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$47,040,391	$39,376,068
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	(80,236,105)	61,885,755
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	(135,573,628)	(61,849,142)
Net increase (decrease) in net assets resulting from operations	(168,769,342)	39,412,681
Distributions to shareholders:	(53,863,559)	(61,516,780)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	75,105,510	200,310,546
Reinvestment of distributions	53,863,559	61,516,780
Cost of shares reacquired	(153,085,834)	(85,061,912)
Net increase (decrease) in net assets resulting from capital share transactions	(24,116,765)	176,765,414
Net increase (decrease) in net assets	(246,749,666)	154,661,315
NET ASSETS:
Beginning of year	$1,330,919,908	$1,176,258,593
End of year	$1,084,170,242	$1,330,919,908

46	See Notes to Financial Statements.

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47

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment operations	Net invest- ment income	Net realized gain	Total distributions
12/31/2022	$12.29	$0.45	$(2.01)	$(1.56)	$(0.50)	$(0.03)	$(0.53)
12/31/2021	12.48	0.40	0.01	0.41	(0.39)	(0.21)	(0.60)
12/31/2020	12.08	0.44	0.43	0.87	(0.47)	–	(0.47)
12/31/2019	11.08	0.46	1.02	1.48	(0.48)	–	(0.48)
12/31/2018	12.38	0.49	(0.99)	(0.50)	(0.53)	(0.27)	(0.80)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

48	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$10.20	(12.80)	0.89	0.89	4.02	$1,084,170	182
12.29	3.28	0.89	0.89	3.11	1,330,920	96
12.48	7.30	0.91	0.91	3.65	1,176,259	96
12.08	13.35	0.92	0.92	3.84	1,187,443	232
11.08	(4.02)	0.92	0.93	4.04	1,077,305	153

See Notes to Financial Statements.	49

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2022. This report covers Bond-Debenture Portfolio (the “Fund”).

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and

50

Notes to Financial Statements (continued)

ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified- cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions

51

Notes to Financial Statements (continued)

on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Inflation-Linked Derivatives–The Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract

52

Notes to Financial Statements (continued)

(“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(k)	Total Return Swaps–The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that

53

Notes to Financial Statements (continued)

market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

(l)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(m)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(n)	TBA Sale Commitments–The Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

(o)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts

54

Notes to Financial Statements (continued)

with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(p)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2022, the Fund did not have reverse repurchase agreements.

(q)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2022, the Fund did not have unfunded loan commitments.

(r)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent

55

Notes to Financial Statements (continued)

buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $500 million	.50%
Next $9.5 billion	.45%
Over $10 billion	.40%

For the fiscal year ended December 31, 2022, the effective management fee was at an annualized rate of .47% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $67,133 of fund administration fees during the fiscal year ended December 31, 2022.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be

56

Notes to Financial Statements (continued)

compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 was as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$53,863,559	$61,516,780
Total distributions paid	$53,863,559	$61,516,780

As of December 31, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

Capital loss carryforwards*	$(79,928,632)
Temporary differences	(468,287)
Unrealized gains (losses) – net	(97,287,529)
Total accumulated gains (losses) – net	$(177,684,448)

*	The capital losses will carry forward indefinitely.

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late- Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $283,927 during fiscal 2022.

As of December 31, 2022, the aggregate unrealized security gains (losses) on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,222,599,922
Gross unrealized gain	9,384,259
Gross unrealized loss	(106,621,934)
Net unrealized security gain (loss)	$(97,237,675)

57

Notes to Financial Statements (continued)

The difference between book- basis and tax- basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, premium amortization and wash sales.

Permanent items identified during the fiscal year ended December 31, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (Loss)	Paid-in capital
$748,229	$(748,229)

The permanent differences are primarily attributable to the tax treatment of certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

U.S. Government Purchases	*	Non-U.S. Government Purchases	U.S. Government Sales	*	Non-U.S. Government Sales
$997,441,621		$1,179,221,654	$888,698,648		$1,262,651,875

*	Includes U.S. Government sponsored enterprises securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund engaged in cross-trade purchases of $1,972,015 and sales of $5,930,193 which resulted in a net realized gain (loss) of $11,397.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the for the fiscal year ended December 31, 2022 (as described in Note 2(g)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

The Fund entered into U.S. Treasury futures contracts for the for the fiscal year ended December 31, 2022 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into CPI swaps for the fiscal year ended December 31, 2022 (as described in Note 2(i)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves

58

Notes to Financial Statements (continued)

the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is minimal counterparty credit risk to the Fund since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2022 (as described in Note 2(j)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

The Fund entered into total return swaps on indexes for the fiscal year ended December 31, 2022 (as described in Note 2(k)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(1)	–	–	–	$44,171
Credit Default Swap Contracts(2)	–	–	$499,740	–
Forward Foreign Currency Exchange Contracts(3)	–	$28,382	–	–
Futures Contracts(4)	$2,072,303	–	–	–
Liability Derivatives
Centrally Cleared CPI Swap Contracts(1)	–	–	–	$411,249
Centrally Cleared Credit Default Swap Contracts(1)	–	–	$678,237	–
Credit Default Swap Contracts(2)	–	–	$22,023	–
Forward Foreign Currency Exchange Contracts(5)	–	$410,032	–	–
Futures Contracts(4)	$1,126,202	–	–	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

59

Notes to Financial Statements (continued)

(2)	Statement of Assets and Liabilities location: Credit default swap agreements payable (receivable), at fair value.
(3)	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(4)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(5)	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the fiscal year ended December 31, 2022, were as follows:

	Equity Contracts	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	–	$2,026,284	–	–
Credit Default Swap Contracts(1)	–	–	–	$(2,768,378)
Forward Foreign Currency Exchange Contracts(2)	–	–	$1,619,886	–
Futures Contracts(3)	–	$28,206,355	–	–
Total Return Swap Contracts(1)	$(125,177)	–	–	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(4)	–	$(367,078)	–	–
Credit Default Swap Contracts(4)	–	–	–	$167,364
Forward Foreign Currency Exchange Contracts(5)	–	–	$(261,467)	–
Futures Contracts(6)	–	$1,602,523	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(7)	–	$38,504,470	–	–
Credit Default Swap Contracts(7)	–	–	–	$40,093,783
Forward Foreign Currency Exchange Contracts(7)	–	–	$26,395,586	–
Futures Contracts(8)	–	4,217	–	–
Total Return Swap Contracts(7)	$1,623,751	–	–	–

*	Calculated based on the number of contracts or notional amounts for the year ended December 31, 2022.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operation location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statement of Operation location: Net realized gain (loss) on futures contracts.
(4)	Statement of Operation location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statement of Operation location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The

60

Notes to Financial Statements (continued)

Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$499,740	$–	$499,740
Forward Foreign Currency Exchange Contracts	28,382	–	28,382
Repurchase Agreements	30,959,245	–	30,959,245
Total	$31,487,367	$–	$31,487,367

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
BNP Paribas S.A.	$411,551	$–	$(300,000)	$–	$111,551
J.P. Morgan	88,189	(3,614)	–	–	84,575
Morgan Stanley	6,261	(6,261)	–	–	–
Toronto Dominion Bank	22,121	(22,121)	–	–	–
Fixed Income Clearing Corp.	5,960,416	–	–	(5,960,416)	–
TD Securities USA LLC	8,699,229	–	–	(8,699,229)	–
Barclays Bank plc	16,299,600	–	–	(16,299,600)	–
Total	$31,487,367	$(31,996)	$(300,000)	$(30,959,245)	$196,126

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$22,023	$–	$22,023
Forward Foreign Currency Exchange Contracts	410,032	–	410,032
Total	$432,055	$–	$432,055

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$9,281	$–	$–	$–	$9,281
Citibank	22,023	–	–	–	22,023
J.P. Morgan	3,614	(3,614)	–	–	–
Morgan Stanley	26,121	(6,261)	–	–	19,860
State Street Bank and Trust	131,091	–	(10,000)	–	121,091
Toronto Dominion Bank	239,925	(22,121)	(217,804)	–	–
Total	$432,055	$(31,996)	$(227,804)	$–	$172,255
(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.

61

Notes to Financial Statements (continued)

(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of December 31, 2022.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

62

Notes to Financial Statements (continued)

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022 the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average Amount Loaned	Average Interest Rate	Interest Income*
$5,432,101	0.97%	$144

*	Statement of Operations location: Interest earned from Interfund Lending.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

63

Notes to Financial Statements (continued)

As of December 31, 2022, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$1,111,322	$1,172,776

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Certain instruments in which the Fund may invest may rely in some fashion upon LIBOR. On March 5, 2021 the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR setting will no longer be published after June 30, 2023. Abandonment of or modification to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The asset backed securities and mortgage-related securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the

64

Notes to Financial Statements (continued)

Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, the Fund may invest in non-agency asset backed and mortgage-related securities, which are issued by private institutions, not by government sponsored enterprises.

The Fund may invest up to 20% of its net assets in equity securities, the value of which fluctuates in response to movements in the equity securities market in general, changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

The Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality, and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest up to 15% of its net assets in floating rate or adjustable rate senior loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which the Fund invests may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. Below investment grade senior loans may be affected by interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

65

Notes to Financial Statements (concluded)

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation, and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares sold	6,729,269	15,670,960
Reinvestment of distributions	5,219,695	5,017,682
Shares reacquired	(13,912,794)	(6,664,914)
Increase (decrease)	(1,963,830)	14,023,728

66

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bond-Debenture Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Bond-Debenture Portfolio of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York
February 14, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

67

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

68

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

69

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

70

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

71

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited) Of the distributions paid to the shareholders during the fiscal year ended December 31, 2022, $3,176,295 represent short-term capital gains.

72

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Bond-Debenture Portfolio	LASFBD-2 (02/23)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Dividend Growth Portfolio

For the fiscal year ended December 31, 2022

1	A Letter to Shareholders

6	Investment Comparison

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

9	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information to Shareholders

Lord Abbett Series Fund — Dividend Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Dividend Growth Portfolio for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned –13.55%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the S&P 500® Index*, which returned –18.11% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending December 31, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial

Average and S&P 500® Index fell -6.86% and –18.11%, respectively, while the tech-heavy Nasdaq Composite suffered even greater losses, falling –32.54%. Value stocks1 significantly outperformed growth stocks2 (–7.98% vs –28.97%), while large cap stocks3 slightly edged out small cap stocks4 (–19.13% vs –20.44%).

To begin the twelve-month period, U.S. markets grappled with COVID-19 cases hitting the highest levels of the pandemic, rising above 580,000 new cases in the last week of December 2021, more than doubling the previous record high. The spike in cases occurred shortly after the

World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. However, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by the December 2021 headline CPI rising 7.0% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Increases in energy costs were even more profound, rising by more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with

Russia’s invasion of Ukraine since Russia has been a large exporter of oil and certain minerals. Various sanctions imposed on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25 basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Six additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, 75 bps, and 50 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.5% by the end of the period, the highest level in 15 years. While the shift down in the pace of rate hikes supported the narrative that the Fed may begin to cut rates by the end of 2023, the Fed’s updated Summary of Economic Projections showed a more hawkish outlook, raising the outlook for the fed funds rate through 2025 from September’s forecasts – including a median forecast of 5.1% for 2023, 4.1% in 2024, and 3.1% in 2025. Fed Chair Powell also struck a hawkish tone in the press conference following the December FOMC meeting, sticking to the higher-for-longer messaging. Bond yields shot up over the period in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of –1.6% in the first quarter of 2022 and –0.6% in the second quarter before growing 3.2% in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in the consumer confidence index to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99-day stretch of declines in U.S. gasoline prices and

November CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The third quarter of the 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. While third quarter earnings were slightly below expectations, comments from management generally provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.5% as of the end of December.

In terms of the Fund’s key performance drivers, over the twelve-month period ending December 31, 2022, security selection within the Industrials sector contributed to the Fund’s relative performance. Within the Industrials sector, Northrop Grumman Corp., a defense contractor, contributed most to relative performance. The ongoing tensions between Russia and Ukraine built up momentum in the defense sector and Northrop Grumman’s largest customer is the U.S. government. We expect Northrop Grumman to be one of the fastest growing

U.S. defense contractors based on its large and ramping growth platforms that serve critical U.S. needs including Ground Based Strategic Deterrent (GBSD) and satellites. The Fund’s position in AbbVie, Inc., a research-based biopharmaceutical company, also contributed to relative performance. Shares rallied in the first half of the year, up almost 50% at the peak in early April. The stock price move was further supported by the company’s strong fourth quarter earnings and fiscal year guidance, which came in above expectations. The Fund’s position in McDonald’s Corporation, a multinational fast-food chain, also contributed to relative performance. Shares rallied after the company reported strong third quarter earnings that demonstrated broad-based business momentum as global comparable sales increased nearly 10%. The company also increased the third quarter’s dividend by more than 10%.

Conversely, one of the largest detractors from relative performance during the twelve-month period ending December 31, 2022, was NVIDIA Corp., an American multinational technology company. The company’s gaming segment was adversely impacted by material economic slowdowns in China and Europe, which led to a selloff in shares of NVIDIA. Chinese government restrictions were introduced in September, which limited the company’s ability to sell certain products into China and in turn compounded the magnitude of the sell off.

Within the Health Care sector, the Fund’s allocation to West Pharmaceutical, which manufactures and markets pharmaceuticals, biologics, vaccines and consumer healthcare products, was one of the largest detractors from relative performance. The company reported first quarter earnings that were modestly ahead of expectations, coupled with an earnings guidance increase. Despite the better-than-expected quarter, shares sold off as the company continued to face foreign exchange rate headwinds as the U.S. dollar strengthened and investors worried that a faster-than-expected fall-off in COVID-19 related order flow would result in underutilization of new capacity. The Fund’s position in Estée Lauder Companies, Inc., which engages in the manufacturing of skin care, makeup, fragrance, and hair care products, detracted from relative performance. Shares sold off following Russia’s invasion of Ukraine. After suspending The Estée Lauder Companies’ business investments and initiatives in Russia, the company also decided to suspend all commercial activity in Russia, including closing every store it owns and operates, as well as its brand sites and shipments to any of its retailers in Russia.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

1  As represented by the Russell 3000® Value Index as of 12/31/2022.

2  As represented by the Russell 3000® Growth Index as of 12/31/2022.

3  As represented by the Russell 1000® Index as of 12/31/2022.

4  As represented by the Russell 2000® Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Class VC	-13.55%	8.60%	11.21%

[1]	Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 - 12/31/22
Class VC
Actual	$1,000.00	$1,058.20	$5.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$5.04

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Consumer Discretionary	9.91%
Consumer Staples	6.21%
Energy	5.35%
Financials	16.27%
Health Care	14.95%
Industrials	11.55%
Information Technology	23.03%
Materials	6.28%
Real Estate	2.51%
Utilities	3.59%
Repurchase Agreements	0.35%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

December 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.61%

COMMON STOCKS 99.61%

Aerospace & Defense 4.52%
Northrop Grumman Corp.	5,900	$3,219,099
Raytheon Technologies Corp.	39,816	4,018,231
Total		7,237,330

Banks 3.02%
Bank of America Corp.	145,741	4,826,942

Beverages 2.60%
Coca-Cola Co. (The)	65,468	4,164,420

Biotechnology 2.54%
AbbVie, Inc.	25,199	4,072,410

Capital Markets 7.39%
Ameriprise Financial, Inc.	13,300	4,141,221
Morgan Stanley	53,000	4,506,060
S&P Global, Inc.	9,500	3,181,930
Total		11,829,211

Chemicals 2.18%
Air Products & Chemicals, Inc.	11,300	3,483,338

Construction Materials 2.00%
Vulcan Materials Co.	18,252	3,196,108

Containers & Packaging 1.20%
Avery Dennison Corp.	10,575	1,914,075

Electric: Utilities 3.16%
NextEra Energy, Inc.	60,430	5,051,948

Equity Real Estate Investment Trusts 2.51%
American Tower Corp.	14,600	3,093,156
Prologis, Inc.	8,193	923,597
Total		4,016,753

Food & Staples Retailing 3.04%
Costco Wholesale Corp.	3,320	1,515,580
Walmart, Inc.	23,580	3,343,408
Total		4,858,988
Investments	Shares	Fair Value
Health Care Equipment & Supplies 1.90%
Abbott Laboratories	27,700	$3,041,183

Health Care Providers & Services 4.70%
Humana, Inc.	3,490	1,787,543
UnitedHealth Group, Inc.	10,800	5,725,944
Total		7,513,487

Hotels, Restaurants & Leisure 3.27%
Churchill Downs, Inc.	6,107	1,291,203
McDonald’s Corp.	7,674	2,022,329
Starbucks Corp.	19,345	1,919,024
Total		5,232,556

Industrial Conglomerates 2.33%
Honeywell International, Inc.	17,400	3,728,820

Information Technology Services 5.72%
Accenture plc Class A (Ireland)(a)	6,400	1,707,776
Jack Henry & Associates, Inc.	11,800	2,071,608
Mastercard, Inc. Class A	15,430	5,365,474
Total		9,144,858

Insurance 5.85%
Allstate Corp. (The)	23,589	3,198,668
American Financial Group, Inc./OH	6,200	851,136
Arthur J Gallagher & Co.	10,873	2,049,995
Chubb Ltd. (Switzerland)(a)	7,900	1,742,740
RenaissanceRe Holdings Ltd.	8,237	1,517,503
Total		9,360,042

Life Sciences Tools & Services 2.70%
Danaher Corp.	11,400	3,025,788
West Pharmaceutical Services, Inc.	5,500	1,294,425
Total		4,320,213

Machinery 2.15%
Parker-Hannifin Corp.	11,798	3,433,218

Metals & Mining 0.91%
Reliance Steel & Aluminum Co.	7,200	1,457,568

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Multi-Utilities 0.43%
CMS Energy Corp.	10,800	$683,964

Oil, Gas & Consumable Fuels 5.34%
Exxon Mobil Corp.	57,693	6,363,538
Marathon Petroleum Corp.	18,800	2,188,132
Total		8,551,670

Personal Products 0.57%
Estee Lauder Cos., Inc. (The) Class A	3,681	913,293

Pharmaceuticals 3.10%
Eli Lilly & Co.	9,094	3,326,949
Zoetis, Inc.	11,200	1,641,360
Total		4,968,309

Professional Services 0.84%
Booz Allen Hamilton Holding Corp.	12,820	1,339,947

Road & Rail 1.71%
Union Pacific Corp.	13,200	2,733,324

Semiconductors & Semiconductor Equipment 4.85%
Analog Devices, Inc.	15,400	2,526,062
KLA Corp.	4,600	1,734,338
NVIDIA Corp.	6,900	1,008,366
Texas Instruments, Inc.	15,100	2,494,822
Total		7,763,588

Software 9.71%
Intuit, Inc.	5,000	1,946,100
Microsoft Corp.	44,300	10,624,026
Roper Technologies, Inc.	6,858	2,963,273
Total		15,533,399

Specialty Retail 5.56%
Home Depot, Inc. (The)	8,400	2,653,224
Lowe’s Cos., Inc.	16,825	3,352,213
TJX Cos., Inc. (The)	36,300	2,889,480
Total		8,894,917
Investments	Shares	Fair Value
Technology Hardware, Storage & Peripherals 2.74%
Apple, Inc.	33,741	$4,383,968

Textiles, Apparel & Luxury Goods 1.07%
NIKE, Inc. Class B	14,700	1,720,047
Total Common Stocks (cost $147,801,257)		159,369,894

	Principal Amount
SHORT-TERM INVESTMENTS 0.35%

Repurchase Agreements 0.35%
Repurchase Agreement dated 12/30/2022, 2.05% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $569,400 of U.S. Treasury Note at 4.275% due 4/30/2024; value: $572,165; proceeds: $560,983 (cost $560,855)	$560,855	560,855
Total Investments in Securities 99.96% (cost $148,362,112)		159,930,749
Other Assets and Liabilities – Net(b) 0.04%		57,424
Net Assets 100.00%		$159,988,173

(a)	Foreign security traded in U.S. dollars.
(b)	Other Assets and Liabilities include net unrealized appreciation/depreciation on futures contracts as follows:

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2022

Futures Contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
E-Mini S&P 500 Index	March 2023	4	Long	$793,805	$772,200	$(21,605)

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$159,369,894	$–	$–	$159,369,894
Short-Term Investments
Repurchase Agreements	–	560,855	–	560,855
Total	$159,369,894	$560,855	$–	$159,930,749

Other Financial Instruments
Futures Contracts
Assets	$–	$–	$–	$–
Liabilities	(21,605)	–	–	(21,605)
Total	$(21,605)	$–	$–	$(21,605)

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value (cost $148,362,112)	$159,930,749
Deposits with brokers for futures collateral	42,400
Receivables:
Investment securities sold	1,000,384
Interest and dividends	127,676
Variation margin for futures contracts	48,152
Capital shares sold	5,185
From advisor (See Note 3)	831
Prepaid expenses	379
Total assets	161,155,756
LIABILITIES:
Payables:
Capital shares reacquired	612,633
Transfer agent fees	340,253
Management fee	75,200
To bank	50,250
Directors’ fees	23,751
Fund administration	5,469
Accrued expenses	60,027
Total liabilities	1,167,583
NET ASSETS	$159,988,173
COMPOSITION OF NET ASSETS:
Paid-in capital	$147,701,786
Total distributable earnings (loss)	12,286,387
Net Assets	$159,988,173
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	10,768,445
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$14.86

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $5,193)	$3,087,823
Interest and other	18,661
Total investment income	3,106,484
Expenses:
Management fee	925,301
Non 12b-1 service fees	420,394
Shareholder servicing	178,691
Fund administration	67,295
Professional	50,487
Reports to shareholders	16,140
Directors’ fees	3,044
Custody	2,968
Other	27,801
Gross expenses	1,692,121
Expense reductions (See Note 9)	(2,082)
Fees waived and expenses reimbursed (See Note 3)	(24,496)
Net expenses	1,665,543
Net investment income	1,440,941
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	21,290,614
Net realized gain (loss) on futures contracts	(171,361)
Net realized gain (loss) on foreign currency related transactions	1,582
Net change in unrealized appreciation/depreciation on investments	(52,577,563)
Net change in unrealized appreciation/depreciation on futures contracts	(66,366)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	247
Net realized and unrealized gain (loss)	(31,522,847)
Net Decrease in Net Assets Resulting From Operations	$(30,081,906)

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$1,440,941	$1,499,931
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	21,120,835	22,091,725
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	(52,643,682)	22,376,094
Net increase (decrease) in net assets resulting from operations	(30,081,906)	45,967,750
Distributions to shareholders:	(25,267,673)	(21,741,336)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	31,822,978	10,494,440
Reinvestment of distributions	25,267,673	21,741,336
Cost of shares reacquired	(61,903,160)	(25,109,418)
Net increase (decrease) in net assets resulting from capital share transactions	(4,812,509)	7,126,358
Net increase (decrease) in net assets	(60,162,088)	31,352,772
NET ASSETS:
Beginning of year	$220,150,261	$188,797,489
End of year	$159,988,173	$220,150,261

14	See Notes to Financial Statements.

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Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2022	$20.27	$0.15	$(2.91)	$(2.76)	$(0.15)	$(2.50)	$(2.65)
12/31/2021	17.93	0.15	4.38	4.53	(0.15)	(2.04)	(2.19)
12/31/2020	15.96	0.16	2.28	2.44	(0.16)	(0.31)	(0.47)
12/31/2019	13.48	0.24	3.31	3.55	(0.25)	(0.82)	(1.07)
12/31/2018	16.02	0.27	(1.03)	(0.76)	(0.30)	(1.48)	(1.78)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$14.86	(13.55)	0.99	1.01	0.86	$159,988	56
20.27	25.62	0.99	1.01	0.75	220,150	44
17.93	15.42	0.99	1.02	1.01	188,797	64
15.96	26.45	0.96	1.10	1.58	182,728	61
13.48	(4.67)	0.88	1.22	1.68	140,639	58

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2022. This report covers Dividend Growth Portfolio (the “Fund”).

The Fund’s investment objective is to seek current income and capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

18

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)

Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

19

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

20

Notes to Financial Statements (continued)

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $2 billion	.55%
Over $2 billion	.49%

For the fiscal year ended December 31, 2022, the effective management fee, net of any applicable waivers, was at an annualized rate of .54% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $2,968 of fund administration fees during the fiscal year ended December 31, 2022.

For the fiscal year ended December 31, 2022 and continuing through April 30, 2023, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 0.99%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to

21

Notes to Financial Statements (continued)

shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 was as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$1,757,825	$2,828,756
Net long-term capital gains	23,509,848	18,912,580
Total distributions paid	$25,267,673	$21,741,336

As of December 31, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed ordinary income – net	$111,020
Undistributed long-term capital gains	1,330,203
Total undistributed earnings	1,441,223
Temporary differences	(23,751)
Unrealized gains (losses) – net	10,868,915
Total accumulated gains (losses) – net	$12,286,387

As of December 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$149,040,476
Gross unrealized gain	17,532,563
Gross unrealized loss	(6,663,895)
Net unrealized security gain/(loss)	$10,868,668

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

Purchases	Sales
$94,897,217	$121,998,346

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2022.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund engaged in cross-trade purchases of $406,266.

22

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Dividend Growth Portfolio entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended December 31, 2022 (as described in Note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of December 31, 2022, the Fund had futures contracts with unrealized depreciation of $21,605, which is included in the Schedule of Investments. Only current day’s variation margin is reported within the Fund’s Statement of Assets and Liabilities. Amounts of $(171,361) and $(66,366) are included in the Statement of Operations related to futures contracts under the captions Net realized gain (loss) on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the year was 5.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$560,855	$–	$560,855
Total	$560,855	$–	$560,855

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$560,855	$–	$–		$(560,855)	$–
Total	$560,855	$–	$–		$(560,855)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.

23

Notes to Financial Statements (continued)

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

24

Notes to Financial Statements (continued)

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The Fund invests primarily in equity securities of large and mid-sized company stocks that have a history of growing their dividends, but there is no guarantee that a company will pay a dividend. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. The value of the Fund’s investments in equity securities will fluctuate in response to general economic conditions and to the changes in the prospects of particular companies and/or sectors in the economy. If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or similar strategies, even in a favorable market.

25

Notes to Financial Statements (concluded)

Large and mid-sized company stocks each may perform differently than the market as a whole and other types of stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions. Mid-sized company stocks may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform.

The Fund’s exposure to foreign companies and markets presents increased market, industry and sector, liquidity, currency, political and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares sold	1,754,530	520,633
Reinvestment of distributions	1,670,242	1,090,634
Shares reacquired	(3,515,388)	(1,282,013)
Increase (decrease)	(90,616)	329,254

26

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dividend Growth Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Dividend Growth Portfolio of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

27

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

28

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.
Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

29

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.
Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.
Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.
Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017-2021).

30

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014-2022).
Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018-2022) and Assistant General Counsel at Neuberger Berman (2014-2018).
Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014-2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2022, $316,536 and $23,509,848, respectively, represent short-term capital gains and long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Dividend Growth Portfolio	SFCS-PORT-2 (02/23)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Developing Growth Portfolio

For the fiscal year ended December 31, 2022

1	A Letter to Shareholders

6	Investment Comparison

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

9	Schedule of Investments

13	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information to Shareholders

Lord Abbett Series Fund — Developing Growth Portfolio
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Developing Growth Portfolio for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned -35.98%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index1, which returned -26.36% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending December 31, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.86% and -18.11%, respectively, while the tech-heavy Nasdaq Composite suffered even greater losses, falling -32.54%. Value stocks2 significantly outperformed growth stocks3 (-7.98% vs -28.97%), while large cap stocks4 slightly edged out small cap stocks5 (-19.13% vs -20.44%).

To begin the twelve-month period, U.S. markets grappled with COVID-19 cases hitting the highest levels of the pandemic, rising above 580,000 new cases in the last

1

week of December 2021, more than doubling the previous record high. The spike in cases occurred shortly after the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. However, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by the December 2021 headline CPI rising 7.0% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Increases in energy costs were even more profound, rising by more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine since Russia has been a large exporter of oil and certain minerals. Various sanctions imposed on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25 basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Six additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, 75 bps, and 50 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.5% by the end of the period, the highest level in 15 years. While the shift down in the pace of rate hikes supported the narrative that the Fed may begin to cut rates by the end of 2023, the Fed’s updated Summary of Economic Projections showed a more hawkish outlook, raising the

2

outlook for the fed funds rate through 2025 from September’s forecasts – including a median forecast of 5.1% for 2023, 4.1% in 2024, and 3.1% in 2025. Fed Chair Powell also struck a hawkish tone in the press conference following the December FOMC meeting, sticking to the higher-for-longer messaging. Bond yields shot up over the period in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.6% in the second quarter before growing 3.2% in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in the consumer confidence index to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99-day stretch of declines in U.S. gasoline prices and November CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The third quarter of the 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. While third quarter earnings were slightly below expectations, comments from management generally provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.5% as of the end of December.

In terms of Fund performance, security selection within the information technology sector was a primary detractor from relative performance over the one-year period. Specifically, within the semiconductor and semi equipment industry, the Fund’s

3

position in SiTime Corporation, a precision timing company, was the largest individual detractor from relative performance. Shares of the stock fell after management issued second half expectations that disappointed investors, which was a result of weakening demand for both new and legacy products.

The Fund’s position in Ambarella, Inc., a semiconductor company that develops video compression, image processing, and computer vision solutions, was also a primary detractor from relative performance over the period. Despite unveiling a new artificial intelligence-powered image processor in early January, shares fell throughout the first quarter of 2022 amid general market weakness following the Fed’s hawkish pivot. The company also reported disappointing earnings results as it was unable to completely offset supply constrained shortages in their less valuable commercial security vision businesses.

Conversely, security selection within the health care sector contributed to relative performance over the period. The Fund’s position in Shockwave Medical, Inc., a medical device company that focuses on developing and commercializing products intended to transform the way calcified cardiovascular disease is treated, contributed the most to relative performance. Shares of the stock rallied throughout the third quarter of 2022 after the company reported strong earnings results and raised guidance despite macro headwinds that have largely plagued other companies within the sector – namely labor and supply shortages.

The Fund’s position in Inspire Medical Systems, Inc., a developer of minimally invasive solutions for patients with obstructive sleep apnea, was also a notable contributor to relative performance over the one-year period. Shares of the stock rallied in the fourth quarter of 2022 in response to the company reporting quarterly earnings results that beat expectations and raising forward guidance. Management also announced a new partnership that is expected to expand access to their offerings to thousands of federal medical facilities by providing the Inspire therapy system to Federal Healthcare Systems. With this partnership, the Inspire therapy system is expected to be listed on major government contract vehicles, making it easier for government customers to order the technology for patients.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

4

1  The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

2  As represented by the Russell 3000® Value Index as of 12/31/2022.

3  As represented by the Russell 3000® Growth Index as of 12/31/2022.

4  As represented by the Russell 1000® Index as of 12/31/2022.

5  As represented by the Russell 2000® Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

5

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Class VC	-35.98%	8.23%	10.86%

[1]	Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on May 1, 2010.

6

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 - 12/31/22
Class VC
Actual	$1,000.00	$1,003.20	$5.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.96	$5.30

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Communication Services	1.94%
Consumer Discretionary	12.30%
Consumer Staples	2.15%
Energy	3.21%
Financials	1.36%
Health Care	29.44%
Industrials	18.65%
Information Technology	25.18%
Materials	2.79%
Repurchase Agreements	2.07%
Money Market Funds(a)	0.82%
Time Deposits(a)	0.09%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

8

Schedule of Investments

December 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 97.58%

COMMON STOCKS 97.58%

Aerospace & Defense 3.77%
AeroVironment, Inc.*	8,817	$755,264
Axon Enterprise, Inc.*	7,043	1,168,645
Parsons Corp.*	14,630	676,638
Total		2,600,547

Auto Components 0.81%
Fox Factory Holding Corp.*	6,087	555,317

Banks 0.74%
Glacier Bancorp, Inc.	10,297	508,878

Beverages 1.15%
Celsius Holdings, Inc.*	7,596	790,288

Biotechnology 13.88%
Apellis Pharmaceuticals, Inc.*	25,508	1,319,019
Cerevel Therapeutics Holdings, Inc.*	24,300	766,422
Cytokinetics, Inc.*	29,451	1,349,445
Karuna Therapeutics, Inc.*	5,129	1,007,848
Krystal Biotech, Inc.*	20,369	1,613,632
Legend Biotech Corp. ADR*	8,616	430,111
Natera, Inc.*	12,912	518,675
Sarepta Therapeutics, Inc.*	8,841	1,145,617
Xenon Pharmaceuticals, Inc. (Canada)*(a)	35,706	1,407,887
Total		9,558,656

Building Products 0.71%
Summit Materials, Inc.*	17,267	490,210

Capital Markets 0.63%
Piper Sandler Cos.	3,352	436,397

Chemicals 2.09%
Balchem Corp.	7,156	873,819
Cabot Corp.	8,495	567,806
Total		1,441,625
Investments	Shares	Fair Value
Commercial Services & Supplies 3.25%
Clean Harbors, Inc.*	10,335	$1,179,430
Tetra Tech, Inc.	7,285	1,057,709
Total		2,237,139

Communications Equipment 2.92%
Calix, Inc.*	29,414	2,012,800

Construction & Engineering 4.99%
Ameresco, Inc. Class A*	14,451	825,730
Comfort Systems USA, Inc.	10,788	1,241,483
MasTec, Inc.*	3,818	325,790
Valmont Industries, Inc.	3,161	1,045,248
Total		3,438,251

Diversified Consumer Services 1.19%
PowerSchool Holdings, Inc. Class A*	35,571	820,979

Electrical Equipment 0.76%
Shoals Technologies Group, Inc. Class A*	21,271	524,756

Energy Equipment & Services 1.88%
Cactus, Inc. Class A	4,352	218,731
ChampionX Corp.	12,221	354,287
TechnipFMC PLC (United Kingdom)*(a)	59,314	723,038
Total		1,296,056

Entertainment 1.17%
World Wrestling Entertainment, Inc. Class A	11,783	807,371

Food & Staples Retailing 0.45%
BJ’s Wholesale Club Holdings, Inc.*	4,663	308,504

Health Care Equipment & Supplies 9.75%
Axonics, Inc.*	17,457	1,091,586
Glaukos Corp.*	20,423	892,077
Inari Medical, Inc.*	12,729	809,055
iRhythm Technologies, Inc.*	2,853	267,240
Lantheus Holdings, Inc.*	6,294	320,742

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Health Care Equipment & Supplies (continued)
Pacific Biosciences of California, Inc.*	63,627	$520,469
Shockwave Medical, Inc.*	4,801	987,134
Silk Road Medical, Inc.*	12,188	644,136
TransMedics Group, Inc.*	19,211	1,185,703
Total		6,718,142

Health Care Technology 2.06%
Inspire Medical Systems, Inc.*	5,644	1,421,611

Hotels, Restaurants & Leisure 4.35%
Planet Fitness, Inc. Class A*	18,220	1,435,736
Texas Roadhouse, Inc.	7,224	657,023
Wingstop, Inc.	6,579	905,402
Total		2,998,161

Information Technology Services 3.22%
Endava plc ADR*	8,875	678,937
Flywire Corp.*	33,856	828,456
Globant SA (Uruguay)*(a)	2,000	336,320
Shift4 Payments, Inc. Class A*	6,705	375,011
Total		2,218,724

Internet & Direct Marketing Retail 0.68%
Fiverr International Ltd. (Israel)*(a)	16,086	468,746

Leisure Products 0.49%
Topgolf Callaway Brands Corp.*	16,995	335,651

Life Sciences Tools & Services 0.07%
Olink Holding AB ADR*(b)	1,761	44,694

Machinery 3.22%
Driven Brands Holdings, Inc.*	12,574	343,396
Evoqua Water Technologies Corp.*	22,126	876,190
RBC Bearings, Inc.*	4,778	1,000,274
Total		2,219,860
Investments	Shares	Fair Value
Oil, Gas & Consumable Fuels 1.34%
Matador Resources Co.	6,804	$389,461
Talos Energy, Inc.*	28,384	535,890
Total		925,351

Personal Products 0.57%
Inter Parfums, Inc.	4,080	393,802

Pharmaceuticals 3.85%
Intra-Cellular Therapies, Inc.*	13,427	710,557
Madrigal Pharmaceuticals, Inc.*	1,707	495,457
Prometheus Biosciences, Inc.*	5,197	571,670
Ventyx Biosciences, Inc.*	26,738	876,739
Total		2,654,423

Road & Rail 0.57%
Saia, Inc.*	1,864	390,844

Semiconductors & Semiconductor Equipment 7.83%
Array Technologies, Inc.*	38,286	740,068
CEVA, Inc.*	6,141	157,087
Diodes, Inc.*	12,897	981,978
Impinj, Inc.*	9,494	1,036,555
indie Semiconductor, Inc. Class A*(b)	88,198	514,194
Lattice Semiconductor Corp.*	13,175	854,794
Rambus, Inc.*	30,986	1,109,918
Total		5,394,594

Software 11.78%
Agilysys, Inc.*	6,468	511,878
AvidXchange Holdings, Inc.*	78,109	776,404
Clear Secure, Inc. Class A	50,031	1,372,350
Confluent, Inc. Class A*	22,263	495,129
CyberArk Software Ltd. (Israel)*(a)	5,402	700,369
DoubleVerify Holdings, Inc.*	28,245	620,260
Gitlab, Inc. Class A*	7,129	323,942
Global-e Online Ltd. (Israel)*(a)	17,865	368,734
HashiCorp, Inc. Class A*	12,536	342,734

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Software (continued)
Jamf Holding Corp.*	8,467	$180,347
JFrog Ltd. (Israel)*(a)	19,391	413,610
Qualtrics International, Inc. Class A*	14,670	152,275
Remitly Global, Inc.*	66,294	759,066
Sprout Social, Inc. Class A*	12,868	726,527
Tenable Holdings, Inc.*	9,673	369,025
Total		8,112,650

Specialty Retail 1.24%
Dick’s Sporting Goods, Inc.	4,704	565,844
Warby Parker, Inc. Class A*(b)	21,476	289,711
Total		855,555

Textiles, Apparel & Luxury Goods 4.27%
Crocs, Inc.*	16,864	1,828,563
Deckers Outdoor Corp.*	2,785	1,111,661
Total		2,940,224

Trading Companies & Distributors 1.12%
Applied Industrial Technologies, Inc.	6,094	768,027

Wireless Telecommunication Services 0.78%
Gogo, Inc.*	36,245	534,976
Total Common Stocks (cost $66,365,953)		67,223,809

	Principal Amount

SHORT-TERM INVESTMENTS 3.00%

Repurchase Agreements 2.08%
Repurchase Agreement dated 12/30/2022, 2.05% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $1,455,500 of Federal Home Loan Bank at 4.875% due 9/13/2024; value: $1,470,724; proceeds: $1,437,441 (cost $1,437,113)	$1,437,113	1,437,113
Investments	Shares	Fair Value
Money Market Funds 0.83%
Fidelity Government Portfolio(c) (cost $569,534)	569,534	$569,534

Time Deposits 0.09%
CitiBank N.A.(c) (cost $63,282)	63,282	63,282
Total Short-Term Investments (cost $2,069,929)		2,069,929
Total Investments in Securities 100.58% (cost $68,435,882)		69,293,738
Other Assets and Liabilities – Net (0.58)%		(401,698)
Net Assets 100.00%		$68,892,040

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(c)	Security was purchased with the cash collateral from loaned securities.

See Notes to Financial Statements.	11

Schedule of Investments (concluded)

December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$67,223,809	$–	$–	$67,223,809
Short-Term Investments
Repurchase Agreements	–	1,437,113	–	1,437,113
Money Market Funds	569,534	–	–	569,534
Time Deposits	–	63,282	–	63,282
Total	$67,793,343	$1,500,395	$–	$69,293,738

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

12	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value including $610,481 of securities loaned (cost $68,435,882)	$69,293,738
Cash	72
Receivables:
Capital shares sold	280,868
Investment securities sold	150,165
From advisor (See Note 3)	15,532
Interest and dividends	8,025
Securities lending income receivable	481
Prepaid expenses	8,009
Total assets	69,756,890
LIABILITIES:
Payables:
Payable for collateral due to broker for securities lending	632,816
Transfer agent fees	99,397
Management fee	45,358
Capital shares reacquired	13,408
Directors’ fees	8,345
Fund administration	2,419
Accrued expenses	63,107
Total liabilities	864,850
NET ASSETS	$68,892,040
COMPOSITION OF NET ASSETS:
Paid-in capital	$95,038,761
Total distributable earnings (loss)	(26,146,721)
Net Assets	$68,892,040
Outstanding shares (50 million shares of common stock authorized, $.001 par value)	3,110,043
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$22.15

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $826)	$223,716
Securities lending net income	12,397
Interest and other	11,053
Total investment income	247,166
Expenses:
Management fee	613,113
Non 12b-1 service fees	204,111
Shareholder servicing	87,684
Professional	42,935
Custody	35,220
Fund administration	32,759
Reports to shareholders	23,959
Directors’ fees	1,574
Other	19,505
Gross expenses	1,060,860
Expense reductions (See Note 8)	(1,001)
Fees waived and expenses reimbursed (See Note 3)	(208,131)
Net expenses	851,728
Net investment loss	(604,562)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(23,300,960)
Net change in unrealized appreciation/depreciation on investments	(17,820,646)
Net realized and unrealized gain (loss)	(41,121,606)
Net Decrease in Net Assets Resulting From Operations	$(41,726,168)

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment loss	$(604,562)	$(1,187,918)
Net realized gain (loss) on investments	(23,300,960)	23,624,611
Net change in unrealized appreciation/depreciation on investments	(17,820,646)	(27,374,033)
Net decrease in net assets resulting from operations	(41,726,168)	(4,937,340)
Distributions to shareholders:	–	(29,485,936)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	9,953,786	40,754,167
Reinvestment of distributions	–	29,485,936
Cost of shares reacquired	(16,325,416)	(56,127,426)
Net increase (decrease) in net assets resulting from capital share transactions	(6,371,630)	14,112,677
Net decrease in net assets	(48,097,798)	(20,310,599)
NET ASSETS:
Beginning of year	$116,989,838	$137,300,437
End of year	$68,892,040	$116,989,838

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2022	$34.61	$(0.18)	$(12.28)	$(12.46)	$–	$22.15
12/31/2021	47.18	(0.42)	(0.93)	(1.35)	(11.22)	34.61
12/31/2020	29.88	(0.30)	22.17	21.87	(4.57)	47.18
12/31/2019	24.97	(0.27)	8.23	7.96	(3.05)	29.88
12/31/2018	28.18	(0.21)	1.41	1.20	(4.41)	24.97

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
(35.98)	1.04	1.30	(0.74)	$68,892	125
(2.75)	1.04	1.15	(0.87)	116,990	121
72.60	1.04	1.24	(0.84)	137,300	113
31.77	1.01	1.27	(0.86)	79,374	106
4.88	0.94	1.31	(0.63)	54,749	112

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2022. This report covers Developing Growth Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies. The Fund generally is not available for purchase by new investors, existing shareholders may continue to purchase Fund shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book

18

Notes to Financial Statements (continued)

values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

19

Notes to Financial Statements (continued)

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

20

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended December 31, 2022, the effective management fee, net of any applicable waivers, was at an annualized rate of 0.54% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $35,220 of fund administration fees during the fiscal year ended December 31, 2022.

For the fiscal year ended December 31, 2022 and continuing through April 30, 2023, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.04%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

21

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2022 and 2021 was as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$–	$2,393,402
Net long-term capital gains	–	27,092,534
Total distributions paid	$–	$29,485,936

As of December 31, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

Capital loss carryforwards*	$(26,295,927)
Temporary differences	(8,345)
Unrealized gains – net	157,551
Total accumulated gains (losses) – net	$(26,146,721)

*	The capital losses will carry forward indefinitely.

As of December 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$69,136,187
Gross unrealized gain	5,860,432
Gross unrealized loss	(5,702,881)
Net unrealized security gain	$157,551

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (Loss)	Paid-in Capital
$652,837	$(652,837)

The permanent differences are attributable to the tax treatment of net operating losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

Purchases	Sales
$102,535,083	$109,368,118

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2022.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund engaged in cross-trade purchases of $16,709 and sales of $104,198 which resulted in a net realized gain (loss) of $3,435.

22

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,437,113	$ –	$1,437,113
Total	$1,437,113	$ –	$1,437,113

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$1,437,113	$ –	$ –	$(1,437,113)	$ –
Total	$1,437,113	$ –	$ –	$(1,437,113)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

23

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

24

Notes to Financial Statements (continued)

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$610,481	$632,816

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor over time depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a favorable market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. The shares of small and

25

Notes to Financial Statements (concluded)

mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, industry and sector, liquidity, currency, political, information and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares sold	397,735	821,205
Reinvestment of distributions	–	834,272
Shares reacquired	(668,373)	(1,184,978)
Increase (decrease)	(270,638)	470,499

26

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Developing Growth Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Developing Growth Portfolio of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

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Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

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Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors-FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

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Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021)

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

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Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Developing Growth Portfolio	SFDG-PORT-2 (02/23)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Fundamental Equity Portfolio

For the fiscal year ended December 31, 2022

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Fundamental Equity Portfolio
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Fundamental Equity Portfolio for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned –11.98%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index*, which returned –7.54% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending December 31, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell –6.86% and –18.11%, respectively, while the tech-heavy Nasdaq Composite suffered even greater losses, falling –32.54%. Value stocks1 significantly outperformed growth stocks2 (–7.98% vs –28.97%), while large cap stocks3 slightly edged out small cap stocks4 (–19.13% vs –20.44%).

To begin the twelve-month period, U.S. markets grappled with COVID-19 cases hitting the highest levels of the pandemic, rising above 580,000 new cases in the last week of December 2021, more than doubling the previous record high. The spike in cases occurred shortly after the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections.

1

However, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by the December 2021 headline CPI rising 7.0% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Increases in energy costs were even more profound, rising by more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine since Russia has been a large exporter of oil and certain minerals. Various sanctions imposed on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25 basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Six additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, 75 bps, and 50 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.5% by the end of the period, the highest level in 15 years. While the shift down in the pace of rate hikes supported the narrative that the Fed may begin to cut rates by the end of 2023, the Fed’s updated Summary of Economic Projections showed a more hawkish outlook, raising the outlook for the fed funds rate through 2025 from September’s forecasts – including a median forecast of 5.1% for 2023, 4.1% in 2024, and 3.1% in 2025. Fed Chair Powell also struck a hawkish tone in the press conference following the December FOMC meeting, sticking to the higher-for-longer messaging. Bond yields shot up over the period in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of –1.6% in the first quarter of

2

2022 and –0.6% in the second quarter before growing 3.2% in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in the consumer confidence index to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99-day stretch of declines in U.S. gasoline prices and November CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The third quarter of the 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. While third quarter earnings were slightly below expectations, comments from management generally provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.5% as of the end of December.

In terms of the Fund’s key performance drivers, over the twelve-month period ending December 31, 2022, security selection within the Consumer Discretionary sector detracted from the Fund’s relative performance. Within the Consumer Discretionary, sector the Fund’s position in Caesars Entertainment, a casino management company, detracted most from relative performance. Shares fell after the company reported that revenue was short of expectations in the first quarter. The company faced headwinds throughout the period as it had notable financial leverage. We believe the company should benefit from both the reduction of its overall leverage as well as the resumption of international travel. The Fund’s position in Alcoa Corp., which engages in the production of bauxite, alumina, and aluminum products, also detracted from relative performance. Shares fell after the company stated in the second quarter that supply chain disruptions were easing, but not as quickly as the company had projected at the end of the first quarter. The impact of that meant that there would be less shipments in the second quarter than what the company had expected. The Fund’s position in Alphabet, Inc., a multinational technology company that specializes in Internet-related services and products, also detracted from relative performance. Shares fell throughout the period as large cap technology stocks came under pressure. More specifically, there were growing concerns over Alphabet’s digital advertising business as the competition in this space continued to grow.

Conversely, one of the largest contributors to relative performance during the twelve-month period ending December 31, 2022, was UnitedHealth Group, Inc., a health care coverage provider. Managed care companies such as UnitedHealth Group continued to see strong performance at the beginning of 2022 despite investors’ expectation that medical cost trends would remain subdued as the pandemic continued to delay procedures. Shares of the company rose after reporting fourth quarter earnings with revenue above expectations. Shares continued to rally after it was announced that LHC Group would be acquired by UnitedHealth for $5.4B cash. The Fund’s position in Lockheed Martin Corp., a global security and aerospace company, also

3

contributed to relative performance. The ongoing tensions between Russia and Ukraine have built up momentum in the defense sector and the U.S. government is Lockheed Martin’s largest customer. We believe the U.S. national defense budget could be larger than most are predicting, and the company should subsequently benefit from this. The Fund’s position in Allstate Corporation, an insurance company, also contributed to relative performance. Shares rallied over the period as the company reported several quarters of earnings above consensus expectations. Auto insurance margins have suffered due to increases in accident frequency as the economy reopens as well as increased claims costs mostly attributable to inflation. Allstate’s management is undertaking pricing actions that we expect will be sufficient to restore profitability over the medium-term.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*   The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

1   As represented by the Russell 3000® Value Index as of 12/31/2022.

2   As represented by the Russell 3000® Growth Index as of 12/31/2022.

3   As represented by the Russell 1000® Index as of 12/31/2022.

4   As represented by the Russell 2000® Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, Russell 3000® Index, Russell 3000® Value Index, and S&P 500® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Class VC	-11.98%	4.94%	8.82%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 - 12/31/22
Class VC
Actual	$1,000.00	$1,060.50	$5.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Communication Services	4.39%
Consumer Discretionary	7.63%
Consumer Staples	5.66%
Energy	7.95%
Financials	20.55%
Health Care	14.57%
Industrials	15.28%
Information Technology	12.13%
Materials	4.70%
Real Estate	2.30%
Utilities	2.96%
Repurchase Agreements	1.88%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

7

Schedule of Investments

December 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.38%

COMMON STOCKS 99.38%

Aerospace & Defense 4.17%
Lockheed Martin Corp.	6,480	$3,152,455
Raytheon Technologies Corp.	40,430	4,080,196
Total		7,232,651

Automobiles 1.30%
General Motors Co.	66,870	2,249,507

Banks 5.46%
East West Bancorp, Inc.	32,440	2,137,796
JPMorgan Chase & Co.	30,730	4,120,893
Wells Fargo & Co.	78,170	3,227,639
Total		9,486,328

Beverages 1.07%
Carlsberg A/S Class B(a)	14,000	1,857,057

Biotechnology 1.98%
AbbVie, Inc.	21,280	3,439,061

Building Products 1.71%
Masco Corp.	36,480	1,702,522
Masonite International Corp.*	15,630	1,259,934
Total		2,962,456

Capital Markets 6.31%
Ameriprise Financial, Inc.	10,420	3,244,476
Charles Schwab Corp. (The)	38,040	3,167,210
KKR & Co., Inc.	35,800	1,661,836
Morgan Stanley	33,950	2,886,429
Total		10,959,951

Chemicals 2.21%
Avient Corp.	34,480	1,164,045
Valvoline, Inc.	81,900	2,674,035
Total		3,838,080
Investments	Shares	Fair Value
Construction & Engineering 2.71%
AECOM	18,800	$1,596,684
EMCOR Group, Inc.	20,940	3,101,423
Total		4,698,107

Consumer Finance 1.38%
American Express Co.	16,270	2,403,892

Containers & Packaging 1.15%
Avery Dennison Corp.	11,010	1,992,810

Electric: Utilities 3.00%
Entergy Corp.	24,260	2,729,250
NextEra Energy, Inc.	29,610	2,475,396
Total		5,204,646

Electronic Equipment, Instruments & Components 1.18%
Teledyne Technologies, Inc.*	5,110	2,043,540

Energy Equipment & Services 1.86%
NOV, Inc.	154,500	3,227,505

Equity Real Estate Investment Trusts 2.33%
American Homes 4 Rent Class A	56,640	1,707,130
Prologis, Inc.	20,700	2,333,511
Total		4,040,641

Food & Staples Retailing 1.75%
BJ’s Wholesale Club Holdings, Inc.*	45,930	3,038,729

Health Care Providers & Services 5.61%
CVS Health Corp.	26,500	2,469,535
Tenet Healthcare Corp.*	42,760	2,086,260
UnitedHealth Group, Inc.	9,790	5,190,462
Total		9,746,257

Hotels, Restaurants & Leisure 1.19%
Caesars Entertainment, Inc.*	49,730	2,068,768

Household Durables 1.47%
Helen of Troy Ltd.*	22,990	2,549,821

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Household Products 1.27%
Spectrum Brands Holdings, Inc.	36,140	$2,201,649

Information Technology Services 3.98%
Euronet Worldwide, Inc.*	20,360	1,921,577
Fiserv, Inc.*	28,300	2,860,281
PayPal Holdings, Inc.*	30,000	2,136,600
Total		6,918,458

Insurance 7.65%
Allstate Corp. (The)	27,520	3,731,712
Arch Capital Group Ltd.*	42,130	2,644,921
Arthur J Gallagher & Co.	14,810	2,792,277
Assurant, Inc.	10,810	1,351,899
RenaissanceRe Holdings Ltd.	14,950	2,754,239
Total		13,275,048

Interactive Media & Services 1.88%
Alphabet, Inc. Class A*	36,970	3,261,863

Life Sciences Tools & Services 1.53%
Thermo Fisher Scientific, Inc.	4,820	2,654,326

Machinery 3.22%
Crane Holdings Co.	25,964	2,608,084
Parker-Hannifin Corp.	10,220	2,974,020
Total		5,582,104

Media 1.15%
Comcast Corp. Class A	57,080	1,996,088

Metals & Mining 1.40%
Alcoa Corp.	22,300	1,013,981
Reliance Steel & Aluminum Co. 6,960		1,408,982
Total		2,422,963
Investments	Shares	Fair Value
Multi-Line Retail 1.44%
Target Corp.	16,750	$2,496,420

Oil, Gas & Consumable Fuels 6.20%
Chesapeake Energy Corp.	35,493	3,349,474
Pioneer Natural Resources Co.	15,290	3,492,083
Shell plc ADR	68,770	3,916,452
Total		10,758,009

Personal Products 1.65%
BellRing Brands, Inc.*	111,590	2,861,168

Pharmaceuticals 5.63%
Eli Lilly & Co.	4,290	1,569,454
Organon & Co.	130,580	3,647,099
Pfizer, Inc.	89,030	4,561,897
Total		9,778,450

Road & Rail 1.26%
Norfolk Southern Corp.	8,910	2,195,602

Semiconductors & Semiconductor Equipment 2.81%
KLA Corp.	4,420	1,666,472
Micron Technology, Inc.	29,760	1,487,405
Texas Instruments, Inc.	10,460	1,728,201
Total		4,882,078

Software 3.07%
Adobe, Inc.*	8,080	2,719,162
Microsoft Corp.	10,900	2,614,038
Total		5,333,200

Specialty Retail 2.33%
AutoZone, Inc.*	730	1,800,311
Lowe’s Cos., Inc.	11,290	2,249,420
Total		4,049,731

Technology Hardware, Storage & Peripherals 1.24%
NetApp, Inc.	35,900	2,156,154

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2022

Investments	Shares	Fair Value
Trading Companies & Distributors 2.41%
AerCap Holdings NV (Ireland)*(b)	46,080	$2,687,386
MRC Global, Inc.*	129,950	1,504,821
Total		4,192,207

Wireless Telecommunication Services 1.42%
T-Mobile US, Inc.*	17,580	2,461,200
Total Common Stocks (cost $169,965,235)		172,516,525
Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.90%

Repurchase Agreements 1.90%
Repurchase Agreement dated 12/30/2022, 2.05% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $3,352,000 of U.S. Treasury Note at 4.275% due 4/30/2024; value: $3,368,277; proceeds: $3,302,946 (cost $3,302,194)	$3,302,194	$3,302,194
Total Investments in Securities 101.28% (cost $173,267,429)		175,818,719
Other Assets and Liabilities – Net (1.28)%		(2,218,379)
Net Assets 100.00%		$173,600,340

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$1,857,057	$–	$1,857,057
Remaining Industries	170,659,468	–	–	170,659,468
Short-Term Investments
Repurchase Agreements	–	3,302,194	–	3,302,194
Total	$170,659,468	$5,159,251	$–	$175,818,719

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value (cost $173,267,429)	$175,818,719
Cash	132
Receivables:
Investment securities sold	351,547
Interest and dividends	82,919
From advisor (See Note 3)	18,066
Capital shares sold	992
Securities lending income receivable	117
Prepaid expenses	383
Total assets	176,272,875
LIABILITIES:
Payables:
Capital shares reacquired	2,163,568
Transfer agent fees	253,968
Management fee	113,857
Directors’ fees	45,876
Fund administration	6,072
Foreign currency overdraft (cost $5)	5
Accrued expenses	89,189
Total liabilities	2,672,535
NET ASSETS	$173,600,340
COMPOSITION OF NET ASSETS:
Paid-in capital	$173,021,419
Total distributable earnings (loss)	578,921
Net Assets	$173,600,340
Outstanding shares (110 million shares of common stock authorized, $.001 par value)	11,449,453
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$15.16

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $5,577)	$4,377,291
Securities lending net income	3,894
Interest and other	25,732
Total investment income	4,406,917
Expenses:
Management fee	1,543,216
Non 12b-1 service fees	522,857
Shareholder servicing	223,630
Fund administration	83,772
Professional	47,243
Custody	35,367
Reports to shareholders	28,213
Directors’ fees	3,885
Other	41,651
Gross expenses	2,529,834
Expense reductions (See Note 8)	(2,290)
Fees waived and expenses reimbursed (See Note 3)	(265,694)
Net expenses	2,261,850
Net investment income	2,145,067
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	21,758,945
Net realized gain (loss) on foreign currency related transactions	2,152
Net change in unrealized appreciation/depreciation on investments	(60,158,091)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(905)
Net realized and unrealized gain (loss)	(38,397,899)
Net Decrease in Net Assets Resulting From Operations	$(36,252,832)

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$2,145,067	$2,466,148
Net realized gain (loss) on investments and foreign currency related transactions	21,761,097	45,134,908
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(60,158,996)	28,289,536
Net increase (decrease) in net assets resulting from operations	(36,252,832)	75,890,592
Distributions to shareholders:	(26,291,775)	(15,232,278)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	55,747,790	3,372,455
Reinvestment of distributions	26,291,775	15,232,278
Cost of shares reacquired	(161,060,237)	(66,300,822)
Net decrease in net assets resulting from capital share transactions	(79,020,672)	(47,696,089)
Net increase (decrease) in net assets	(141,565,279)	12,962,225
NET ASSETS:
Beginning of year	$315,165,619	$302,203,394
End of year	$173,600,340	$315,165,619

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2022	$20.11	$0.18	$(2.62)	$(2.44)	$(0.19)	$(2.32)	$(2.51)
12/31/2021	16.61	0.15	4.36	4.51	(0.16)	(0.85)	(1.01)
12/31/2020	16.55	0.22	0.05 (c)	0.27	(0.19)	(0.02)	(0.21)
12/31/2019	14.13	0.21	2.84	3.05	(0.21)	(0.42)	(0.63)
12/31/2018	18.86	0.20	(1.78)	(1.58)	(0.28)	(2.87)	(3.15)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended December 31, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$15.16	(11.98)	1.08	1.21	1.03	$173,600	62
20.11	27.31	1.08	1.17	0.78	315,166	76
16.61	1.77	1.08	1.19	1.48	302,203	130
16.55	21.51	1.11	1.19	1.35	327,999	124
14.13	(8.16)	1.18	1.19	1.09	207,728	117

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2022. This report covers Fundamental Equity Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may

Notes to Financial Statements (continued)

use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and

Notes to Financial Statements (continued)

simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;
•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

18

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2022, the effective management fee, net of any applicable waivers, was at an annualized rate of 0.63% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $35,367 of fund administration fees during the fiscal year ended December 31, 2022.

For the fiscal year ended December 31, 2022 and continuing through April 30, 2023, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 1.08%. This agreement may be terminated only upon the approval of the Board.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and 2021 was as follows:

	Year Ended	Year Ended
	12/31/2022	12/31/2021
Distributions paid from:
Ordinary income	$2,032,225	$13,393,132
Net long-term capital gains	24,259,550	1,839,146
Total distributions paid	$26,291,775	$15,232,278

19

Notes to Financial Statements (continued)

As of December 31, 2022, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income — net	$6,369
Undistributed long-term capital gains	794,175
Total undistributed earnings	800,544
Temporary differences	(45,876)
Unrealized losses — net	(175,747)
Total accumulated gains — net	$578,921

As of December 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$175,992,738
Gross unrealized gain	14,752,697
Gross unrealized loss	(14,926,716)
Net unrealized security loss	$(174,019)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, certain securities and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

Purchases	Sales
$128,999,191	$231,132,387

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2022.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund engaged in cross-trade purchases of $49,550.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

20

Notes to Financial Statements (continued)

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$3,302,194	$ –	$3,302,194
Total	$3,302,194	$ –	$3,302,194

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$3,302,194	$ –	$ –	$(3,302,194)	$ –
Total	$3,302,194	$ –	$ –	$(3,302,194)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

21

Notes to Financial Statements (continued)

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear

22

Notes to Financial Statements (continued)

the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022 the Fund did not loan any securities.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may, over an extended period of time, fail to recognize the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the economic fallout of COVID-19 is difficult to predict, it has contributed to and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity

23

Notes to Financial Statements (concluded)

of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares sold	2,985,626	174,831
Reinvestment of distributions	1,719,970	773,212
Shares reacquired	(8,927,942)	(3,473,784)
Decrease	(4,222,346)	(2,525,741)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Fundamental Equity Portfolio of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson  & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis–Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

27

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014-2021) and Calvert Research & Management (CRM) (2016-2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

28

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018-2022) and Assistant General Counsel at Neuberger Berman (2014-2018).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014-2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2022, $24,259,550 represent long-term capital gains.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio	SFFE-PORT-2 (02/23)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth and Income Portfolio

For the fiscal year ended December 31, 2022

1	A Letter to Shareholders

6	Investment Comparison

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

9	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information to Shareholders

Lord Abbett Series Fund – Growth and Income Portfolio
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Growth and Income Portfolio for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned –9.44%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index*, which returned –7.54% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending December 31, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell –6.86% and –18.11%, respectively, while the tech-heavy Nasdaq Composite suffered even greater losses, falling –32.54%. Value stocks1 significantly outperformed growth stocks2 (–7.98% vs –28.97%), while large cap stocks3 slightly edged out small cap stocks4 (–19.13% vs –20.44%).

To begin the twelve-month period, U.S. markets grappled with COVID-19 cases hitting the highest levels of the pandemic, rising above 580,000 new cases in the last week of December 2021, more than doubling the previous record high. The spike in cases occurred shortly after the World Health

1

Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. However, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by the December 2021 headline CPI rising 7.0% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Increases in energy costs were even more profound, rising by more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine since Russia has been a large exporter of oil and certain minerals. Various sanctions imposed on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25 basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Six additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, 75 bps, and 50 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.5% by the end of the period, the highest level in 15 years. While the shift down in the pace of rate hikes supported the narrative that the Fed may begin to cut rates by the end of 2023, the Fed’s updated Summary of Economic Projections showed a more hawkish outlook, raising the outlook for the fed funds rate through 2025 from September’s forecasts – including a median forecast of 5.1% for 2023, 4.1% in 2024, and 3.1% in 2025. Fed Chair Powell also struck a hawkish tone in the press conference following the December FOMC meeting, sticking to the higher-for-longer messaging. Bond yields shot up over the period in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

2

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of –1.6% in the first quarter of 2022 and –0.6% in the second quarter before growing 3.2% in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in the consumer confidence index to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99-day stretch of declines in U.S. gasoline prices and November CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The third quarter of the 2022 earnings season also generated a lot of

“better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. While third quarter earnings were slightly below expectations, comments from management generally provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.5% as of the end of December.

In terms of the Fund’s key performance drivers, over the twelve-month period ending December 31, 2022, security selection within the Consumer Discretionary sector detracted from the Fund’s relative performance. Within the Consumer Discretionary sector, the Fund’s position in Caesars Entertainment, a casino management company, detracted most from relative performance. Shares fell after the company reported that revenue was short of expectations in the first quarter. The company faced headwinds throughout the period as it had notable financial leverage. We believe the company should benefit both from the company’s intention to reduce its overall leverage as well as the resumption of international travel. The Fund’s position in Alcoa Corp., which engages in the production of bauxite, alumina, and aluminum products, also detracted from relative performance. Shares fell after the company stated in the second quarter that supply chain disruptions were easing, but not as quickly as the company

3

had projected at the end of the first quarter. The impact of that meant that there would be less shipments in the second quarter than what the company had expected. The Fund’s position in Alphabet, Inc., a multinational technology company that specializes in Internet-related services and products, also detracted from relative performance. Shares fell throughout the period as large cap technology stocks came under pressure. More specifically, there were growing concerns over Alphabet’s digital advertising business as the competition in this space continued to grow.

Conversely, one of the largest contributors to relative performance during the twelve-month period ending December 31, 2022, was UnitedHealth Group, Inc., a health care coverage provider. Managed care companies such as UnitedHealth Group continued to see strong performance at the beginning of 2022 despite investors’ expectation that medical cost trends would remain subdued as the pandemic continued to delay procedures. Shares of the company rose after reporting fourth quarter earnings with revenue above expectations. Shares continued to rally after it was announced that LHC Group would be acquired by

UnitedHealth for $5.4B cash. The Fund’s position in Lockheed Martin Corp., a global security and aerospace company, also contributed to relative performance. The ongoing tensions between Russia and Ukraine have built up momentum in the defense sector and the U.S. government is Lockheed Martin’s largest customer. We believe the U.S. national defense budget could be larger than most are predicting, and the company should subsequently benefit from this. The Fund’s position in Allstate Corporation, an insurance company, also contributed to relative performance. Shares rallied over the period as the company reported several quarters of earnings above consensus expectations. Auto insurance margins have suffered due to increases in accident frequency as the economy reopens as well as increased claims costs mostly attributable to inflation. Allstate’s management is undertaking pricing actions that we expect will be sufficient to restore profitability over the medium-term.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change.

* The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

1 As represented by the Russell 3000® Value Index as of 12/31/2022.

2 As represented by the Russell 3000® Growth Index as of 12/31/2022.

3 As represented by the Russell 1000® Index as of 12/31/2022.

4 As represented by the Russell 2000® Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

4

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

5

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the

Periods Ended December 31, 2022

	1 Year	5 Years	10 Years
Class VC	-9.44%	6.19%	9.80%

[1]	Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

6

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

7

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 - 12/31/22
Class VC
Actual	$1,000.00	$1,073.40	$4.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.52	$4.74

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Communication Services	4.92%
Consumer Discretionary	6.57%
Consumer Staples	5.27%
Energy	8.55%
Financials	21.42%
Health Care	15.88%
Industrials	14.01%
Information Technology	12.00%
Materials	4.79%
Real Estate	2.32%
Utilities	2.36%
Repurchase Agreements	1.91%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

8

Schedule of Investments

December 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.06%

COMMON STOCKS 99.06%

Aerospace & Defense 4.79%
Lockheed Martin Corp.	19,860	$9,661,691
Raytheon Technologies Corp.	134,890	13,613,099
Total		23,274,790

Automobiles 1.45%
General Motors Co.	209,310	7,041,188

Banks 5.81%
East West Bancorp, Inc.	92,170	6,074,003
JPMorgan Chase & Co.	97,840	13,120,344
Wells Fargo & Co.	219,870	9,078,432
Total		28,272,779

Beverages 1.06%
Carlsberg A/S Class B	39,030	5,177,210

Biotechnology 2.22%
AbbVie, Inc.	66,910	10,813,325

Building Products 1.24%
Masco Corp.	128,930	6,017,163

Capital Markets 6.67%
Ameriprise Financial, Inc.	34,460	10,729,810
Charles Schwab Corp. (The)	108,490	9,032,878
KKR & Co., Inc.	102,400	4,753,408
Morgan Stanley	92,950	7,902,609
Total		32,418,705

Chemicals 2.29%
Dow, Inc.	71,310	3,593,311
Valvoline, Inc.	231,122	7,546,133
Total		11,139,444

Construction & Engineering 2.71%
EMCOR Group, Inc.	58,230	8,624,445
Jacobs Solutions, Inc.	37,850	4,544,650
Total		13,169,095

Consumer Finance 1.40%
American Express Co.	46,110	6,812,753
Investments	Shares	Fair Value
Containers & Packaging 1.10%
Avery Dennison Corp.	29,650	$5,366,650

Electric: Utilities 2.38%
NextEra Energy, Inc.	85,460	7,144,456
NRG Energy, Inc.	139,120	4,426,798
Total		11,571,254

Electronic Equipment, Instruments & Components 1.21%
Teledyne Technologies, Inc.*	14,670	5,866,680

Energy Equipment & Services 2.48%
Schlumberger NV	225,310	12,045,073

Equity Real Estate Investment Trusts 2.34%
American Homes 4 Rent Class A	160,920	4,850,129
Prologis, Inc.	58,090	6,548,486
Total		11,398,615

Food & Staples Retailing 1.76%
BJ’s Wholesale Club
Holdings, Inc.*	129,390	8,560,442

Health Care Providers & Services 6.07%
CVS Health Corp.	74,990	6,988,318
McKesson Corp.	21,460	8,050,075
UnitedHealth Group, Inc.	27,330	14,489,820
Total		29,528,213

Hotels, Restaurants & Leisure 1.25%
Caesars Entertainment, Inc.*	146,190	6,081,504

Household Products 2.50%
Procter & Gamble Co. (The)	80,150	12,147,534

Information Technology Services 2.92%
Fiserv, Inc.*	80,830	8,169,488
PayPal Holdings, Inc.*	84,570	6,023,076
Total		14,192,564

Insurance 7.75%
Allstate Corp. (The)	78,140	10,595,784
Arch Capital Group Ltd.*	122,140	7,667,949

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Insurance (continued)
Arthur J Gallagher & Co.	41,640	$7,850,806
Assurant, Inc.	30,540	3,819,332
RenaissanceRe Holdings Ltd.	42,070	7,750,556
Total		37,684,427

Interactive Media & Services 1.87%
Alphabet, Inc. Class A*	102,930	9,081,514

Life Sciences Tools & Services 1.50%
Thermo Fisher Scientific, Inc.	13,210	7,274,615

Machinery 1.90%
Parker-Hannifin Corp.	31,750	9,239,250

Media 1.43%
Comcast Corp. Class A	198,700	6,948,539

Metals & Mining 1.44%
Alcoa Corp.	65,170	2,963,280
Reliance Steel & Aluminum Co.	19,910	4,030,580
Total		6,993,860

Multi-Line Retail 1.50%
Target Corp.	49,090	7,316,374

Oil, Gas & Consumable Fuels 6.16%
Chesapeake Energy Corp.	100,698	9,502,870
Pioneer Natural Resources Co.	39,860	9,103,626
Shell plc ADR	198,980	11,331,911
Total		29,938,407

Pharmaceuticals 6.25%
Eli Lilly & Co.	15,080	5,516,867
Organon & Co.	367,750	10,271,257
Pfizer, Inc.	284,620	14,583,929
Total		30,372,053
Investments	Shares	Fair Value
Road & Rail 1.61%
Norfolk Southern Corp.	31,720	$7,816,442

Semiconductors & Semiconductor Equipment 3.37%
KLA Corp.	12,900	4,863,687
Micron Technology, Inc.	98,310	4,913,534
Texas Instruments, Inc.	40,170	6,636,887
Total		16,414,108

Software 3.31%
Adobe, Inc.*	22,890	7,703,172
Microsoft Corp.	35,040	8,403,293
Total		16,106,465

Specialty Retail 2.44%
AutoZone, Inc.*	2,230	5,499,581
Lowe’s Cos., Inc.	31,850	6,345,794
Total		11,845,375

Technology Hardware, Storage & Peripherals 1.30%
NetApp, Inc.	105,590	6,341,735

Trading Companies & Distributors 1.91%
AerCap Holdings NV (Ireland)*(a)	159,380	9,295,042

Wireless Telecommunication Services 1.67%
T-Mobile US, Inc.*	58,040	8,125,600
Total Common Stocks (cost $432,540,071)		481,688,787

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.93%

Repurchase Agreements 1.93%
Repurchase Agreement dated 12/30/2022, 2.05% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $9,538,500 of U.S. Treasury Note at 4.275% due 4/30/2024; value: $9,584,819; proceeds: $9,398,989 (cost $9,396,849)	$9,396,849	$9,396,849
Total Investments in Securities 100.99% (cost $441,936,920)		491,085,636
Other Assets and Liabilities – Net (0.99)%		(4,826,785)
Net Assets 100.00%		$486,258,851

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$5,177,210	$–	$5,177,210
Remaining Industries	476,511,577	–	–	476,511,577
Short-Term Investments
Repurchase Agreements	–	9,396,849	–	9,396,849
Total	$476,511,577	$14,574,059	$–	$491,085,636

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value (cost $441,936,920)	$491,085,636
Cash	349
Receivables:
Investment securities sold	1,022,216
Interest and dividends	256,826
Capital shares sold	31,011
Securities lending income receivable	312
Prepaid expenses and other assets	2,329
Total assets	492,398,679
LIABILITIES:
Payables:
Capital shares reacquired	4,468,179
Transfer agent fees	1,200,440
Management fee	209,999
Directors’ fees	137,697
Fund administration	16,800
Accrued expenses	106,713
Total liabilities	6,139,828
NET ASSETS	$486,258,851
COMPOSITION OF NET ASSETS:
Paid-in capital	$437,016,587
Total distributable earnings (loss)	49,242,264
Net Assets	$486,258,851
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	14,822,878
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$32.80

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $16,247)	$11,717,987
Securities lending net income	1,205
Interest and other	71,435
Interest earned from Interfund Lending (See Note 10)	286
Total investment income	11,790,913
Expenses:
Management fee	2,627,792
Non 12b-1 service fees	1,313,586
Shareholder servicing	557,604
Fund administration	210,223
Reports to shareholders	56,639
Professional	55,873
Custody	24,623
Directors’ fees	9,473
Other	76,059
Gross expenses	4,931,872
Expense reductions (See Note 8)	(6,570)
Fees waived and expenses reimbursed (See Note 3)	(24,623)
Net expenses	4,900,679
Net investment income	6,890,234
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	40,535,002
Net realized gain (loss) on foreign currency related transactions	5,885
Net change in unrealized appreciation/depreciation on investments	(104,082,846)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1,759)
Net realized and unrealized gain (loss)	(63,543,718)
Net Decrease in Net Assets Resulting From Operations	$(56,653,484)

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$6,890,234	$6,108,746
Net realized gain (loss) on investments and foreign currency related transactions	40,540,887	85,218,580
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(104,084,605)	59,147,588
Net increase (decrease) in net assets resulting from operations	(56,653,484)	150,474,914
Distributions to shareholders:	(47,082,116)	(68,119,055)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	11,464,087	7,468,120
Reinvestment of distributions	47,082,116	68,119,055
Cost of shares reacquired	(79,149,333)	(100,203,090)
Net decrease in net assets resulting from capital share transactions	(20,603,130)	(24,615,915)
Net increase (decrease) in net assets	(124,338,730)	57,739,944
NET ASSETS:
Beginning of year	$610,597,581	$552,857,637
End of year	$486,258,851	$610,597,581

14	See Notes to Financial Statements.

This page is intentionally left blank.

15

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net invest- ment income	Net realized gain	Total distri- butions
12/31/2022	$40.04	$0.48	$(4.29)	$(3.81)	$(0.48)	$(2.95)	$(3.43)
12/31/2021	34.94	0.41	9.63	10.04	(0.44)	(4.50)	(4.94)
12/31/2020	34.57	0.53	0.39	0.92	(0.55)	–	(0.55)
12/31/2019	30.65	0.55	6.31	6.86	(0.58)	(2.36)	(2.94)
12/31/2018	37.15	0.50	(3.53)	(3.03)	(0.52)	(2.95)	(3.47)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$32.80	(9.44)	0.93	0.94	1.31	$486,259	36
40.04	29.02	0.92	0.93	1.03	610,598	66
34.94	2.70	0.94	0.94	1.70	552,858	67
34.57	22.49	0.94	0.94	1.59	581,851	76
30.65	(8.14)	0.93	0.93	1.35	547,667	89

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2022. This report covers Growth and Income Portfolio (the “Fund”).

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book

18

Notes to Financial Statements (continued)

values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and

19

Notes to Financial Statements (continued)

simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

20

Notes to Financial Statements (continued)

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.50%
Over $1 billion	.45%

For the fiscal year ended December 31, 2022, the effective management fee, net of any applicable waivers, was at an annualized rate of .50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $24,623 of fund administration fees during the fiscal year ended December 31, 2022.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 was as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$6,633,583	$19,958,344
Net long-term capital gains	40,448,533	48,160,711
Total distributions paid	$47,082,116	$68,119,055

21

Notes to Financial Statements (continued)

As of December 31, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed ordinary income – net	$62,277
Undistributed long-term capital gains	770,569
Total undistributed earnings	832,846
Temporary differences	(137,697)
Unrealized gains (losses) – net	48,547,115
Total accumulated gains (losses) – net	$49,242,264

As of December 31, 2022, the aggregate unrealized security gains (losses) on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$442,535,178
Gross unrealized gain	78,115,962
Gross unrealized loss	(29,565,504)
Net unrealized security gain (loss)	$48,550,458

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

Purchases	Sales
$189,249,580	$259,952,591

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2022.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund engaged in cross-trades purchases of $272,924.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the

22

Notes to Financial Statements (continued)

Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$9,396,849	$ –	$9,396,849
Total	$9,396,849	$ –	$9,396,849

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b)
Fixed Income Clearing Corp.	$9,396,849	$ –	$ –		$(9,396,849)	$ –
Total	$9,396,849	$ –	$ –		$(9,396,849)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The

23

Notes to Financial Statements (continued)

Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022 the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average Amount Loaned	Average Interest Rate	Interest Income*
$10,228,858	1.02%	$ 286

*	Statement of Operations location: Interest earned from Interfund Lending.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any

24

Notes to Financial Statements (continued)

additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022 the Fund did not loan any securities.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may, over an extended period of time, fail to recognize the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor over time depending on market and economic conditions as well as investor sentiment. In addition, large companies may have smaller rates of growth as compared to successful but well established smaller companies. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant

25

Notes to Financial Statements (concluded)

disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the economic fallout of COVID-19 is difficult to predict, it has contributed to and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares sold	312,982	182,973
Reinvestment of distributions	1,438,694	1,735,960
Shares reacquired	(2,177,278)	(2,494,375)
Decrease	(425,602)	(575,442)

26

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth and Income Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth and Income Portfolio of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 14, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

27

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019	Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

28

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021	Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021	Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017	Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

29

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

30

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

31

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2022, $40,448,533 represent long-term capital gains.

32

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth and Income Portfolio	LASFGI-2 (02/23)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Growth Opportunities Portfolio

For the fiscal year ended December 31, 2022

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

13	Statement of Operations

14	Statements of Changes in Net Assets

16	Financial Highlights

18	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Supplemental Information to Shareholders

Lord Abbett Series Funds – Growth Opportunities Portfolio
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund — Growth Opportunities Portfolio for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned -32.53%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Growth Index1, which returned -26.72% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending December 31, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.86% and -18.11%, respectively, while the tech-heavy Nasdaq Composite suffered even greater losses, falling -32.54%. Value stocks2 significantly outperformed growth stocks3 (-7.98% vs -28.97%), while large cap stocks4 slightly edged out small cap stocks5 (-19.13% vs -20.44%).

To begin the twelve-month period, U.S. markets grappled with COVID-19 cases hitting the highest levels of the pandemic, rising above 580,000 new cases in the last week of December 2021, more than doubling the previous record high. The spike in cases occurred shortly after the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. However, negative sentiment quickly reversed as cases proved to be

1

generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by the December 2021 headline CPI rising 7.0% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Increases in energy costs were even more profound, rising by more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine since Russia has been a large exporter of oil and certain minerals. Various sanctions imposed on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25 basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Six additional rate hikes of

50 bps, 75 bps, 75 bps, 75 bps, 75 bps, and 50 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.5% by the end of the period, the highest level in 15 years. While the shift down in the pace of rate hikes supported the narrative that the Fed may begin to cut rates by the end of 2023, the Fed’s updated Summary of Economic Projections showed a more hawkish outlook, raising the outlook for the fed funds rate through 2025 from September’s forecasts - including a median forecast of 5.1% for 2023, 4.1% in 2024, and 3.1% in 2025. Fed Chair Powell also struck a hawkish tone in the press conference following the December FOMC meeting, sticking to the higher-for-longer messaging. Bond yields shot up over the period in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.6% in the second quarter before growing 3.2% in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in the consumer confidence index to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

2

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99-day stretch of declines in U.S. gasoline prices and November CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The third quarter of the 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. While third quarter earnings were slightly below expectations, comments from management generally provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.5% as of the end of December.

Over the twelve-month period ending December 31, 2022, Lord Abbett made the strategic decision to offer a single style of growth investing, led by our Innovation Growth team, which is led by F. Thomas O’Halloran, J.D., CFA, Partner & Portfolio Manager, and Matthew DeCicco, CFA, Partner & Director of Equities. As a result of this enhanced focus, the investment philosophy and process of the Growth Opportunities Portfolio changed to become consistent with the rest of the innovation growth suite of products. As such, the portfolio management team seeks to invest in the stocks of companies with strong business models, management, and competitive positions that are targeting markets that appear most likely to benefit from increased innovation.

As a result of supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and the war in Ukraine, high innovation small and mid-cap companies, particularly those aggressively reinvesting in research and development to drive future revenues and earnings, underperformed lower growth, lower valuation stocks within the index during the period as investors had largely expressed a preference for companies with positive earnings today, compared to larger growth potential in the future. As such, the Fund’s exposure to small and mid-cap secular growth companies, such as MongoDB, Inc., a general-purpose database platform, was a primary drag on relative performance.

In addition, having no exposure to shares of companies related to the oil, gas, and consumable fuel industry throughout the first few months of 2022 was also a primary detractor from relative performance. Geopolitical tensions that ultimately culminated in the Russian invasion of Ukraine resulted in oil prices rising above $120 per barrel as the market anticipated a supply shortage.

Although security selection within the consumer discretionary sector contributed to relative performance over the period, the Fund’s position in Roku, Inc., a manufacturer of digital media players for video streaming, was a notable individual detractor. In February, shares of the stock fell after the company reported a revenue miss for the fourth quarter of 2021 and gave first-quarter 2022 guidance that was below analysts’ expectations. Management attributed the slowing revenue growth to continued supply chain disruptions impacting the U.S. television market.

Conversely, although security selection within the information technology sector was a net detractor from relative performance over the period, the Fund’s position in Enphase Energy, Inc., an energy technology company that develops and manufactures

3

solar micro-inverters, battery energy storage, and electric vehicle charging stations, was a standout individual contributor. Enphase benefited greatly from increased demand for solar solutions in Europe as a result of persistent energy shortages. In the company’s most recent quarterly earnings report, management reported top- and bottom-line earnings results that exceeded consensus expectations. Notably, Enphase’s reported strong revenue growth driven by growth in microinverter and IQ battery shipments.

As mentioned above, security selection within the consumer discretionary sector also contributed to relative performance over the period. Within the sector, the Fund’s off-benchmark position in Crocs, Inc., a manufacturer of casual footwear, apparel, and accessories, was a notable contributor to relative performance. Shares of the stock soared in the fourth quarter after the company reported top- and bottom-line quarterly results that were above market expectations. Management also raised full year guidance, citing explosive growth in international sales, led by the Asia Pacific region. In addition, management also raised the medium-term outlook on Hey Dude, which Crocs acquired earlier in the year.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

2 As represented by the Russell 3000® Value Index as of 12/31/2022.

3 As represented by the Russell 3000® Growth Index as of 12/31/2022.

4 As represented by the Russell 1000® Index as of 12/31/2022.

5 As represented by the Russell 2000® Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Growth Index and the Russell Midcap® Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Class VC	-32.53%	5.80%	9.44%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 - 12/31/22
Class VC*
Actual	$1,000.00	$977.40	$6.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

*	The annualized expense ratio have been updated to 1.15%. Had this updated expense ratio been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

Actual	$5.73
Hypothetical (5% Return Before Expenses)	$5.85

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Communication Services	2.36%
Consumer Discretionary	20.06%
Consumer Staples	0.83%
Energy	1.88%
Financials	2.30%
Health Care	21.51%
Industrials	15.73%
Information Technology	31.34%
Materials	0.78%
Repurchase Agreements	2.67%
Money Market Funds(a)	0.49%
Time Deposits(a)	0.05%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.
(a)	Securities were purchased with the cash collateral from loaned securities.

7

Schedule of Investments

December 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 95.60%

COMMON STOCKS 95.60%

Aerospace & Defense 4.35%
Axon Enterprise, Inc.*	5,442	$902,991
Parsons Corp.*	8,434	390,072
TransDigm Group, Inc.	1,347	848,139
Total		2,141,202

Beverages 0.82%
Celsius Holdings, Inc.*	3,856	401,178

Biotechnology 10.22%
Alnylam Pharmaceuticals, Inc.*	2,408	572,261
Argenx SE ADR*	2,449	927,755
Biogen, Inc.*	2,198	608,670
Cytokinetics, Inc.*	15,341	702,925
Genmab A/S ADR*	11,730	497,117
Karuna Therapeutics, Inc.*	3,038	596,967
Krystal Biotech, Inc.*	5,031	398,556
Sarepta Therapeutics, Inc.*	5,610	726,944
Total		5,031,195

Capital Markets 2.27%
MSCI, Inc.	1,565	727,991
Raymond James Financial, Inc.	3,634	388,293
Total		1,116,284

Communications Equipment 4.13%
Arista Networks, Inc.*	8,172	991,672
Calix, Inc.*	15,230	1,042,189
Total		2,033,861

Construction & Engineering 2.71%
Comfort Systems USA, Inc.	4,504	518,320
Quanta Services, Inc.	5,726	815,955
Total		1,334,275

Construction Materials 0.77%
Vulcan Materials Co.	2,159	378,063
Investments	Shares	Fair Value
Electrical Equipment 2.38%
AMETEK, Inc.	5,722	$799,478
Hubbell, Inc.	1,578	370,325
Total		1,169,803

Entertainment 1.69%
Warner Music Group Corp. Class A	14,336	502,047
World Wrestling Entertainment, Inc. Class A	4,789	328,142
Total		830,189

Health Care Equipment & Supplies 7.35%
Axonics, Inc.*	6,865	429,268
Cooper Cos., Inc. (The)	1,156	382,255
DexCom, Inc.*	10,157	1,150,179
IDEXX Laboratories, Inc.*	968	394,905
Insulet Corp.*	3,418	1,006,225
Shockwave Medical, Inc.*	1,229	252,695
Total		3,615,527

Health Care Technology 0.88%
Inspire Medical Systems, Inc.*	1,728	435,249

Hotels, Restaurants & Leisure 6.20%
Chipotle Mexican Grill, Inc.*	680	943,493
Hilton Worldwide Holdings, Inc.	3,759	474,987
Planet Fitness, Inc. Class A*	8,510	670,588
Vail Resorts, Inc.	1,687	402,097
Wingstop, Inc.	4,052	557,636
Total		3,048,801

Information Technology Services 5.00%
Block, Inc.*	7,762	487,764
Cloudflare, Inc. Class A*	8,405	379,990
Shopify, Inc. Class A (Canada)*(a)	28,209	979,134
Toast, Inc. Class A*	33,953	612,173
Total		2,459,061

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Internet & Direct Marketing Retail 4.08%
Coupang, Inc. (South Korea)*(a)	33,166	$487,872
Etsy, Inc.*	5,532	662,623
MercadoLibre, Inc. (Uruguay)*(a)	1,010	854,702
Total		2,005,197

Life Sciences Tools & Services 1.75%
Agilent Technologies, Inc.	4,230	633,019
Repligen Corp.*	1,357	229,754
Total		862,773

Machinery 3.58%
AGCO Corp.	6,390	886,229
Fortive Corp.	7,786	500,251
Xylem, Inc.	3,412	377,265
Total		1,763,745

Oil, Gas & Consumable Fuels 1.85%
Antero Resources Corp.*	7,033	217,953
Cheniere Energy, Inc.	3,221	483,021
EQT Corp.	6,245	211,268
Total		912,242

Pharmaceuticals 1.04%
Intra-Cellular Therapies, Inc.*	9,688	512,689

Professional Services 1.79%
Booz Allen Hamilton Holding Corp.	3,493	365,088
CoStar Group, Inc.*	6,688	516,849
Total		881,937

Semiconductors & Semiconductor Equipment 9.68%
Enphase Energy, Inc.*	4,165	1,103,558
First Solar, Inc.*	2,297	344,068
KLA Corp.	1,352	509,744
Lattice Semiconductor Corp.*	10,072	653,471
Monolithic Power Systems, Inc.	1,565	553,400
ON Semiconductor Corp.*	6,426	400,790
Rambus, Inc.*	15,127	541,849
SolarEdge Technologies, Inc. (Israel)*(a)	2,325	658,603
Total		4,765,483
Investments	Shares	Fair Value
Software 11.46%
Aspen Technology, Inc.*	2,578	$529,521
Bentley Systems, Inc. Class B	13,211	488,279
Bill.com Holdings, Inc.*	3,188	347,364
Cadence Design Systems, Inc.*	1,668	267,948
Clear Secure, Inc. Class A	25,578	701,605
CyberArk Software Ltd. (Israel)*(a)	3,219	417,343
DoubleVerify Holdings, Inc.*	17,884	392,733
Gitlab, Inc. Class A*	6,108	277,547
Palo Alto Networks, Inc.*	1,650	230,241
Paycom Software, Inc.*	2,021	627,136
Paylocity Holding Corp.*	1,725	335,098
Roper Technologies, Inc.	1,011	436,843
Synopsys, Inc.*	844	269,481
Trade Desk, Inc. (The) Class A*	7,072	317,038
Total		5,638,177

Specialty Retail 3.65%
Dick’s Sporting Goods, Inc.	3,679	442,547
Tractor Supply Co.	2,507	564,000
Ulta Beauty, Inc.*	1,685	790,383
Total		1,796,930

Technology Hardware, Storage & Peripherals 1.33%
Pure Storage, Inc. Class A*	24,436	653,907

Textiles, Apparel & Luxury Goods 5.90%
Crocs, Inc.*	10,418	1,129,624
Deckers Outdoor Corp.*	2,246	896,513
Lululemon Athletica, Inc. (Canada)*(a)	2,731	874,958
Total		2,901,095

Trading Companies & Distributors 0.72%
WW Grainger, Inc.	635	353,219
Total Common Stocks (cost $46,048,810)		47,042,082

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 3.18%

Repurchase Agreements 2.64%
Repurchase Agreement dated 12/30/2022, 2.05% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $1,319,200 of U.S. Treasury Note at 4.275% due 4/30/2024; value: $1,325,606; proceeds: $1,299,863 (cost $1,299,567)	$1,299,567	$1,299,567

	Shares
Money Market Funds 0.49%
Fidelity Government Portfolio(b) (cost $239,949)	239,949	239,949

Time Deposits 0.05%
CitiBank N.A.(b) (cost $26,661)	26,661	26,661
Total Short-Term Investments (cost $1,566,177)		1,566,177
Total Investments in Securities 98.78% (cost $47,614,987)		48,608,259
Other Assets and Liabilities – Net 1.22%		597,929
Net Assets 100.00%		$49,206,188

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Security was purchased with the cash collateral from loaned securities.

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$47,042,082	$–	$–	$47,042,082
Short-Term Investments
Repurchase Agreements	–	1,299,567	–	1,299,567
Money Market Funds	239,949	–	–	239,949
Time Deposits	–	26,661	–	26,661
Total	$47,282,031	$1,326,228	$–	$48,608,259

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value including $0 of securities loaned (cost $47,614,987)	$48,608,259
Cash	37
Foreign cash, at value (cost $20,899)	23,064
Receivables:
Investment securities sold	1,346,292
Capital shares sold	47,529
Interest and dividends	9,549
Securities lending income receivable	351
Prepaid expenses	126
Total assets	50,035,207

LIABILITIES:
Payables:
Investment securities purchased	324,668
Payable for collateral due to broker for securities lending	266,610
Transfer agent fees	91,485
Management fee	27,896
Directors’ fees	17,728
Capital shares reacquired	11,916
Fund administration	1,717
Accrued expenses	86,999
Total liabilities	829,019
NET ASSETS	$49,206,188
COMPOSITION OF NET ASSETS:
Paid-in capital	$58,933,836
Total distributable earnings (loss)	(9,727,648)
Net Assets	$49,206,188
Outstanding shares (110 million shares of common stock authorized, $.001 par value)	6,106,765
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$8.06

12	See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $1,464)	$374,857
Securities lending net income	1,363
Interest and other	8,539
Total investment income	384,759
Expenses:
Management fee	439,754
Non 12b-1 service fees	151,320
Shareholder servicing	65,073
Professional	43,460
Fund administration	24,276
Reports to shareholders	12,403
Custody	8,269
Directors’ fees	1,275
Other	17,318
Gross expenses	763,148
Expense reductions (See Note 8)	(739)
Fees waived and expenses reimbursed (See Note 3)	(8,269)
Net expenses	754,140
Net investment loss	(369,381)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(10,396,423)
Net realized gain (loss) on foreign currency related transactions	(623)
Net change in unrealized appreciation/depreciation on investments	(16,725,951)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	2,166
Net realized and unrealized gain (loss)	(27,120,831)
Net Decrease in Net Assets Resulting From Operations	$(27,490,212)

See Notes to Financial Statements.	13

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment loss	$(369,381)	$(1,081,872)
Net realized gain (loss) on investments and foreign currency related transactions	(10,397,046)	28,079,401
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(16,723,785)	(19,407,170)
Net increase (decrease) in net assets resulting from operations	(27,490,212)	7,590,359
Distributions to shareholders:	(7,973,995)	(22,672,488)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	8,087,906	6,217,614
Reinvestment of distributions	7,973,995	22,672,488
Cost of shares reacquired	(25,178,720)	(48,882,067)
Net decrease in net assets resulting from capital share transactions	(9,116,819)	(19,991,965)
Net decrease in net assets	(44,581,026)	(35,074,094)
NET ASSETS:
Beginning of year	$93,787,214	$128,861,308
End of year	$49,206,188	$93,787,214

14	See Notes to Financial Statements.

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15

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2022	$13.69	$(0.06)	$(4.24)	$(4.30)	$(1.33)	$8.06
12/31/2021	16.44	(0.14)	1.18	1.04	(3.79)	13.69
12/31/2020	13.02	(0.10)	5.24	5.14	(1.72)	16.44
12/31/2019	10.48	(0.03)	3.82	3.79	(1.25)	13.02
12/31/2018	14.20	(0.07)	(0.42)	(0.49)	(3.23)	10.48

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
(32.53)	1.25	1.26	(0.61)	$49,206	121
6.46	1.20	1.26	(0.85)	93,787	58
39.38	1.25	1.25	(0.72)	128,861	88
36.37	1.22	1.27	(0.27)	124,945	45
(2.89)	1.13	1.29	(0.45)	66,492	39

See Notes to Financial Statements.	17

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2022. This report covers Growth Opportunities Portfolio (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book

Notes to Financial Statements (continued)

values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified- cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Notes to Financial Statements (continued)

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

Prior to September 16, 2022, the management fee was based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.75%
Next $1 billion	.65%
Next $1 billion	.60%
Over $3 billion	.58%

Effective September 16, 2022, the management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.65%
Next $3 billion	.63%
Next $1 billion	.60%
Over $5 billion	.58%

For the fiscal year ended December 31, 2022, the effective management fee, net of any applicable waivers, was at an annualized rate of 0.73% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $8,269 of fund administration fees during the fiscal year ended December 31, 2022.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from

Notes to Financial Statements (continued)

net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and 2021 was as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$363,598	$5,686,948
Net long-term capital gains	7,610,397	16,985,540
Total distributions paid	$7,973,995	$22,672,488

As of December 31, 2022, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(9,966,738)
Temporary differences	(17,728)
Unrealized gains – net	256,818
Total accumulated losses – net	$(9,727,648)

*	The capital losses will carry forward indefinitely.

As of December 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$48,353,606
Gross unrealized gain	3,070,283
Gross unrealized loss	(2,815,630)
Net unrealized security gain	$254,653

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total Distributable Earnings (Loss)	Paid-in Capital
$372,256	$(372,256)

The permanent differences are attributable to the tax treatment of certain distributions and net operating losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

Purchases	Sales
$73,667,911	$91,726,933

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2022.

Notes to Financial Statements (continued)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund engaged in cross-trades purchases of $756,396.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$1,299,567	$ –	$1,299,567
Total	$1,299,567	$ –	$1,299,567

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$1,299,567	$–	$–		$(1,299,567)	$–
Total	$1,299,567	$–	$–		$(1,299,567)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

Notes to Financial Statements (continued)

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022, the market value of securities loaned and collateral received for the Fund were as follows:

Market Value of Securities Loaned	Collateral Received(1)
$ –	$266,610

(1)	Statement of Assets and Liabilities location: Payable for collateral due to broker for securities lending.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may, over an extended period of time, fail to recognize the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger

Notes to Financial Statements (concluded)

companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares sold	812,206	375,357
Reinvestment of distributions	874,341	1,604,448
Shares reacquired	(2,430,792)	(2,966,889)
Decrease	(744,245)	(987,084)

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Opportunities Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Growth Opportunities Portfolio of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 14, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors-FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 97% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2022, $363,598 and $7,610,397, respectively, represent short-term capital gains and long-term capital gains.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio	LASFGO-2 (02/23)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Mid Cap Stock Portfolio

For the fiscal year ended December 31, 2022

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

16	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Supplemental Information to Shareholders

Lord Abbett Series Fund — Mid Cap Stock Portfolio
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Mid Cap Stock Portfolio for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned –11.21%, reflecting performance at the net asset value (“NAV”) of Class VC shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index*, which returned –12.03% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending December 31, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell –6.86% and –18.11%, respectively, while the tech-heavy

Nasdaq Composite suffered even greater losses, falling –32.54%. Value stocks1 significantly outperformed growth stocks2 (–7.98% vs –28.97%), while large cap stocks3 slightly edged out small cap stocks4 (–19.13% vs –20.44%).

To begin the twelve-month period, U.S. markets grappled with COVID-19 cases hitting the highest levels of the pandemic, rising above 580,000 new cases in the last week of December 2021, more than doubling the previous record high. The spike in cases occurred shortly after the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the

1

start of the pandemic, amid fears that the world would succumb to a new wave of infections. However, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by the December 2021 headline CPI rising 7.0% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Increases in energy costs were even more profound, rising by more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine since Russia has been a large exporter of oil and certain minerals. Various sanctions imposed on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25 basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Six additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, 75 bps, and 50 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.5% by the end of the period, the highest level in 15 years. While the shift down in the pace of rate hikes supported the narrative that the Fed may begin to cut rates by the end of 2023, the Fed’s updated Summary of Economic Projections showed a more hawkish outlook, raising the outlook for the fed funds rate through 2025 from September’s forecasts – including a median forecast of 5.1% for 2023, 4.1% in 2024, and 3.1% in 2025. Fed Chair Powell also struck a hawkish tone in the press conference following the December FOMC meeting, sticking to the higher-for-longer messaging. Bond yields shot up over the period in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August.

2

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of –1.6% in the first quarter of 2022 and –0.6% in the second quarter before growing 3.2% in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in the consumer confidence index to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99-day stretch of declines in U.S. gasoline prices and November CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The third quarter of the 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. While third quarter earnings were slightly below expectations, comments from management generally provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.5% as of the end of December.

In terms of the Fund’s key performance drivers, over the twelve-month period ending December 31, 2022, security selection within the Industrials sector contributed to the Fund’s relative performance. Within the Industrials sector, EMCOR Group, Inc., which engages in the provision of electrical and mechanical construction, and facilities services, contributed to relative performance. Shares rallied after the company reported third quarter earnings above expectations. The Fund’s position in Nexstar Media Group, Inc., a television broadcasting and digital media company, also contributed to relative performance. Shares rallied after the company announced that the board approved a new share repurchase program authorizing the company to repurchase up to $1.5B of its common stock. The Fund’s position in Curtiss-Wright Corporation, a global integrated business that provides engineered products, solutions, and services mainly to the aerospace and defense markets, also contributed to relative performance. Shares rallied after the company reported strong second quarter earnings, followed by another strong third quarter earnings report. In the second quarter specifically, the company reported new orders of $776M, up 13%, reflecting strong aerospace & defense market demand.

Conversely, one of the largest detractors from relative performance during the twelve-month period ending December 31, 2022, was Caesars Entertainment, a casino management company. Shares fell after the company reported that revenue was short of expectations in the first quarter. The company faced headwinds throughout the period as it had notable financial leverage. We believe the company should benefit both from the company’s intention to reduce its overall leverage as well as the resumption of international travel. The Fund’s position in KKR & Co., Inc. a leading alternatives investment firm, also

3

detracted from relative performance. Amid the flattening of the yield curve, rate volatility, and skepticism around global growth prospects, the Financials sector came under pressure. In addition to the sector headwinds, shares of KKR & Co. were negatively impacted by its failure to close its acquisition of Telecom Italia. We believe the company stands to benefit from increasing allocations to alternatives by retail and institutional investors as well as a rising proportion of fee-related income. The Fund’s position in Spectrum Brands Holdings, Inc., a consumer products and home essentials company, also detracted from relative performance. Shares fell after Assa Abloy, which engages in the provision of intelligent lock and security solutions, issued a statement regarding the U.S. DOJ’s blocking of Assa Abloys’s proposed acquisition of the hardware and home improvement division of Spectrum Brands.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

1 As represented by the Russell 3000® Value Index as of 12/31/2022.

2 As represented by the Russell 3000® Growth Index as of 12/31/2022.

3 As represented by the Russell 1000® Index as of 12/31/2022.

4 As represented by the Russell 2000® Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

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Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in both the Russell Midcap® Value Index and the S&P MidCap 400® Value Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Class VC	-11.21%	4.06%	7.81%

1    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 – 12/31/22
Class VC
Actual	$1,000.00	$1,073.70	$6.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85

†	Net expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Communication Services	1.15%
Consumer Discretionary	7.55%
Consumer Staples	5.17%
Energy	6.07%
Financials	19.89%
Health Care	9.20%
Industrials	19.23%
Information Technology	9.02%
Materials	7.68%
Real Estate	6.24%
Utilities	6.34%
Repurchase Agreements	2.46%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

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Schedule of Investments

December 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.25%

COMMON STOCKS 98.25%

Aerospace & Defense 2.32%
Curtiss-Wright Corp.	32,290	$5,392,107

Automobiles 0.59%
Harley-Davidson, Inc.	33,140	1,378,624

Banks 3.84%
Columbia Banking System, Inc.	79,530	2,396,239
East West Bancorp, Inc.	51,190	3,373,421
Popular, Inc.	47,840	3,172,749
Total		8,942,409

Beverages 1.30%
Carlsberg A/S Class B	22,810	3,025,677

Biotechnology 1.55%
Horizon Therapeutics plc*	31,723	3,610,077

Building Products 1.56%
Masco Corp.	77,740	3,628,126

Capital Markets 5.50%
Ameriprise Financial, Inc.	18,020	5,610,887
Evercore, Inc. Class A	28,710	3,131,687
KKR & Co., Inc.	87,479	4,060,775
Total		12,803,349

Chemicals 2.96%
Corteva, Inc.	48,970	2,878,457
Valvoline, Inc.	123,286	4,025,288
Total		6,903,745

Communications Equipment 1.49%
F5, Inc.*	24,190	3,471,507

Construction & Engineering 4.35%
AECOM	54,160	4,599,809
EMCOR Group, Inc.	37,400	5,539,314
Total		10,139,123
Investments	Shares	Fair Value
Construction Materials 1.71%
Eagle Materials, Inc.	30,050	$3,992,143

Containers & Packaging 1.22%
Avery Dennison Corp.	15,760	2,852,560

Diversified Financial Services 0.50%
Equitable Holdings, Inc.	40,500	1,162,350

Electric: Utilities 4.59%
Entergy Corp.	40,370	4,541,625
NRG Energy, Inc.	74,092	2,357,607
Portland General Electric Co.	77,320	3,788,680
Total		10,687,912

Electrical Equipment 1.54%
Sensata Technologies Holding plc	88,760	3,584,129

Electronic Equipment, Instruments & Components 1.70%
Teledyne Technologies, Inc.*	9,920	3,967,107

Energy Equipment & Services 2.10%
NOV, Inc.	233,660	4,881,157

Equity Real Estate Investment Trusts 6.29%
American Homes 4 Rent Class A	97,590	2,941,363
Camden Property Trust	28,420	3,179,630
First Industrial Realty Trust, Inc.	48,490	2,340,127
Kimco Realty Corp.	187,930	3,980,357
Life Storage, Inc.	22,320	2,198,520
Total		14,639,997

Food & Staples Retailing 1.75%
BJ’s Wholesale Club
Holdings, Inc.*	61,610	4,076,118

Health Care Providers & Services 5.40%
AmerisourceBergen Corp.	27,240	4,513,940
Molina Healthcare, Inc.*	14,820	4,893,860
Tenet Healthcare Corp.*	65,030	3,172,814
Total		12,580,614

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure 1.51%
Caesars Entertainment, Inc.*	84,390	$3,510,624

Household Durables 1.47%
Helen of Troy Ltd.*	30,840	3,420,464

Household Products 2.16%
Reynolds Consumer Products, Inc.	38,880	1,165,622
Spectrum Brands Holdings, Inc.	63,290	3,855,627
Total		5,021,249

Information Technology Services 3.00%
Euronet Worldwide, Inc.*	34,640	3,269,323
Global Payments, Inc.	37,540	3,728,473
Total		6,997,796

Insurance 10.20%
Allstate Corp. (The)	43,510	5,899,956
American Financial Group, Inc./OH	24,710	3,392,189
Arch Capital Group Ltd.*	67,780	4,255,228
Arthur J Gallagher & Co.	21,700	4,091,318
Assurant, Inc.	20,220	2,528,713
RenaissanceRe Holdings Ltd.	19,530	3,598,012
Total		23,765,416

Machinery 7.58%
Crane Holdings Co.	41,237	4,142,257
Otis Worldwide Corp.	52,820	4,136,334
Parker-Hannifin Corp.	18,760	5,459,160
Westinghouse Air Brake Technologies Corp.	39,350	3,927,523
Total		17,665,274

Media 1.16%
Nexstar Media Group, Inc.	15,390	2,693,712

Metals & Mining 1.84%
Alcoa Corp.	37,480	1,704,215
Reliance Steel & Aluminum Co.	12,720	2,575,037
Total		4,279,252
Investments	Shares	Fair Value
Multi-Utilities 1.80%
CMS Energy Corp.	66,120	$4,187,380

Oil, Gas & Consumable Fuels 4.02%
Chesapeake Energy Corp.	50,014	4,719,821
Devon Energy Corp.	75,560	4,647,696
Total		9,367,517

Pharmaceuticals 2.32%
Organon & Co.	193,520	5,405,014

Semiconductors & Semiconductor Equipment 1.19%
Teradyne, Inc.	31,840	2,781,224

Specialty Retail 1.69%
AutoZone, Inc.*	1,600	3,945,888

Technology Hardware, Storage & Peripherals 1.69%
NetApp, Inc.	65,610	3,940,537

Textiles, Apparel & Luxury Goods 2.34%
Deckers Outdoor Corp.*	6,272	2,503,531
Tapestry, Inc.	77,660	2,957,293
Total		5,460,824

Trading Companies & Distributors 2.02%
AerCap Holdings NV (Ireland)*(a)	80,650	4,703,508
Total Common Stocks (cost $210,801,268)		228,864,510

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.48%

REPURCHASE AGREEMENTS 2.48%
Repurchase Agreement dated 12/30/2022, 2.05% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $5,865,900 of U.S. Treasury Note at 4.275% due 4/30/2024; value: $5,894,385; proceeds: $5,780,080 (cost $5,778,764)	$5,778,764	$5,778,764
Total Investments in Securities 100.73% (cost $216,580,032)		234,643,274
Other Assets and Liabilities – Net (0.73)%		(1,708,120)
Net Assets 100.00%		$232,935,154

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$3,025,677	$–	$3,025,677
Remaining Industries	225,838,833	–	–	225,838,833
Short-Term Investments
Repurchase Agreements	–	5,778,764	–	5,778,764
Total	$225,838,833	$8,804,441	$–	$234,643,274

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

10	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value (cost $216,580,032)	$234,643,274
Cash	267
Receivables:
Interest and dividends	170,791
Capital shares sold	9,190
Securities lending income receivable	113
Prepaid expenses	952
Total assets	234,824,587
LIABILITIES:
Payables:
Capital shares reacquired	894,560
Transfer agent fees	685,940
Management fee	146,885
Directors’ fees	67,686
Fund administration	7,994
Accrued expenses	86,368
Total liabilities	1,889,433
NET ASSETS	$232,935,154
COMPOSITION OF NET ASSETS:
Paid-in capital	$213,816,758
Total distributable earnings (loss)	19,118,396
Net Assets	$232,935,154
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	10,089,935
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$23.09

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $24,296)	$5,140,260
Securities lending net income	437
Interest and other	56,665
Total investment income	5,197,362
Expenses:
Management fee	1,815,979
Non 12b-1 service fees	621,328
Shareholder servicing	189,276
Fund administration	99,445
Professional	49,287
Reports to shareholders	35,282
Custody	22,386
Directors’ fees	4,471
Other	38,960
Gross expenses	2,876,414
Expense reductions (See Note 8)	(3,093)
Fees waived and expenses reimbursed (See Note 3)	(22,386)
Net expenses	2,850,935
Net investment income	2,346,427
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	13,112,220
Net realized gain (loss) on foreign currency related transactions	446
Net change in unrealized appreciation/depreciation on investments	(47,864,990)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(1,228)
Net realized and unrealized gain (loss)	(34,753,552)
Net Decrease in Net Assets Resulting From Operations	$(32,407,125)

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$2,346,427	$1,677,662
Net realized gain (loss) on investments and foreign currency related transactions	13,112,666	38,914,628
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(47,866,218)	29,420,416
Net increase (decrease) in net assets resulting from operations	(32,407,125)	70,012,706
Distributions to shareholders:	(17,084,849)	(27,759,457)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	8,430,159	9,764,943
Reinvestment of distributions	17,084,849	27,759,457
Cost of shares reacquired	(37,176,385)	(39,975,409)
Net decrease in net assets resulting from capital share transactions	(11,661,377)	(2,451,009)
Net increase (decrease) in net assets	(61,153,351)	39,802,240
NET ASSETS:
Beginning of year	$294,088,505	$254,286,265
End of year	$232,935,154	$294,088,505

See Notes to Financial Statements.	13

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2022	$28.02	$0.24	$(3.39)	$(3.15)	$(0.21)	$(1.57)	$(1.78)
12/31/2021	24.09	0.17	6.67	6.84	(0.17)	(2.74)	(2.91)
12/31/2020	23.74	0.23	0.36	0.59	(0.24)	—	(0.24)
12/31/2019	19.87	0.21	4.27	4.48	(0.21)	(0.40)	(0.61)
12/31/2018	24.51	0.15	(3.83)	(3.68)	(0.17)	(0.79)	(0.96)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$23.09	(11.21)	1.15	1.16	0.94	$232,935	36
28.02	28.70	1.13	1.14	0.59	294,089	60
24.09	2.50	1.17	1.18	1.11	254,286	67
23.74	22.64	1.17	1.17	0.91	271,120	79
19.87	(15.04)	1.17	1.17	0.64	240,971	50

See Notes to Financial Statements.	15

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2022. This report covers Mid Cap Stock Portfolio (the “Fund”).

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may

16

Notes to Financial Statements (continued)

use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

17

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

18

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2022, the effective management fee was at an annualized rate of .73% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $22,386 of fund administration fees during the fiscal year ended December 31, 2022.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

19

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2022 and 2021 was as follows:

	Year Ended	Year Ended
	12/31/2022	12/31/2021
Distributions paid from:
Ordinary income	$2,194,948	$6,793,515
Net long-term capital gains	14,889,901	20,965,942
Total distributions paid	$17,084,849	$27,759,457

As of December 31, 2022, the components of accumulated gains on a tax-basis were as follows:

Undistributed long-term capital gains	$1,444,912
Total undistributed earnings	1,444,912
Temporary differences	(67,686)
Unrealized gains – net	17,741,170
Total accumulated gains – net	$19,118,396

As of December 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$216,900,853
Gross unrealized gain	32,168,870
Gross unrealized loss	(14,426,449)
Net unrealized security gain	$17,742,421

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

Purchases	Sales
$88,836,687	$118,567,181

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2022.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund did not engage in cross-trade transactions.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement

20

Notes to Financial Statements (continued)

is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreements	$5,778,764	$ –	$5,778,764
Total	$5,778,764	$ –	$5,778,764

Net Amount
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$5,778,764	$ –	$ –	$(5,778,764)	$ –
Total	$5,778,764	$ –	$ –	$(5,778,764)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.

7.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject

21

Notes to Financial Statements (continued)

to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022 the Fund did not participate as a borrower or lender in the Interfund Lending Program.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the

22

Notes to Financial Statements (continued)

recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022, the Fund did not loan any securities.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general and to the changing prospects of individual companies in which the Fund invests. The market may, over an extended period of time, fail to recognize the intrinsic value of particular value stocks the Fund may hold. Value investing also is subject to the risk that the company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Although investing in mid-sized companies offers the potential for above average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or under perform. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, industry and sector liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand

23

Notes to Financial Statements (concluded)

for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the economic fallout of COVID-19 is difficult to predict, it has contributed to and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2022	December 31, 2021
Shares sold	330,942	346,015
Reinvestment of distributions	738,969	1,014,575
Shares reacquired	(1,475,079)	(1,420,241)
Decrease	(405,168)	(59,651)

24

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Stock Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mid Cap Stock Portfolio of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

25

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

26

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine–School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

27

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018-2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

29

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For corporate shareholders, 95% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2022, $234,286 and $14,889,901, respectively, represent short-term capital gains and long-term capital gains.

30

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Mid Cap Stock Portfolio	LASFMCV-2 (02/23)

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Series Fund—Short Duration Income Portfolio

For the fiscal year ended December 31, 2022

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

39	Statement of Assets and Liabilities

40	Statement of Operations

41	Statements of Changes in Net Assets

42	Financial Highlights

44	Notes to Financial Statements

58	Report of Independent Registered Public Accounting Firm

59	Supplemental Information to Shareholders

Lord Abbett Series Fund – Short Duration Income
Portfolio Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund – Short Duration Income Portfolio for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned -5.06%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the ICE BofA 1-3 Year U.S. Corporate Index,* which returned -4.00%.

The twelve-month period ending December 31, 2022, introduced meaningful headwinds for U.S. markets that led to selloffs in virtually all asset classes. The major risks over the period were inflationary pressures, which reached multi-decade highs, and the most rapid pace of interest rate hikes implemented in history by the U.S.

Federal Reserve (Fed). Rates spiked across the U.S. yield curve as a result, with U.S. Treasury yields at almost all maturities reaching their highest levels in years. Other notable challenges for markets included supply chain dislocations and labor shortages influenced in part by the Omicron variant of COVID-19, as well as escalating geopolitical tensions headlined by Russia’s invasion of Ukraine.

The surge in rates over the year caused softness in both major fixed income and equity indices. Equities fared the worst amid the sell-off, with the S&P 500 Index1 returning -18.11% and experiencing its

1

worst year since the Global Financial Crisis (GFC). The tech-heavy NASDAQ2 also logged its worst year since 2008, declining -32.54% as growth-related stocks in semiconductor and software sectors suffered in the face of inflationary pressures. Within fixed income, higher rates caused underperformance in longer duration bonds. These included U.S. Treasuries3 and investment grade bonds4 which returned -12.46% and -15.76% over the period, respectively. However, high yield bond5 and leveraged loan6 indexes outperformed the investment grade index for the period because of their lower duration profiles. Notably, high yield bonds and leveraged loans returned -11.21% and -1.06%, respectively, outperforming higher quality bonds despite recessionary fears in the U.S. economy contributing to wider spreads. Leveraged loans in particular were able to significantly outperform relative to other assets given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant storyline in 2022. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate intensified in the beginning of the year as inflation readings continued as climb throughout the first half of 2022, with CPI peaking at 9.1% year-over-year in June. The surge in prices was due primarily to an imbalance between supply and demand dynamics across multiple industries, including energy, food, and used cars.

Inflationary pressures throughout the period were most evident in energy costs, which rose more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine as Russia had been a large exporter of oil and certain minerals. Various sanctions were instilled on Russia from Western nations in response to their aggression towards Ukraine, which contributed to surging prices. Crude oil specifically reached over $100 per barrel, the highest value since 2014.

The Fed pivoted towards a much more hawkish stance on monetary policy during the period given the surge in inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Five additional rate hikes followed in the succeeding months, one of 50 bps, and four consecutive hikes of 75 bps and an additional one of 50 bps as inflation prints continued to come mostly in hotter than expected, resulting in a federal funds rate at a range of 4.25%-4.50% by the end of 2022. Bond yields shot up amid this aggressive policy, leading to a bearish

2

curve flattening and ultimately periods of significant yield curve inversion, with the spread between the 2-year and 10-year Treasury yields hitting its most negative level in more than 40 years.

Key macroeconomic indicators trended lower throughout the period. Most notably, the U.S. reported real GDP decline of -1.6% in the first quarter of 2022 and -0.9% in the second quarter before returning to growth in the third quarter. Worries of an impending recession resulted in consumer sentiment dropping to levels worse than during the height of the COVID-19 pandemic and the GFC of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. One of the most positive developments seemed to be the traction behind the peak inflation narrative, which gained momentum in the fourth quarter from lower-than-expected CPI prints in both October and November. In addition, energy prices retracted from their multi-year highs, rent prices began to stabilize, and wage growth showed signs of softening. Job growth also remained strong in the period, and the U.S. national unemployment rate continued to hover around pre-COVID lows. Companies also cited relatively stable demand in both second and third quarter earnings seasons as consumers remained resilient despite higher prices. Separately, labor shortages eased, and supply chain frictions moderated, providing added benefits for companies managing generally higher input costs.

Consistent with the Fund’s strategy, the Fund continues to maintain exposure to a variety of bond market sectors in addition to the investment grade corporate bonds represented in the Fund’s benchmark. This provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors.

The largest detractor from the Fund’s absolute return during the period was a sharply rising 2-year Treasury yield, which proved to be a significant headwind to performance as the Fund is invested mainly at the 2-year part of the yield curve.

The commercial mortgage-backed securities (CMBS) allocation also detracted from the Fund’s relative performance given concerns of the impact of rising interest rates on capitalization rates and commercial real estate valuations and the potential for rising delinquency rates in an economic downturn.

The Fund’s allocation to investment grade corporate bonds was the primary contributor to relative performance over the period. Investment grade corporate credit held up relatively well over the period. Specifically, allocations to the energy and financial sectors drove positive performance. The Financials sector continues to be a notable overweight in the portfolio, as we favor the sector given what we believe to be strong management teams and healthy balance sheets. We also believe that the energy sector has focused heavily on capital discipline, thus, we have found idiosyncratic issues with relatively strong performance.

3

The Fund’s allocation to short-term, high yield corporate bonds also contributed to the Fund’s relative performance over the period. High yield as an asset class experienced modest spread widening over the period, however the strong risk-adjusted carry more than offset the effects of wider spreads.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The ICE BofA U.S. 1-3 Year U.S. Corporate Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

1 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2 The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

3 As represented by the U.S. Treasury component of the Bloomberg U.S. Government Index as of 12/31/2022.

4 As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2022.

5 As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2022.

6 As represented by the Credit Suisse Leveraged Loan Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the ICE BofA 1-3 Year U.S. Corporate Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. This line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	Life of Class
Class VC2	-5.06%	0.92%	1.27%

1 Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance for the index began on April 14, 2014.

2 The Class VC shares commenced operations on April 4, 2014. Performance for the Class began on April 14, 2014.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 – 12/31/22
Class VC
Actual	$1,000.00	$996.10	$4.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Asset Backed Securities	25.70%
Basic Materials	1.82%
Communications	2.61%
Consumer, Cyclical	3.28%
Consumer, Non-cyclical	5.14%
Energy	5.08%
Financials	26.45%
Health Care	0.87%
Industrials	1.15%
Materials and Processing	0.15%
Mortgage Securities	13.11%
Technology	1.70%
U.S. Government	6.31%
Utilities	4.82%
Repurchase Agreements	1.81%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

7

Schedule of Investments

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 91.89%

ASSET-BACKED SECURITIES 25.50%

Automobiles 8.68%
Ally Auto Receivables Trust 2019-3 A3	1.93%	5/15/2024	$4,054	$4,049
AmeriCredit Automobile Receivables Trust 2020-1 B	1.48%	1/21/2025	40,711	40,433
Avis Budget Rental Car Funding AESOP LLC 2020-2A A†	2.02%	2/20/2027	260,000	235,995
Capital One Prime Auto Receivables Trust 2021-1 A2	0.32%	2/18/2025	55,221	54,566
Capital One Prime Auto Receivables Trust 2022-1 A3	3.17%	4/15/2027	240,000	232,403
Capital One Prime Auto Receivables Trust 2022-2 A2A	3.74%	9/15/2025	270,000	267,480
Capital One Prime Auto Receivables Trust 2022-2 A3	3.66%	5/17/2027	275,000	268,817
CarMax Auto Owner Trust 2020-2 A3	1.70%	11/15/2024	5,624	5,586
CarMax Auto Owner Trust 2020-2 D	5.75%	5/17/2027	275,000	269,908
Carvana Auto Receivables Trust 2021-N1 A	0.70%	1/10/2028	27,388	25,525
Carvana Auto Receivables Trust 2022-P1 A3	3.35%	2/10/2027	360,000	346,265
Carvana Auto Receivables Trust 2022-P2 A4	4.68%	2/10/2028	250,000	241,860
CPS Auto Receivables Trust 2019-C D†	3.17%	6/16/2025	71,964	71,746
Credit Acceptance Auto Loan Trust 2021-3A A†	1.00%	5/15/2030	250,000	238,874
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	30,844	30,616
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	71,180	70,112
Drive Auto Receivables Trust 2021-1 C	1.02%	6/15/2027	100,000	97,773
Drive Auto Receivables Trust 2021-1 D	1.45%	1/16/2029	100,000	93,759
Drive Auto Receivables Trust 2021-2 D	1.39%	3/15/2029	171,000	157,658
Enterprise Fleet Financing LLC 2020-2 A2†	0.61%	7/20/2026	69,256	67,489
Exeter Automobile Receivables Trust 2021-1 C	0.98%	6/15/2026	55,000	52,868
Exeter Automobile Receivables Trust 2021-1 D	1.40%	4/15/2027	50,000	45,713
Exeter Automobile Receivables Trust 2021-3 B	0.69%	1/15/2026	512,606	504,528
Fifth Third Auto Trust 2019-1 A4	2.69%	11/16/2026	28,169	28,147
First Investors Auto Owner Trust 2022-2A A	6.26%	7/15/2027	243,844	242,731
Flagship Credit Auto Trust 2022-4 A2	6.15%	9/15/2026	240,000	241,441
Flagship Credit Auto Trust 2022-4 A3	6.32%	6/15/2027	285,000	287,161
Ford Credit Auto Owner Trust 2018-REV2 A†	3.47%	1/15/2030	200,000	197,319
Ford Credit Auto Owner Trust 2020-C A3	0.41%	7/15/2025	108,806	106,192
Ford Credit Auto Owner Trust 2022-1 A†	3.88%	11/15/2034	240,000	230,410

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Automobiles (continued)
Ford Credit Auto Owner Trust REV1 2018-1 A†	3.19%		7/15/2031	$495,000	$473,169
Ford Credit Auto Owner Trust REV1 2021-1 A†	1.37%		10/17/2033	150,000	134,107
Ford Credit Auto Owner Trust REV2 2019-1 A†	3.52%		7/15/2030	200,000	196,158
GLS Auto Receivables Issuer Trust 2021-3A A†	0.42%		1/15/2025	35,989	35,804
GM Financial Automobile Leasing Trust 2020-3 A4	0.51%		10/21/2024	165,367	164,970
GM Financial Automobile Leasing Trust 2022-2 A3	3.42%		6/20/2025	240,000	234,868
GM Financial Automobile Leasing Trust 2022-3 A2A	4.01%		10/21/2024	290,000	287,740
GM Financial Automobile Leasing Trust 2022-3 A3	4.01%		9/22/2025	263,000	258,570
GM Financial Consumer Automobile Receivables Trust 2021-1 A3	0.35%		10/16/2025	87,436	84,606
Hertz Vehicle Financing III LP 2021-2A A†	1.68%		12/27/2027	255,000	222,395
Hertz Vehicle Financing LLC 2021-1A A†	1.21%		12/26/2025	175,000	161,839
Mercedes-Benz Auto Receivables Trust 2022-1 A3	5.21%		8/16/2027	115,000	116,073
NextGear Floorplan Master Owner Trust 2020-1A A1†	5.118% (1 Mo. LIBOR + .80%	)#	2/15/2025	530,000	529,678
Nissan Auto Lease Trust 2020-B A3	0.43%		10/16/2023	1,514	1,511
Nissan Auto Lease Trust 2022-A A3	3.81%		5/15/2025	295,000	290,604
OneMain Direct Auto Receivables Trust 2021-1A A†	0.87%		7/14/2028	225,000	208,171
Santander Drive Auto Receivables Trust 2020-2 D	2.22%		9/15/2026	216,000	210,424
Santander Drive Auto Receivables Trust 2021-1 C	0.75%		2/17/2026	90,977	89,415
Santander Drive Auto Receivables Trust 2022-5 A2	3.98%		1/15/2025	295,000	293,542
Santander Drive Auto Receivables Trust 2022-6 A2	4.37%		5/15/2025	295,000	293,687
Santander Drive Auto Receivables Trust 2022-6 C	4.96%		11/15/2028	325,000	314,599
Santander Retail Auto Lease Trust 2021-A A3†	0.51%		7/22/2024	305,000	297,334
Santander Retail Auto Lease Trust 2021-C A2†	0.29%		4/22/2024	8,875	8,863
Santander Retail Auto Lease Trust 2021-C A3†	0.50%		3/20/2025	140,000	136,302
Toyota Auto Loan Extended Note Trust 2022-1A A†	3.82%		4/25/2035	250,000	237,172
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	30,101	30,039
Westlake Automobile Receivables Trust 2021-2A A2A†	0.32%		4/15/2025	75,999	75,207
Westlake Automobile Receivables Trust 2021-2A C†	0.89%		7/15/2026	100,000	93,980
World Omni Automobile Lease Securitization Trust 2020-B A3	0.45%		2/15/2024	45,577	45,317
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	15,000	14,829
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	45,000	44,394
Total					10,342,791

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Credit Card 2.14%
American Express Credit Account Master Trust 2022-2 A	3.39%		5/15/2027	$425,000	$412,852
American Express Credit Account Master Trust 2022-3 A	3.75%		8/15/2027	455,000	445,164
BA Credit Card Trust 2022-A2 A2	5.00%		4/17/2028	110,000	111,162
Capital One Multi-Asset Execution Trust 2022-A2 A	3.49%		5/15/2027	550,000	535,269
Capital One Multi-Asset Execution Trust 2022-A3 Class A	4.95%		10/15/2027	220,000	221,872
Chase Issuance Trust 2022-A1 A	3.97%		9/15/2027	235,000	230,104
Discover Card Execution Note Trust 2022-A3 A3	3.56%		7/15/2027	310,000	301,199
Discover Card Execution Note Trust 2022-A4 Class A	5.03%		10/15/2027	295,000	298,186
Total					2,555,808

Other 14.24%
ACAM Ltd. 2019-FL1 A†	5.84% (1 Mo. Term SOFR + 1.51%	)#	11/17/2034	82,112	81,586
ACREC Ltd. 2021-FL1 A†	5.476% (1 Mo. LIBOR + 1.15%	)#	10/16/2036	300,000	286,303
ACRES Commercial Realty Ltd. 2021-FL2 A†	5.726% (1 Mo. LIBOR + 1.40%	)#	1/15/2037	430,000	414,264
Affirm Asset Securitization Trust 2021-B A†	1.03%		8/17/2026	175,000	166,030
AMMC CLO Ltd. 2016-19A BR†	5.879% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	250,000	248,622
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	821	820
Apidos CLO XXII 2015-22A A1R†	5.303% (3 Mo. LIBOR + 1.06%	)#	4/20/2031	250,000	245,004
Apidos CLO XXXI 2019-31A A1R†	5.179% (3 Mo. LIBOR + 1.10%	)#	4/15/2031	250,000	245,682
Aqua Finance Trust 2021-A A†	1.54%		7/17/2046	147,430	134,885
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 A†	5.418% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	390,000	378,402
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 A†	5.388% (1 Mo. LIBOR + 1.07%	)#	8/15/2034	150,000	144,250
Arbor Realty Commercial Real Estate Notes Ltd. 2022-FL1 A†	5.257% (1 Mo. SOFR + 1.45%	)#	1/15/2037	230,000	222,402

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
ARES L CLO Ltd. 2018-50A AR†	5.129% (3 Mo. LIBOR + 1.05%	)#	1/15/2032	$250,000	$244,579
Bain Capital Credit CLO Ltd. 2017-1A A1R†	5.213% (3 Mo. LIBOR + .97%	)#	7/20/2030	246,001	242,559
Bain Capital Credit CLO Ltd. 2020-5A A1†	5.463% (3 Mo. LIBOR + 1.22%	)#	1/20/2032	250,000	245,647
Barings CLO Ltd. 2019-3A A1R†	5.313% (3 Mo. LIBOR + 1.07%	)#	4/20/2031	500,000	490,987
BDS Ltd. 2021-FL10 A†	5.409% (1 Mo. LIBOR + 1.07%	)#	6/16/2036	200,000	193,206
BDS Ltd. 2022-FL11 ATS†	6.121% (1 Mo. Term SOFR + 1.80%	)#	3/19/2039	330,000	323,134
Benefit Street Partners CLO IV Ltd. 2014-IVA ARRR†	5.423% (3 Mo. LIBOR + 1.18%	)#	1/20/2032	250,000	245,775
BlueMountain Fuji US CLO I Ltd. 2017-1A A1R†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2029	249,479	244,906
BSPRT Issuer Ltd. 2021-FL7 A†	5.638% (1 Mo. LIBOR + 1.32%	)#	12/15/2038	240,000	230,708
Carlyle Global Market Strategies CLO Ltd. 2015-1A AR3†	5.223% (3 Mo. LIBOR + .98%	)#	7/20/2031	247,444	243,584
Carlyle US CLO Ltd. 2017-3A A1AR†	5.143% (3 Mo. LIBOR + .90%	)#	7/20/2029	247,837	244,530
Carlyle US CLO Ltd. 2019-1A A1AR†	5.323% (3 Mo. LIBOR + 1.08%	)#	4/20/2031	250,000	245,439
Cedar Funding X CLO Ltd. 2019-10A AR†	5.343% (3 Mo. LIBOR + 1.10%	)#	10/20/2032	250,000	245,042
Cedar Funding XI Clo Ltd. 2019-11A A1R†	5.786% (3 Mo. LIBOR + 1.05%	)#	5/29/2032	220,000	215,972
Cedar Funding XIV CLO Ltd. 2021-14A A†	5.179% (3 Mo. LIBOR + 1.10%	)#	7/15/2033	250,000	245,626
CIFC Funding II Ltd. 2013-2A A1L2†	5.194% (3 Mo. LIBOR + 1.00%	)#	10/18/2030	250,000	245,890
CoreVest American Finance Trust 2018-1 A†	3.804%		6/15/2051	241	240
Dell Equipment Finance Trust 2021-2 A2†	0.33%		12/22/2026	54,973	54,322
Dryden Senior Loan Fund 2017-47A A1R†	5.059% (3 Mo. LIBOR + .98%	)#	4/15/2028	236,427	234,203
Galaxy XIX CLO Ltd. 2015-19A A1RR†	5.275% (3 Mo. LIBOR + .95%	)#	7/24/2030	149,505	146,692

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Greystone CRE Notes Ltd. 2021-FL3 A†	5.338% (1 Mo. LIBOR + 1.02%	)#	7/15/2039	$170,000	$162,293
HGI CRE CLO Ltd. 2021-FL2 A†	5.326% (1 Mo. LIBOR + 1.00%	)#	9/17/2036	300,000	289,707
KKR CLO Ltd. 24 A1R†	5.323% (3 Mo. LIBOR + 1.08%	)#	4/20/2032	250,000	244,847
KKR CLO Ltd. 38A A1†	5.184% (3 Mo. Term SOFR + 1.32%	)#	4/15/2033	250,000	244,888
Lendmark Funding Trust 2021-2A A†	2.00%		4/20/2032	260,000	215,908
LFT CRE Ltd. 2021-FL1 B†	6.068% (1 Mo. LIBOR + 1.75%	)#	6/15/2039	200,000	194,573
LoanCore Issuer Ltd. 2019-CRE2 C†	6.318% (1 Mo. LIBOR + 2.00%	)#	5/15/2036	430,000	417,134
LoanCore Issuer Ltd. 2022-CRE7 A†	5.358% (1 Mo. SOFR + 1.55%	)#	1/17/2037	260,000	250,329
Madison Park Funding XI Ltd. 2013-11A AR2†	5.225% (3 Mo. LIBOR + .90%	)#	7/23/2029	242,246	237,718
Magnetite Xxix Ltd. 2021-29A A†	5.069% (3 Mo. LIBOR + .99%	)#	1/15/2034	250,000	245,314
Mariner Finance Issuance Trust 2021-BA A†	2.10%		11/20/2036	120,000	101,422
Mariner Finance Issuance Trust 2022-AA A	6.45%		10/20/2037	330,000	327,934
MF1 LLC 2022-FL9 A†	6.471% (1 Mo. Term SOFR + 2.15%	)#	6/19/2037	490,000	485,789
MF1 Ltd. 2021-FL7 A†	5.419% (1 Mo. LIBOR + 1.08%	)#	10/16/2036	240,000	230,246
MF1 Ltd. 2021-FL7 AS†	5.789% (1 Mo. LIBOR + 1.45%	)#	10/16/2036	230,000	217,938
MF1 Ltd. 2022-FL8 A†	5.176% (1 Mo. SOFR + 1.35%	)#	2/19/2037	450,000	433,742
Mountain View CLO LLC 2017-1A AR†	5.169% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	233,545	231,057
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	12,756	12,469
New Economy Assets Phase 1 Sponsor LLC 2021-1 A1†	1.91%		10/20/2061	130,000	110,084
OCP CLO Ltd. 2019-17A A1R†	5.283% (3 Mo. LIBOR + 1.04%	)#	7/20/2032	300,000	292,373
Octagon Investment Partners XIV Ltd. 2012-1A AARR†	5.029% (3 Mo. LIBOR + .95%	)#	7/15/2029	248,710	246,583
Octagon Investment Partners XVII Ltd. 2013-1A A1R2†	5.358% (3 Mo. LIBOR + 1.00%	)#	1/25/2031	250,000	247,028

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Octagon Investment Partners XXI Ltd. 2014-1A AAR3†	5.65% (3 Mo. LIBOR + 1.00%	)#	2/14/2031	$250,000	$245,923
Octane Receivables Trust 2021-1A A†	0.93%		3/22/2027	35,648	34,454
Octane Receivables Trust 2022-1A A2†	4.18%		3/20/2028	158,617	155,111
Octane Receivables Trust 2022-2A A†	5.11%		2/22/2028	167,428	165,477
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	100,000	98,078
OneMain Financial Issuance Trust 2021-1A A1†	1.55%		6/16/2036	140,000	119,379
OneMain Financial Issuance Trust 2022-3A A	5.94%		5/15/2034	245,000	244,237
Orange Lake Timeshare Trust 2019-A A†	3.06%		4/9/2038	14,061	13,329
Pagaya AI Debt Trust 2022-1 A†	2.03%		10/15/2029	261,002	250,691
PFS Financing Corp. 2020-E A†	1.00%		10/15/2025	136,000	131,154
PFS Financing Corp. 2020-G A†	0.97%		2/15/2026	108,000	101,958
Rad CLO 2 Ltd. 2018-2A AR†	5.159% (3 Mo. LIBOR + 1.08%	)#	10/15/2031	250,000	245,851
Rad CLO Ltd. 2020-7A A1†	5.279% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	250,000	245,084
Romark CLO Ltd. 2017-1A A2R†	5.975% (3 Mo. LIBOR + 1.65%	)#	10/23/2030	340,000	326,946
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	141,993	139,904
SCF Equipment Leasing LLC 2021-1A A3†	0.83%		8/21/2028	500,000	475,643
SCF Equipment Leasing LLC 2022-1A A3†	2.92%		7/20/2029	220,000	207,279
TCI-Flatiron CLO Ltd. 2018-1A ANR†	5.475% (3 Mo. LIBOR + 1.06%	)#	1/29/2032	250,000	245,261
TCW CLO Ltd. 2022 1A A1†	5.40% (3 Mo. Term SOFR + 1.34%	)#	4/22/2033	350,000	341,343
TICP CLO XIV Ltd. 2019-14A A1R†	5.323% (3 Mo. LIBOR + 1.08%	)#	10/20/2032	260,000	255,218
Upstart Securitization Trust 2021-2 A†	0.91%		6/20/2031	28,147	27,672
Upstart Securitization Trust 2021-5 A†	1.31%		11/20/2031	109,263	104,624
Verizon Master Trust 2022-7 A1A	5.23%		11/22/2027	210,000	211,325
Total					16,976,608

Student Loan 0.44%
Navient Private Education Refi Loan Trust 2020-FA A†	1.22%		7/15/2069	83,625	74,295
Navient Private Education Refi Loan Trust 2021-CA A†	1.06%		10/15/2069	210,292	178,974
Navient Private Education Refi Loan Trust 2022-A A†	2.23%		7/15/2070	195,414	169,826

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Student Loan (continued)
Nelnet Student Loan Trust 2021-A APT1†	1.36%		4/20/2062	$81,364	$72,071
Towd Point Asset Trust 2018-SL1 A†	4.989% (1 Mo. LIBOR + .60%	)#	1/25/2046	23,579	23,445
Total					518,611
Total Asset-Backed Securities (cost $31,270,276)					30,393,818

				Shares

COMMON STOCKS 0.00%

Banks
Sable Bighorn LLC (cost $0)				16	46	(a)

				Principal Amount

CORPORATE BONDS 47.59%

Aerospace/Defense 0.10%
Bombardier, Inc. (Canada)†(b)	7.125%		6/15/2026	$121,000	117,616

Agriculture 1.86%
BAT Capital Corp.	2.789%		9/6/2024	54,000	51,706
BAT Capital Corp.	3.222%		8/15/2024	832,000	801,638
Imperial Brands Finance plc (United Kingdom)†(b)	3.125%		7/26/2024	400,000	382,632
Imperial Brands Finance plc (United Kingdom)†(b)	6.125%		7/27/2027	400,000	398,719
Philip Morris International, Inc.	5.00%		11/17/2025	62,000	62,348
Philip Morris International, Inc.	5.125%		11/17/2027	151,000	152,370
Reynolds American, Inc.	4.45%		6/12/2025	14,000	13,709
Viterra Finance BV (Netherlands)†(b)	2.00%		4/21/2026	411,000	356,880
Total					2,220,002

Airlines 0.16%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(b)	3.875%		9/15/2024	9,408	9,343
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(b)	5.00%		6/15/2025	78,667	77,047
American Airlines Group, Inc.†	3.75%		3/1/2025	92,000	78,069
British Airways 2013-1 Class A Pass Through Trust (United Kingdom)†(b)	4.625%		12/20/2025	23,772	23,093
Total					187,552

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Apparel 0.03%
PVH Corp.	4.625%		7/10/2025	$38,000	$36,729

Auto Manufacturers 1.41%
Ford Motor Credit Co. LLC	5.584%		3/18/2024	200,000	197,810
General Motors Financial Co., Inc.	2.75%		6/20/2025	134,000	125,559
General Motors Financial Co., Inc.	2.90%		2/26/2025	54,000	51,190
General Motors Financial Co., Inc.	3.70%		5/9/2023	92,000	91,558
General Motors Financial Co., Inc.	3.95%		4/13/2024	140,000	137,311
General Motors Financial Co., Inc.	4.25%		5/15/2023	23,000	22,908
General Motors Financial Co., Inc.	5.10%		1/17/2024	132,000	131,531
Hyundai Capital America†	0.80%		4/3/2023	80,000	79,076
Hyundai Capital America†	0.80%		1/8/2024	160,000	152,272
Hyundai Capital America†	0.875%		6/14/2024	160,000	149,321
Hyundai Capital America†	1.00%		9/17/2024	47,000	43,454
Hyundai Capital America†	1.25%		9/18/2023	218,000	211,339
Hyundai Capital America†	1.30%		1/8/2026	75,000	65,672
Hyundai Capital America†	1.50%		6/15/2026	91,000	78,950
Hyundai Capital America†	5.875%		4/7/2025	137,000	137,652
Total					1,675,603

Auto Parts & Equipment 0.14%
Clarios Global LP/Clarios U.S. Finance Co.†	8.50%		5/15/2027	173,000	169,290

Banks 18.21%
AIB Group plc (Ireland)†(b)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	600,000	579,179
Australia & New Zealand Banking Group Ltd. (Australia)†(b)	4.40%		5/19/2026	200,000	192,265
Bank of America Corp.	0.523% (SOFR + 0.41%	)#	6/14/2024	151,000	147,435
Bank of America Corp.	0.981% (SOFR + 0.91%	)#	9/25/2025	37,000	34,078
Bank of America Corp.	1.197% (SOFR + 1.01%	)#	10/24/2026	31,000	27,591
Bank of America Corp.	1.319% (SOFR + 1.15%	)#	6/19/2026	89,000	80,223
Bank of America Corp.	1.53% (SOFR + 0.65%	)#	12/6/2025	78,000	71,995
Bank of America Corp.	2.456% (3 Mo. LIBOR + .87%	)#	10/22/2025	174,000	164,523

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Bank of America Corp.	3.384% (SOFR + 1.33%	)#	4/2/2026	$213,000	$203,604
Bank of America Corp.	3.55% (3 Mo. LIBOR + .78%	)#	3/5/2024	200,000	199,261
Bank of America Corp.	3.841% (SOFR + 1.11%	)#	4/25/2025	164,000	160,201
Bank of America Corp.	3.864% (3 Mo. LIBOR + .94%	)#	7/23/2024	246,000	243,826
Bank of America Corp.	3.95%		4/21/2025	157,000	152,932
Bank of America Corp.	4.00%		1/22/2025	248,000	242,929
Bank of America Corp.	4.948% (SOFR + 2.04%	)#	7/22/2028	168,000	164,354
Bank of Ireland Group plc (Ireland)†(b)	2.029% (1 Yr. Treasury CMT + 1.10%	)#	9/30/2027	200,000	169,133
Bank of Ireland Group PLC (Ireland)†(b)	6.253% (1 Yr. Treasury CMT + 2.65%	)#	9/16/2026	200,000	198,532
Bank of Montreal (Canada)(b)	3.70%		6/7/2025	135,000	131,123
Bank of Montreal (Canada)(b)	4.25%		9/14/2024	175,000	172,785
BankUnited, Inc.	4.875%		11/17/2025	364,000	358,725
Barclays plc (United Kingdom)(b)	3.932% (3 Mo. LIBOR + 1.61%	)#	5/7/2025	307,000	297,869
Barclays plc (United Kingdom)(b)	4.338% (3 Mo. LIBOR + 1.36%	)#	5/16/2024	200,000	198,638
BNP Paribas SA (France)†(b)	2.219% (SOFR + 2.07%	)#	6/9/2026	229,000	210,457
BPCE SA (France)†(b)	4.50%		3/15/2025	200,000	192,268
BPCE SA (France)†(b)	4.875%		4/1/2026	200,000	190,570
Canadian Imperial Bank of Commerce (Canada)(b)	3.945%		8/4/2025	169,000	165,225
Citigroup, Inc.	1.678% (SOFR + 1.67%	)#	5/15/2024	95,000	93,668
Citigroup, Inc.	3.106% (SOFR + 2.84%	)#	4/8/2026	743,000	703,940
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	233,000	226,054
Citigroup, Inc.	3.875%		3/26/2025	59,000	57,414
Citigroup, Inc.	4.044% (3 Mo. LIBOR + 1.02%	)#	6/1/2024	106,000	105,311
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	302,000	296,317
Citigroup, Inc.	4.40%		6/10/2025	403,000	395,922

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Citizens Bank NA	4.575% (SOFR + 2.00%	)#	8/9/2028	$250,000	$241,774
Citizens Bank NA	6.064%	#	10/24/2025	250,000	252,998
Credit Agricole SA (France)†(b)	4.375%		3/17/2025	435,000	420,568
Credit Suisse Group AG (Switzerland)†(b)	2.193% (SOFR + 2.04%	)#	6/5/2026	250,000	213,725
Danske Bank A/S (Denmark)†(b)	0.976% (1 Yr. Treasury CMT + .55%	)#	9/10/2025	200,000	182,722
Danske Bank A/S (Denmark)†(b)	1.621% (1 Yr. Treasury CMT + 1.35%	)#	9/11/2026	200,000	176,335
Danske Bank A/S (Denmark)†(b)	3.244% (3 Mo. LIBOR + 1.59%	)#	12/20/2025	400,000	374,665
Danske Bank A/S (Denmark)†(b)	4.298% (1 Yr. Treasury CMT + 1.75%	)#	4/1/2028	200,000	184,195
Danske Bank A/S (Denmark)†(b)	5.375%		1/12/2024	200,000	198,424
Discover Bank	3.35%		2/6/2023	600,000	598,913
Discover Bank	4.25%		3/13/2026	250,000	238,039
First-Citizens Bank & Trust Co.	2.969%		9/27/2025	250,000	236,517
First-Citizens Bank & Trust Co.	3.929% (SOFR + 3.83%	)#	6/19/2024	41,000	40,651
FNB Corp.	2.20%		2/24/2023	53,000	52,737
Goldman Sachs Group, Inc. (The)	0.657% (SOFR + 0.51%	)#	9/10/2024	151,000	145,308
Goldman Sachs Group, Inc. (The)	1.948% (SOFR + 0.91%	)#	10/21/2027	231,000	202,284
Goldman Sachs Group, Inc. (The)	2.64% (SOFR + 1.11%	)#	2/24/2028	75,000	66,886
Goldman Sachs Group, Inc. (The)	4.25%		10/21/2025	18,000	17,586
Goldman Sachs Group, Inc. (The)	4.482% (SOFR + 1.73%	)#	8/23/2028	152,000	145,930
Goldman Sachs Group, Inc. (The)	4.598% (SOFR + 0.70%	)#	1/24/2025	153,000	150,775
Goldman Sachs Group, Inc. (The)	5.442% (3 Mo. LIBOR + .75%	)#	2/23/2023	240,000	240,128
HSBC Holdings plc (United Kingdom)(b)	0.732% (SOFR + 0.53%	)#	8/17/2024	200,000	192,772
HSBC Holdings plc (United Kingdom)(b)	0.976% (SOFR + 0.71%	)#	5/24/2025	200,000	185,280
Huntington Bancshares, Inc.	4.443% (SOFR + 1.97%	)#	8/4/2028	73,000	69,652

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Huntington National Bank (The)	4.008% (SOFR + 1.21%	)#	5/16/2025	$250,000	$244,694
ING Groep NV (Netherlands)†(b)	4.70% (USD ICE 5 Yr. Swap rate + 1.94%	)#	3/22/2028	200,000	196,123
Intesa Sanpaolo SpA (Italy)†(b)	3.25%		9/23/2024	200,000	189,824
Intesa Sanpaolo SpA (Italy)†(b)	5.017%		6/26/2024	400,000	384,747
JPMorgan Chase & Co.	0.768% (SOFR + 0.49%	)#	8/9/2025	148,000	136,684
JPMorgan Chase & Co.	0.824% (SOFR + 0.54%	)#	6/1/2025	172,000	160,421
JPMorgan Chase & Co.	3.559% (3 Mo. LIBOR + .73%	)#	4/23/2024	301,000	299,055
JPMorgan Chase & Co.	3.797% (3 Mo. LIBOR + .89%	)#	7/23/2024	95,000	94,077
JPMorgan Chase & Co.	3.845% (SOFR + 0.98%	)#	6/14/2025	205,000	200,548
JPMorgan Chase & Co.	4.851% (SOFR + 1.99%	)#	7/25/2028	169,000	165,016
JPMorgan Chase & Co.	5.119% (SOFR + 0.92%	)#	2/24/2026	115,000	113,164
JPMorgan Chase & Co.	5.379% (SOFR + 1.18%	)#	2/24/2028	77,000	74,702
KeyBank NA	4.15%		8/8/2025	250,000	244,493
Lloyds Banking Group plc (United Kingdom)(b)	4.582%		12/10/2025	200,000	193,878
M&T Bank Corp.	4.553% (SOFR Index + 1.78%	)#	8/16/2028	94,000	91,788
Macquarie Group Ltd. (Australia)†(b)	1.201% (SOFR + 0.69%	)#	10/14/2025	76,000	69,794
Macquarie Group Ltd. (Australia)†(b)	1.34% (SOFR + 1.07%	)#	1/12/2027	65,000	56,719
Macquarie Group Ltd. (Australia)†(b)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	75,000	74,733
Macquarie Group Ltd. (Australia)†(b)	5.108% (SOFR + 2.21%	)#	8/9/2026	180,000	179,424
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	0.962% (1 Yr. Treasury CMT + .45%	)#	10/11/2025	200,000	184,022
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	4.788% (1 Yr. Treasury CMT + 1.70%	)#	7/18/2025	215,000	212,987
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	5.063% (1 Yr. Treasury CMT + 1.55%	)#	9/12/2025	200,000	198,707
Morgan Stanley	0.79% (SOFR + 0.53%	)#	5/30/2025	276,000	256,741

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
Morgan Stanley	0.791% (SOFR + 0.51%	)#	1/22/2025	$187,000	$176,987
Morgan Stanley	3.62% (SOFR + 1.16%	)#	4/17/2025	94,000	91,773
Morgan Stanley	3.737% (3 Mo. LIBOR + .85%	)#	4/24/2024	500,000	497,361
Morgan Stanley	6.138%	#	10/16/2026	270,000	276,053
NatWest Group plc (United Kingdom)(b)	4.269% (3 Mo. LIBOR + 1.76%	)#	3/22/2025	295,000	288,614
NatWest Group plc (United Kingdom)(b)	4.519% (3 Mo. LIBOR + 1.55%	)#	6/25/2024	200,000	198,179
NatWest Markets plc (United Kingdom)†(b)	0.80%		8/12/2024	200,000	185,416
Nordea Bank Abp (Finland)†(b)	3.60%		6/6/2025	200,000	193,182
Popular, Inc.	6.125%		9/14/2023	18,000	17,932
Royal Bank of Canada (Canada)(b)	3.97%		7/26/2024	83,000	81,844
Royal Bank of Canada (Canada)(b)	4.24%		8/3/2027	152,000	148,313
Royal Bank of Canada (Canada)(b)	6.00%		11/1/2027	80,000	83,541
Santander Holdings USA, Inc.	2.49% (SOFR + 1.25%	)#	1/6/2028	68,000	58,433
Santander Holdings USA, Inc.	5.807% (SOFR + 2.33%	)#	9/9/2026	60,000	59,608
Santander UK Group Holdings plc (United Kingdom)(b)	1.089% (SOFR + 0.79%	)#	3/15/2025	400,000	373,906
Santander UK Group Holdings plc (United Kingdom)(b)	2.469% (SOFR + 1.22%	)#	1/11/2028	200,000	171,057
Santander UK Group Holdings plc (United Kingdom)†(b)	4.75%		9/15/2025	200,000	190,758
Societe Generale SA (France)†(b)	2.226% (1 Yr. Treasury CMT + 1.05%	)#	1/21/2026	200,000	184,088
Standard Chartered plc (United Kingdom)†(b)	0.991% (1 Yr. Treasury CMT + .78%	)#	1/12/2025	400,000	378,067
Standard Chartered plc (United Kingdom)†(b)	1.214% (1 Yr. Treasury CMT + .88%	)#	3/23/2025	200,000	188,830
Toronto-Dominion Bank (The) (Canada)(b)	3.766%		6/6/2025	481,000	467,232
Toronto-Dominion Bank (The) (Canada)(b)	4.693%		9/15/2027	126,000	124,777
U.S. Bancorp	4.548% (SOFR + 1.66%	)#	7/22/2028	117,000	114,457
UBS AG (Switzerland)†(b)	5.125%		5/15/2024	600,000	593,486

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
UBS Group AG (Switzerland)†(b)	4.488% (1 Yr. Treasury CMT + 1.55%	)#	5/12/2026	$200,000	$195,653
UniCredit SpA (Italy)†(b)	7.83%		12/4/2023	350,000	353,704
Wells Fargo & Co.	4.54% (SOFR + 1.56%	)#	8/15/2026	161,000	157,934
Wells Fargo & Co.	4.808% (SOFR + 1.98%	)#	7/25/2028	169,000	165,340
Total					21,696,077

Beverages 0.14%
Constellation Brands, Inc.	3.60%		2/15/2028	173,000	160,629

Biotechnology 0.14%
Illumina, Inc.	5.75%		12/13/2027	84,000	85,195
Illumina, Inc.	5.80%		12/12/2025	84,000	84,663
Total					169,858

Chemicals 0.49%
Celanese US Holdings LLC	5.90%		7/5/2024	297,000	297,080
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	130,000	114,959
Nutrien Ltd.	5.95%		11/7/2025	168,000	171,602
Total					583,641

Commercial Services 0.49%
Global Payments, Inc.	2.65%		2/15/2025	36,000	33,899
Global Payments, Inc.	3.75%		6/1/2023	106,000	105,342
Global Payments, Inc.	4.95%		8/15/2027	178,000	172,953
Sabre GLBL, Inc.†	7.375%		9/1/2025	148,000	142,479
Triton Container International Ltd.†	0.80%		8/1/2023	103,000	99,425
Triton Container International Ltd.†	1.15%		6/7/2024	30,000	27,761
Total					581,859

Computers 0.67%
Dell International LLC/EMC Corp.	4.90%		10/1/2026	146,000	143,910
Dell International LLC/EMC Corp.	5.45%		6/15/2023	139,000	139,104
Dell International LLC/EMC Corp.	6.02%		6/15/2026	498,000	508,650
Total					791,664

Diversified Financial Services 3.33%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	1.75%		10/29/2024	150,000	138,034
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(b)	6.50%		7/15/2025	198,000	200,816

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Diversified Financial Services (continued)
Air Lease Corp.	4.25%		2/1/2024	$19,000	$18,681
Aircastle Ltd.	4.40%		9/25/2023	184,000	182,220
Aircastle Ltd.	5.00%		4/1/2023	107,000	106,838
Aircastle Ltd.†	5.25%		8/11/2025	113,000	108,785
Ally Financial, Inc.	1.45%		10/2/2023	23,000	22,303
Ally Financial, Inc.	3.875%		5/21/2024	232,000	225,953
Ally Financial, Inc.	5.125%		9/30/2024	272,000	269,493
Ally Financial, Inc.	5.75%		11/20/2025	103,000	99,889
American Express Co.	3.95%		8/1/2025	114,000	111,791
American Express Co.	5.85%		11/5/2027	91,000	94,897
Aviation Capital Group LLC†	1.95%		1/30/2026	53,000	46,196
Aviation Capital Group LLC†	3.875%		5/1/2023	92,000	91,264
Aviation Capital Group LLC†	5.50%		12/15/2024	109,000	107,154
Avolon Holdings Funding Ltd. (Ireland)†(b)	2.125%		2/21/2026	45,000	38,778
Avolon Holdings Funding Ltd. (Ireland)†(b)	4.25%		4/15/2026	42,000	38,123
Avolon Holdings Funding Ltd. (Ireland)†(b)	5.125%		10/1/2023	152,000	150,339
Avolon Holdings Funding Ltd. (Ireland)†(b)	5.25%		5/15/2024	152,000	149,057
Bread Financial Holdings, Inc.†	4.75%		12/15/2024	120,000	106,598
Bread Financial Holdings, Inc.†	7.00%		1/15/2026	129,000	112,951
Capital One Financial Corp.	4.166% (SOFR + 1.37%	)#	5/9/2025	96,000	93,823
Capital One Financial Corp.	4.963% (SOFR + 0.69%	)#	12/6/2024	240,000	235,485
Navient Corp.	5.50%		1/25/2023	194,000	193,985
Navient Corp.	5.875%		10/25/2024	144,000	139,579
Navient Corp.	6.125%		3/25/2024	165,000	161,906
Navient Corp.	7.25%		9/25/2023	46,000	46,106
Nuveen Finance LLC†	4.125%		11/1/2024	148,000	144,173
OneMain Finance Corp.	6.125%		3/15/2024	139,000	134,761
OneMain Finance Corp.	8.25%		10/1/2023	32,000	32,303
Park Aerospace Holdings Ltd. (Ireland)†(b)	4.50%		3/15/2023	145,000	144,653
Park Aerospace Holdings Ltd. (Ireland)†(b)	5.50%		2/15/2024	228,000	225,129
Total					3,972,063

Electric 3.75%
AES Corp. (The)†	3.30%		7/15/2025	433,000	409,021
Alexander Funding Trust†	1.841%		11/15/2023	217,000	207,948
American Electric Power Co., Inc.	2.031%		3/15/2024	184,000	177,496
American Electric Power Co., Inc.	5.75%		11/1/2027	70,000	71,975

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric (continued)
Ausgrid Finance Pty Ltd. (Australia)†(b)	3.85%		5/1/2023	$225,000	$223,883
Calpine Corp.†	5.25%		6/1/2026	72,000	68,699
Cleco Corporate Holdings LLC	3.743%		5/1/2026	264,000	249,569
Comision Federal de Electricidad (Mexico)†(b)	4.75%		2/23/2027	200,000	187,224
DTE Energy Co.	4.22%		11/1/2024	106,000	104,269
Duke Energy Corp.	2.65%		9/1/2026	73,000	67,520
Duke Energy Corp.	4.30%		3/15/2028	77,000	74,233
Duke Energy Corp.	5.00%		12/8/2025	45,000	44,953
Duke Energy Corp.	5.00%		12/8/2027	41,000	40,842
Evergy Missouri West, Inc.	5.15%		12/15/2027	182,000	181,655
Fells Point Funding Trust†	3.046%		1/31/2027	355,000	323,588
FirstEnergy Transmission LLC†	4.35%		1/15/2025	247,000	240,881
Jersey Central Power & Light Co.†	4.70%		4/1/2024	150,000	147,973
NextEra Energy Capital Holdings, Inc.	4.20%		6/20/2024	43,000	42,458
NextEra Energy Capital Holdings, Inc.	5.342% (SOFR Index + 1.02%	)#	3/21/2024	410,000	407,800
NRG Energy, Inc.†	3.75%		6/15/2024	235,000	226,467
OGE Energy Corp.	0.703%		5/26/2023	17,000	16,701
Pacific Gas and Electric Co.	3.15%		1/1/2026	258,645	240,615
Public Service Enterprise Group, Inc.	5.85%		11/15/2027	82,000	84,528
Southern Co. (The)	5.113%		8/1/2027	177,000	176,640
Vistra Operations Co. LLC†	3.55%		7/15/2024	350,000	335,889
Vistra Operations Co. LLC†	4.875%		5/13/2024	123,000	120,675
Total					4,473,502

Energy-Alternate Sources 0.09%
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%		1/15/2026	116,000	109,437

Entertainment 0.38%
Caesars Entertainment, Inc.†	6.25%		7/1/2025	43,000	41,869
Warnermedia Holdings, Inc.†	3.428%		3/15/2024	233,000	226,298
Warnermedia Holdings, Inc.†	3.638%		3/15/2025	115,000	109,455
Warnermedia Holdings, Inc.†	3.788%		3/15/2025	82,000	78,390
Total					456,012

Gas 0.69%
Atmos Energy Corp.	0.625%		3/9/2023	62,000	61,548
Brooklyn Union Gas Co. (The)†	4.632%		8/5/2027	118,000	112,761
National Fuel Gas Co.	5.50%		1/15/2026	211,000	210,155
National Fuel Gas Co.	7.395%		3/30/2023	25,000	25,026

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Gas (continued)
ONE Gas, Inc.	1.10%	3/11/2024	$337,000	$323,293
Southwest Gas Corp.	5.80%	12/1/2027	89,000	90,291
Total				823,074

Health Care-Products 0.15%
GE HealthCare Technologies, Inc.	5.60%	11/15/2025	182,000	183,316

Health Care-Services 0.65%
Centene Corp.	2.45%	7/15/2028	130,000	109,976
Centene Corp.	4.25%	12/15/2027	270,000	253,819
HCA, Inc.	5.00%	3/15/2024	29,000	28,847
HCA, Inc.	5.25%	4/15/2025	237,000	235,828
HCA, Inc.	5.25%	6/15/2026	18,000	17,806
HCA, Inc.	5.375%	2/1/2025	52,000	51,979
Humana, Inc.	5.75%	3/1/2028	74,000	75,694
Total				773,949

Home Builders 0.23%
Beazer Homes USA, Inc.	6.75%	3/15/2025	121,000	117,134
Lennar Corp.	4.875%	12/15/2023	81,000	80,645
Toll Brothers Finance Corp.	4.375%	4/15/2023	30,000	29,872
Toll Brothers Finance Corp.	4.875%	11/15/2025	45,000	44,025
Total				271,676

Housewares 0.07%
Newell Brands, Inc.	4.45%	4/1/2026	82,000	77,326

Insurance 2.15%
CNO Financial Group, Inc.	5.25%	5/30/2025	280,000	278,038
CNO Global Funding†	1.75%	10/7/2026	150,000	131,714
Equitable Financial Life Global Funding†	1.40%	7/7/2025	143,000	129,801
F&G Global Funding†	0.90%	9/20/2024	59,000	53,950
F&G Global Funding†	1.75%	6/30/2026	332,000	296,010
F&G Global Funding†	2.30%	4/11/2027	114,000	100,398
F&G Global Funding†	5.15%	7/7/2025	307,000	300,929
GA Global Funding Trust†	0.80%	9/13/2024	300,000	274,316
GA Global Funding Trust†	3.85%	4/11/2025	372,000	356,350
Jackson Financial, Inc.	5.17%	6/8/2027	68,000	67,105
Jackson National Life Global Funding†	1.75%	1/12/2025	150,000	139,328
Jackson National Life Global Funding	5.473%#	6/28/2024	245,000	245,101
Kemper Corp.	4.35%	2/15/2025	44,000	42,720
Metropolitan Life Global Funding I†	4.05%	8/25/2025	150,000	146,806
Total				2,562,566

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Internet 0.72%
Amazon.com, Inc.	4.55%	12/1/2027	$224,000	$223,664
Netflix, Inc.†	3.625%	6/15/2025	186,000	178,383
Netflix, Inc.	4.375%	11/15/2026	471,000	454,148
Total				856,195

Iron-Steel 0.09%
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(b)	8.75%	7/15/2026	114,000	108,270

Lodging 0.34%
Hyatt Hotels Corp.	1.30%	10/1/2023	194,000	188,635
Hyatt Hotels Corp.	1.80%	10/1/2024	57,000	53,447
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	4.25%	5/30/2023	164,000	161,887
Total				403,969

Machinery-Diversified 0.22%
CNH Industrial NV (United Kingdom)(b)	4.50%	8/15/2023	88,000	87,465
Granite US Holdings Corp.†	11.00%	10/1/2027	105,000	110,797
Westinghouse Air Brake Technologies Corp.	4.40%	3/15/2024	69,000	67,910
Total				266,172

Media 0.49%
AMC Networks, Inc.	4.75%	8/1/2025	35,000	26,661
AMC Networks, Inc.	5.00%	4/1/2024	139,000	130,208
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.00%	3/1/2023	181,000	180,325
Comcast Corp.	5.35%	11/15/2027	62,000	63,430
FactSet Research Systems, Inc.	2.90%	3/1/2027	61,000	55,462
Univision Communications, Inc.†	5.125%	2/15/2025	133,000	126,938
Total				583,024

Mining 1.37%
Alcoa Nederland Holding BV (Netherlands)†(b)	5.50%	12/15/2027	200,000	193,076
Alcoa Nederland Holding BV (Netherlands)†(b)	6.125%	5/15/2028	200,000	197,377
Anglo American Capital plc (United Kingdom)†(b)	3.625%	9/11/2024	200,000	193,644
Freeport Indonesia PT (Indonesia)†(b)	4.763%	4/14/2027	200,000	193,000
Freeport-McMoRan, Inc.	3.875%	3/15/2023	15,000	14,984
Freeport-McMoRan, Inc.	4.55%	11/14/2024	236,000	232,909
Glencore Funding LLC†	1.625%	4/27/2026	54,000	47,642
Glencore Funding LLC†	4.00%	3/27/2027	63,000	59,549
Glencore Funding LLC†	4.125%	5/30/2023	211,000	209,925
Glencore Funding LLC†	4.125%	3/12/2024	140,000	137,821
Glencore Funding LLC†	4.625%	4/29/2024	28,000	27,647
Kinross Gold Corp. (Canada)(b)	5.95%	3/15/2024	129,000	129,532
Total				1,637,106

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Miscellaneous Manufacturing 0.06%
Parker-Hannifin Corp.	3.65%	6/15/2024	$78,000	$76,363

Oil & Gas 3.49%
Aker BP ASA (Norway)†(b)	2.00%	7/15/2026	200,000	176,908
Callon Petroleum Co.	6.375%	7/1/2026	62,000	57,885
Chord Energy Corp.†	6.375%	6/1/2026	94,000	91,680
CNX Resources Corp.†	7.25%	3/14/2027	11,000	10,936
Continental Resources, Inc.†	2.268%	11/15/2026	128,000	111,073
Continental Resources, Inc.	3.80%	6/1/2024	241,000	234,748
Continental Resources, Inc.	4.375%	1/15/2028	209,000	191,839
Continental Resources, Inc.	4.50%	4/15/2023	245,000	244,969
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	234,000	226,286
Devon Energy Corp.	5.25%	10/15/2027	225,000	223,033
Devon Energy Corp.	8.25%	8/1/2023	110,000	111,519
EQT Corp.†	3.125%	5/15/2026	124,000	114,121
EQT Corp.	5.70%	4/1/2028	82,000	81,670
EQT Corp.	6.125%	2/1/2025	215,000	215,856
Gulfport Energy Corp.†	8.00%	5/17/2026	173,000	168,896
Laredo Petroleum, Inc.	9.50%	1/15/2025	185,000	182,632
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	222,000	213,464
Matador Resources Co.	5.875%	9/15/2026	208,000	200,287
Ovintiv Exploration, Inc.	5.375%	1/1/2026	250,000	247,785
PDC Energy, Inc.	5.75%	5/15/2026	54,000	51,635
PDC Energy, Inc.	6.125%	9/15/2024	29,000	28,885
Petroleos Mexicanos (Mexico)(b)	3.50%	1/30/2023	175,000	174,515
Petroleos Mexicanos (Mexico)(b)	6.875%	8/4/2026	236,000	223,420
Suncor Energy, Inc. (Canada)(b)	7.875%	6/15/2026	103,000	110,708
Tengizchevroil Finance Co. International Ltd. (Kazakhstan)†(b)	2.625%	8/15/2025	200,000	171,952
Viper Energy Partners LP†	5.375%	11/1/2027	130,000	123,660
W&T Offshore, Inc.†	9.75%	11/1/2023	172,000	169,226
Total				4,159,588

Oil & Gas Services 0.15%
Oceaneering International, Inc.	4.65%	11/15/2024	67,000	64,091
Weatherford International Ltd.†	11.00%	12/1/2024	108,000	110,568
Total				174,659

See Notes to Financial Statements.	25

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pharmaceuticals 0.86%
Bayer US Finance II LLC†	3.875%		12/15/2023	$200,000	$197,180
Bayer US Finance II LLC†	4.25%		12/15/2025	300,000	291,009
Bayer US Finance II LLC†	5.779% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	425,000	424,140
CVS Health Corp.	4.30%		3/25/2028	119,000	115,324
Total					1,027,653

Pipelines 1.31%
Buckeye Partners LP	3.95%		12/1/2026	181,000	162,221
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	166,000	167,122
DCP Midstream Operating LP	5.375%		7/15/2025	50,000	49,617
Energy Transfer LP	4.25%		3/15/2023	225,000	224,468
Energy Transfer LP	5.875%		1/15/2024	154,000	154,436
Kinder Morgan, Inc.	5.359% (3 Mo. LIBOR + 1.28%	)#	1/15/2023	110,000	109,999
NOVA Gas Transmission Ltd. (Canada)(b)	7.875%		4/1/2023	110,000	110,483
ONEOK, Inc.	7.50%		9/1/2023	116,000	117,313
Plains All American Pipeline LP/PAA Finance Corp.	3.60%		11/1/2024	94,000	90,949
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	150,000	150,117
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	6.50%		7/15/2027	173,000	174,379
Western Midstream Operating LP	5.041% (3 Mo. LIBOR + 1.10%	)#	1/13/2023	51,000	50,924
Total					1,562,028

Real Estate 0.20%
American Tower Corp.	3.60%		1/15/2028	261,000	240,331

REITS 1.37%
American Tower Corp.	1.60%		4/15/2026	202,000	179,830
American Tower Corp.	3.65%		3/15/2027	101,000	94,483
Brixmor Operating Partnership LP	3.65%		6/15/2024	113,000	109,588
EPR Properties	4.50%		6/1/2027	77,000	67,506
EPR Properties	4.75%		12/15/2026	206,000	185,365
GLP Capital LP/GLP Financing II, Inc.	5.375%		11/1/2023	77,000	76,858
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026	36,000	31,327
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025	37,000	35,890
Kite Realty Group Trust	4.00%		3/15/2025	72,000	68,549
VICI Properties LP/VICI Note Co., Inc.†	3.50%		2/15/2025	189,000	178,503
VICI Properties LP/VICI Note Co., Inc.†	3.75%		2/15/2027	78,000	70,931

26	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
REITS (continued)
VICI Properties LP/VICI Note Co., Inc.†	4.625%		6/15/2025	$118,000	$113,286
VICI Properties LP/VICI Note Co., Inc.†	5.625%		5/1/2024	297,000	294,664
Vornado Realty LP	2.15%		6/1/2026	46,000	38,927
Vornado Realty LP	3.50%		1/15/2025	97,000	90,564
Total					1,636,271

Retail 0.07%
Specialty Building Products Holdings LLC/SBP Finance Corp.†	6.375%		9/30/2026	107,000	86,321

Savings & Loans 0.17%
Nationwide Building Society (United Kingdom)†(b)	3.766% (3 Mo. LIBOR + 1.06%	)#	3/8/2024	200,000	198,918

Semiconductors 0.53%
Microchip Technology, Inc.	0.972%		2/15/2024	137,000	130,158
Microchip Technology, Inc.	2.67%		9/1/2023	229,000	224,790
Microchip Technology, Inc.	4.25%		9/1/2025	99,000	96,203
Microchip Technology, Inc.	4.333%		6/1/2023	125,000	124,487
Qorvo, Inc.†	1.75%		12/15/2024	58,000	53,491
Total					629,129

Software 0.30%
Fidelity National Information Services, Inc.	4.50%		7/15/2025	53,000	52,021
Oracle Corp.	2.30%		3/25/2028	150,000	130,186
Oracle Corp.	2.50%		4/1/2025	27,000	25,480
Oracle Corp.	5.80%		11/10/2025	64,000	65,504
Take-Two Interactive Software, Inc.	3.30%		3/28/2024	72,000	70,351
Take-Two Interactive Software, Inc.	3.55%		4/14/2025	8,000	7,706
Total					351,248

Telecommunications 0.45%
Altice France SA (France)†(b)	8.125%		2/1/2027	225,000	205,412
T-Mobile USA, Inc.	2.25%		2/15/2026	126,000	114,850
T-Mobile USA, Inc.	3.75%		4/15/2027	70,000	66,040
Verizon Communications, Inc.	2.10%		3/22/2028	174,000	151,315
Total					537,617

See Notes to Financial Statements.	27

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Trucking & Leasing 0.07%
Fortress Transportation and Infrastructure Investors LLC†	6.50%		10/1/2025	$89,000	$83,834
Total Corporate Bonds (cost $59,091,572)					56,712,137

FLOATING RATE LOANS(c) 3.06%

Commercial Services 0.23%
Moneygram International, Inc 2021 Term Loan B	8.884% (1 Mo. LIBOR + 4.50%	)	7/21/2026	279,155	279,023

Diversified Financial Services 0.19%
Cowen Inc Term Loan B	8.399% (6 Mo. LIBOR + 3.25%	)	3/24/2028	230,194	230,194

Electronics 0.15%
Maxar Technologies Ltd. 2022 Term Loan B	–	(d)	6/14/2029	179,549	179,629

Health Care Services 0.26%
WP CityMD Bidco LLC 2021 1st Lien Term Loan B	7.634% (1 Mo. LIBOR + 3.25%	)	12/22/2028	306,699	306,448

Lodging 0.11%
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	7.134% (1 Mo. LIBOR + 2.75%	)	12/23/2024	135,883	135,752

Media 0.60%
Charter Communications Operating, LLC 2019 Term Loan B1	6.14% (1 Mo. LIBOR + 1.75%	)	4/30/2025	714,546	712,424

Pharmaceuticals 0.25%
Horizon Therapeutics USA Inc. 2021 Term Loan B2	–	(d)	3/15/2028	299,239	299,319

Real Estate Investment Trusts 0.63%
American Tower Corporation 2021 First Lien Delayed Draw Term loan	5.563% (1 Mo. LIBOR + 1.13%	)	12/8/2023	134,564	133,891
Invitation Homes Operating Partnership LP 2020 Term Loan A	5.389% (3 Mo. LIBOR + 1.00%	)	1/31/2025	628,665	617,663
Total					751,554

Software 0.20%
Signify Health, LLC 2021 Term Loan B	–	(d)	6/22/2028	236,451	234,087

28	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Telecommunications 0.19%
CenturyLink, Inc. 2020 Term Loan A	6.384% (1 Mo. LIBOR + 2.00%	)	1/31/2025	$227,727	$223,126

Transportation 0.25%
XPO Logistics, Inc. 2018 Term Loan B	5.935% (1 Mo. LIBOR + 1.75%	)	2/24/2025	300,173	299,211
Total Floating Rate Loans (cost $3,669,881)					3,650,767

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.07%
Government National Mortgage Assoc. 2014-112 A	3.00%	#(e)	1/16/2048	2,810	2,532
Government National Mortgage Assoc. 2014-78 IO	0.007%	#(e)	3/16/2056	10,912	41
Government National Mortgage Assoc. 2017-23 AB	2.60%		12/16/2057	12,302	11,006
Government National Mortgage Assoc. 2017-44 AD	2.65%		11/17/2048	10,095	9,594
Government National Mortgage Assoc. 2017-53 B	2.75%		3/16/2050	29,958	27,026
Government National Mortgage Assoc. 2017-61 A	2.60%		8/16/2058	15,152	13,976
Government National Mortgage Assoc. 2017-76 AS	2.65%		11/16/2050	19,378	17,177
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $89,396)					81,352

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.54%
Federal Home Loan Bank Discount Notes	Zero Coupon		3/14/2023	594,000	589,003
Federal Home Loan Mortgage Corp.	2.893% (12 Mo. LIBOR + 1.84%	)#	6/1/2042	1,767	1,780
Federal Home Loan Mortgage Corp.	3.685% (12 Mo. LIBOR + 1.80%	)#	6/1/2041	4,213	4,285
Federal Home Loan Mortgage Corp.	4.142% (12 Mo. LIBOR + 1.89%	)#	12/1/2040	2,372	2,375
Federal National Mortgage Assoc.	2.509% (12 Mo. LIBOR + 1.81%	)#	4/1/2040	5,853	5,930
Federal National Mortgage Assoc.	3.108% (12 Mo. LIBOR + 1.78%	)#	10/1/2036	9,872	10,029
Federal National Mortgage Assoc.	3.711% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	2,148	2,181
Federal National Mortgage Assoc.	3.806% (12 Mo. LIBOR + 1.72%	)#	6/1/2042	1,971	2,010
Federal National Mortgage Assoc.	3.863% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	660	671

See Notes to Financial Statements.	29

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	3.876% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	$1,765	$1,814
Federal National Mortgage Assoc.	4.014% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	174	177
Federal National Mortgage Assoc.	4.05% (12 Mo. LIBOR + 1.81%	)#	1/1/2042	10,241	10,428
Federal National Mortgage Assoc.	4.062% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	287	291
Federal National Mortgage Assoc.	5.039% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	6,465	6,637
Federal National Mortgage Assoc.	5.481% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	1,071	1,103
Total Government Sponsored Enterprises Pass-Throughs (cost $639,711)					638,714

MUNICIPAL BONDS 0.02%

Government
State of Illinois IL GO (cost $27,936)	4.95%		6/1/2023	27,818	27,835

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 12.90%
Atrium Hotel Portfolio Trust 2017-ATRM A†	5.498% (1 Mo. LIBOR + .93%	)#	12/15/2036	100,000	97,410
Atrium Hotel Portfolio Trust 2018-ATRM B†	5.748% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	100,000	95,170
Atrium Hotel Portfolio Trust 2018-ATRM C†	5.968% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	100,000	94,195
Bayview MSR Opportunity Master Fund Trust 2021-INV4 A11†	4.371% (1 Mo. SOFR + 0.85%	)#	10/25/2051	372,937	338,448
BBCMS Mortgage Trust 2018-TALL A†	5.04% (1 Mo. LIBOR + .72%	)#	3/15/2037	200,000	185,160
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	77,472	75,421
BB-UBS Trust 2012-TFT B†	3.559%	#(e)	6/5/2030	100,000	90,166	(a)
BB-UBS Trust 2012-TFT C†	3.559%	#(e)	6/5/2030	100,000	86,220
Benchmark 2019-B12 Mortgage Trust TCA†	3.44%	#(e)	8/15/2052	203,000	187,741
Benchmark 2019-B12 Mortgage Trust TCB†	3.44%	#(e)	8/15/2052	225,000	203,199
BFLD 2019-DPLO F†	6.858% (1 Mo. LIBOR + 2.54%	)#	10/15/2034	250,000	235,446
BX Commercial Mortgage Trust 2019-XL A†	5.37% (1 Mo. Term SOFR + 1.03%	)#	10/15/2036	150,532	148,779
BX Commercial Mortgage Trust 2021-ACNT A†	5.168% (1 Mo. LIBOR + .85%	)#	11/15/2038	240,000	231,271

30	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust 2021-XL2 A†	5.007% (1 Mo. LIBOR + .69%	)#	10/15/2038	$528,228	$508,481
BX Trust 2021-ARIA E†	6.563% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	390,000	355,232
BX Trust 2022-LBA6 A†	5.336% (1 Mo. Term SOFR + 1.00%	)#	1/15/2039	610,000	590,384
BX Trust 2022-PSB A†	6.787% (1 Mo. Term SOFR + 2.45%	)#	8/15/2039	474,510	474,170
BXHPP Trust 2021-FILM A†	4.968% (1 Mo. LIBOR + .65%	)#	8/15/2036	280,000	262,417
BXHPP Trust 2021-FILM B†	5.218% (1 Mo. LIBOR + .90%	)#	8/15/2036	290,000	264,190
BXP Trust 2017-CQHP A†	5.168% (1 Mo. LIBOR + .85%	)#	11/15/2034	43,000	41,207
CFCRE Commercial Mortgage Trust 2016-C6 XA	1.093%	#(e)	11/10/2049	177,440	5,649
CFCRE Commercial Mortgage Trust 2016-C7 XA	0.66%	#(e)	12/10/2054	174,639	3,756
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	134,000	132,809
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	3,699	3,609
Citigroup Commercial Mortgage Trust 2015-GC31 XA	0.336%	#(e)	6/10/2048	876,538	6,218
COMM 2014-UBS5 Mortgage Trust XB1†	0.095%	#(e)	9/10/2047	2,000,000	4,924
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	200,000	174,957
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	95,288	81,969
Commercial Mortgage Pass-Through Certificates 2013-CR12 A3	3.765%		10/10/2046	40,926	40,461
Commercial Mortgage Pass-Through Certificates 2013-CR18 A5	3.828%		7/15/2047	170,000	165,012
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	7,731	7,664
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4	3.532%		8/10/2047	20,561	19,729
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	184,000	178,712
Commercial Mortgage Pass-Through Certificates 2015-PC1 XA†	0.406%	#(e)	7/10/2050	65,176	494
Commercial Mortgage Pass-Through Certificates 2016-CD1 XA	1.367%	#(e)	8/10/2049	46,451	1,653

See Notes to Financial Statements.	31

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust 2022-R08 1M1†	6.478% (1 Mo. SOFR + 2.55%	)#	7/25/2042	$278,485	$279,557
Credit Suisse Commercial Mortgage Securities Corp. 2017-MOON X†	Zero Coupon	#(e)	7/10/2034	28,539,482	1,495
Credit Suisse Mortgage Capital Certificates 2019-ICE4 A†	5.298% (1 Mo. LIBOR + .98%	)#	5/15/2036	434,000	429,464
Credit Suisse Mortgage Capital Certificates Trust 2014-USA X1†	0.54%	#(e)	9/15/2037	978,382	11,155
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	5.268% (1 Mo. LIBOR + .95%	)#	12/15/2030	50,000	48,035
Credit Suisse Mortgage Capital Certificates Trust 2021-ADV A†	5.718% (1 Mo. LIBOR + 1.40%	)#	7/15/2038	100,000	94,131
Credit Suisse Mortgage Capital Certificates Trust 2021-NQM3 A1†	1.015%	#(e)	4/25/2066	56,787	44,925
CSAIL Commercial Mortgage Trust 2016-C6 XA	1.863%	#(e)	1/15/2049	609,280	28,608
DBGS Mortgage Trust 2021-W52 A†	5.713% (1 Mo. LIBOR + 1.39%	)#	10/15/2036	160,000	150,654
DBGS Mortgage Trust 2021-W52 C†	6.618% (1 Mo. LIBOR + 2.30%	)#	10/15/2036	310,000	277,273
DBJPM Mortgage Trust 2016-C3 XA	1.424%	#(e)	8/10/2049	182,248	7,097
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	9,006	8,290
DBWF Mortgage Trust 2016-85T XA†	0.014%	#(e)	12/10/2036	3,140,000	5,859
DBWF Mortgage Trust 2018-GLKS C†	6.189% (1 Mo. LIBOR + 1.75%	)#	12/19/2030	200,000	191,991
EQUS Mortgage Trust 2021-EQAZ B†	5.418% (1 Mo. LIBOR + 1.10%	)#	10/15/2038	99,998	95,682
EQUS Mortgage Trust 2021-EQAZ C†	5.668% (1 Mo. LIBOR + 1.35%	)#	10/15/2038	99,998	95,208
Fontainebleau Miami Beach Trust 2019-FBLU A†	3.144%		12/10/2036	100,000	93,460
Fontainebleau Miami Beach Trust 2019-FBLU B†	3.447%		12/10/2036	100,000	93,338
Freddie Mac STACR REMIC Trust 2021-HQA3 M1†	4.778% (1 Mo. SOFR + 0.85%	)#	9/25/2041	110,031	105,143
Freddie Mac STACR REMIC Trust 2022-DNA4 M1A†	6.128% (1 Mo. SOFR + 2.20%	)#	5/25/2042	258,563	257,886
Freddie Mac STACR REMIC Trust 2022-HQA3 M1A†	6.228% (1 Mo. SOFR + 2.30%	)#	8/25/2042	239,359	239,238
Great Wolf Trust 2019-WOLF C†	5.951% (1 Mo. LIBOR + 1.63%	)#	12/15/2036	300,000	286,946

32	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp Trust 2017-485L XB†	0.111%	#(e)	2/10/2037	$1,590,000	$8,940
GS Mortgage Securities Corp Trust 2022-ECI A†	6.531% (1 Mo. Term SOFR + 2.19%	)#	8/15/2039	470,000	465,747
GS Mortgage Securities Corp. II 2012-BWTR A†	2.954%		11/5/2034	214,000	187,560
GS Mortgage Securities Corp. II 2021-ARDN A†	5.568% (1 Mo. LIBOR + 1.25%	)#	11/15/2036	630,000	610,997
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	100,000	93,425
GS Mortgage Securities Corp. Trust 2018-RIVR A†	5.268% (1 Mo. LIBOR + .95%	)#	7/15/2035	99,828	93,128
GS Mortgage Securities Corp. Trust 2019-SMP B†	5.818% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	500,000	484,279
GS Mortgage Securities Corp. Trust 2021-ROSS A†	5.468% (1 Mo. LIBOR + 1.15%	)#	5/15/2026	100,000	93,707
GS Mortgage Securities Corp. Trust 2021-ROSS H†	10.218% (1 Mo. LIBOR + 5.90%	)#	5/15/2026	100,000	82,389
GS Mortgage Securities Trust 2011-GC5 B†	5.154%	#(e)	8/10/2044	107,000	93,087
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(e)	4/10/2031	52,355	52,032
GS Mortgage Securities Trust 2013-GCJ14 A5	4.243%		8/10/2046	100,000	99,026
GS Mortgage Securities Trust 2014-GC18 A4	4.074%		1/10/2047	151,000	147,802
GS Mortgage Securities Trust 2015-GS1 XB	0.18%	#(e)	11/10/2048	1,082,000	6,322
HMH Trust 2017-NSS A†	3.062%		7/5/2031	100,000	94,400
HMH Trust 2017-NSS B†	3.343%		7/5/2031	100,000	95,320
HMH Trust 2017-NSS C†	3.787%		7/5/2031	100,000	94,300	(a)
HMH Trust 2017-NSS D†	4.723%		7/5/2031	100,000	93,313	(a)
HONO Mortgage Trust 2021-LULU A†	5.468% (1 Mo. LIBOR + 1.15%	)#	10/15/2036	100,000	95,408
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	179,000	150,993
Hudsons Bay Simon JV Trust 2015-HB7 XA7†	1.245%	#(e)	8/5/2034	1,000,000	138
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	2,011	1,999
Irvine Core Office Trust 2013-IRV A2†	3.173%	#(e)	5/15/2048	27,000	26,693

See Notes to Financial Statements.	33

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust 2020-MKST E†	6.818% (1 Mo. LIBOR + 2.25%	)#	12/15/2036	$420,000	$334,567
JPMBB Commercial Mortgage Securities Trust 2015-C30 XA	0.433%	#(e)	7/15/2048	711,938	6,568
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C26 XA	0.934%	#(e)	1/15/2048	621,559	8,292
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	200,000	92,833
JPMorgan Chase Commercial Mortgage Securities Trust 2016-JP4 XA	0.587%	#(e)	12/15/2049	782,919	13,419
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 XA	0.988%	#(e)	9/15/2050	888,277	28,513
JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON A†	3.735%		1/5/2031	243,000	242,785
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	5.768% (1 Mo. LIBOR + 1.45%	)#	4/15/2031	90,000	81,665
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	6.468% (1 Mo. LIBOR + 2.15%	)#	4/15/2031	24,000	21,590
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	6.868% (1 Mo. LIBOR + 2.55%	)#	4/15/2031	18,000	15,907
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON XA†	1.336%	#(e)	1/5/2034	3,332,000	28,489
JPMorgan Chase Commercial Mortgage Securities Trust 2020-ACE XA†	0.344%	#(e)	1/10/2037	9,368,548	67,465
KIND Trust 2021-KIND A†	5.268% (1 Mo. LIBOR + .95%	)#	8/15/2038	158,852	150,350
KKR Industrial Portfolio Trust 2021-KDIP A†	4.868% (1 Mo. LIBOR + .55%	)#	12/15/2037	31,244	30,222
Life Mortgage Trust 2022-BMR2 A1†	5.631% (1 Mo. Term SOFR + 1.30%	)#	5/15/2039	260,000	253,956
LoanCore Issuer Ltd. 2019-CRE3 AS†	5.688% (1 Mo. LIBOR + 1.37%	)#	4/15/2034	36,145	36,133
LSTAR Commercial Mortgage Trust 2016-4 XA†	1.697%	#(e)	3/10/2049	542,724	11,531
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	75,658	75,645
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	97,564	79,559
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 A4	4.198%	#(e)	8/15/2046	139,000	137,019

34	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA	0.554%	#(e)	7/15/2050	$359,964	$3,814
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31 XA	1.274%	#(e)	11/15/2049	813,047	29,449
Morgan Stanley Capital I Trust 2015-UBS8 ASB	3.626%		12/15/2048	6,776	6,578
Morgan Stanley Capital I Trust 2016-UB11 XB	0.883%	#(e)	8/15/2049	1,000,000	28,258
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	7,067	6,666
MTN Commercial Mortgage Trust 2022-LPFL A†	5.733% (1 Mo. Term SOFR + 1.40%	)#	3/15/2039	300,000	292,546
NYO Commercial Mortgage Trust 2021-1290 A†	5.413% (1 Mo. LIBOR + 1.10%	)#	11/15/2038	360,000	327,389
One New York Plaza Trust 2020-1NYP A†	5.268% (1 Mo. LIBOR + .95%	)#	1/15/2036	100,000	94,530
One New York Plaza Trust 2020-1NYP AJ†	5.568% (1 Mo. LIBOR + 1.25%	)#	1/15/2036	120,000	112,293
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	10,000	6,700
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	77,000	12,128
PFP Ltd. 2021-7 A†	5.168% (1 Mo. LIBOR + .85%	)#	4/14/2038	87,790	86,242
RBS Commercial Funding, Inc. Trust 2013-SMV A†	3.26%		3/11/2031	100,000	99,404
Ready Capital Mortgage Financing LLC 2021-FL6 A†	5.339% (1 Mo. LIBOR + .95%	)#	7/25/2036	133,749	127,993
SFO Commercial Mortgage Trust 2021-555 A†	5.468% (1 Mo. LIBOR + 1.15%	)#	5/15/2038	110,000	101,117
SG Commercial Mortgage Securities Trust 2019-787E X†	0.305%	#(e)	2/15/2041	4,149,000	76,751
Shops at Crystals Trust 2016-CSTL XB†	0.203%	#(e)	7/5/2036	1,000,000	7,121
SLIDE 2018-FUN XCP†	0.976%	#(e)	12/15/2020	1,508,151	15
SMRT 2022-MINI A†	5.336% (1 Mo. Term SOFR + 1.00%	)#	1/15/2039	610,000	589,637
UBS-BAMLL Trust 2012-WRM D†	4.238%	#(e)	6/10/2030	100,000	90,473	(a)
UBS-Barclays Commercial Mortgage Trust 2013-C5 XA†	0.775%	#(e)	3/10/2046	105,230	2
Verus Securitization Trust 2020-4 A1†	1.502%		5/25/2065	26,989	24,184
Verus Securitization Trust 2021-R2 A1†	0.918%	#(e)	2/25/2064	36,056	32,852
Verus Securitization Trust 2021-R3 A1†	1.02%	#(e)	4/25/2064	48,564	42,088

See Notes to Financial Statements.	35

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2015-C29 XB	0.014%	#(e)	6/15/2048	$2,000,000	$2,328
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA	0.655%	#(e)	9/15/2048	824,774	11,132
Wells Fargo Commercial Mortgage Trust 2016-BNK1 XA	1.716%	#(e)	8/15/2049	911,551	42,787
Total Non-Agency Commercial Mortgage-Backed Securities (cost $16,460,132)					15,379,748

U.S. TREASURY OBLIGATIONS 2.21%
U.S. Treasury Note	3.875%		11/30/2027	1,357,000	1,349,791
U.S. Treasury Note	3.875%		12/31/2027	1,291,000	1,283,738
Total U.S. Treasury Obligations (cost $2,635,292)					2,633,529
Total Long-Term Investments (cost $113,884,196)					109,517,946

SHORT-TERM INVESTMENTS 7.35%

COMMERCIAL PAPER 2.02%

Beverages 0.21%
Constellation Brands, Inc.	5.009%		1/4/2023	250,000	249,897

Electric 0.34%
Electricite de France SA	4.871%		1/5/2023	404,000	403,785

Electronics 0.43%
JABIL, Inc.	5.339%		1/9/2023	250,000	249,706
JABIL, Inc.	5.339%		1/9/2023	267,000	266,691
Total					516,397

Health Care-Services 0.72%
CATHOLIC HLTH INTS	5.503%		1/24/2023	866,000	863,012

Home Furnishings 0.32%
Leggett & Platt, Inc.	4.697%		1/3/2023	375,000	374,904
Total Commercial Paper (cost $2,407,995)					2,407,995

U.S. TREASURY OBLIGATIONS 3.54%
U.S. Treasury Bill	4.51%		4/11/2023	2,269,000	2,242,131
U.S. Treasury Bill	4.23%		2/21/2023	1,981,000	1,969,806
Total U.S. Treasury Obligations (cost $4,210,825)					4,211,937

36	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Principal Amount	Fair Value
REPURCHASE AGREEMENTS 1.79%
Repurchase Agreement dated 12/30/2022, 2.050% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $2,169,000 of U.S. Treasury Note at 4.275% due 4/30/2024; value: $2,179,533; proceeds: $2,137,215 (cost $2,136,729)	$2,136,729	$2,136,729
Total Short-Term Investments (cost $8,755,549)		8,756,661
Total Investments in Securities 99.24% (cost $122,639,745)		118,274,607
Other Assets and Liabilities – Net(f) 0.76%		905,451
Net Assets 100.00%		$119,180,058

CMT	Constant Maturity Rate.
ICE	Intercontinental Exchange.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2022, the total value of Rule 144A securities was $57,597,563, which represents 48.33% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2022.
(a)	Level 3 Investment as described in Note 2(o) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Foreign security traded in U.S. dollars.
(c)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2022.
(d)	Interest Rate to be determined.
(e)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(f)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts and swaps as follows:

Centrally Cleared Consumer Price Index (“CPI”) Swaps at December 31, 2022:

Swap Counterparty	Payments to be Made By The Fund at Termination Date	Payments to be Received By The Fund at Termination Date	Termination Date	Notional Amount	Value/Unrealized Appreciation
Goldman Sachs	2.399%	CPI Urban Consumer NSA	10/4/2023	$602,340	$2,205
Goldman Sachs	4.145%	CPI Urban Consumer NSA	4/15/2024	581,000	1,626
Total Unrealized Appreciation on Centrally Cleared CPI Swaps					$3,831

See Notes to Financial Statements.	37

Schedule of Investments (concluded)

December 31, 2022

Futures Contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Notes	March 2023	246	Long	$50,389,087	$50,449,219	$60,132
U.S. 5-Year Treasury Notes	March 2023	83	Short	(8,976,470)	(8,958,164)	18,306
Total Unrealized Appreciation on Futures Contracts						$78,438

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$30,393,818	$–	$30,393,818
Common Stocks	–	–	46	46
Corporate Bonds	–	56,712,137	–	56,712,137
Floating Rate Loans	–	3,650,767	–	3,650,767
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	81,352	–	81,352
Government Sponsored Enterprises Pass-Throughs	–	638,714	–	638,714
Municipal Bonds	–	27,835	–	27,835
Non-Agency Commercial Mortgage-Backed Securities	–	15,011,496	368,252	15,379,748
U.S. Treasury Obligations	–	2,633,529	–	2,633,529
Short-Term Investments
Commercial Paper	–	2,407,995	–	2,407,995
U.S. Treasury Obligations	–	4,211,937	–	4,211,937
Repurchase Agreements	–	2,136,729	–	2,136,729
Total	$–	$117,906,309	$368,298	$118,274,607
Other Financial Instruments
Centrally Cleared CPI Swap Contracts
Assets	$–	$3,831	$–	$3,831
Liabilities	–	–	–	–
Futures Contracts
Assets	78,438	–	–	78,438
Liabilities	–	–	–	–
Total	$78,438	$3,831	$–	$82,269

(1)	Refer to Note 2(o) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

38	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value (cost $122,639,745)	$118,274,607
Cash	499,023
Deposits with brokers for futures collateral	278,128
Receivables:
Investment securities sold	1,627,934
Interest	816,257
Capital shares sold	44,724
Variation margin for centrally cleared swap agreements	1,027
Prepaid expenses	350
Total assets	121,542,050
LIABILITIES:
Payables:
Investment securities purchased	2,022,932
Transfer agent fees	175,145
Capital shares reacquired	46,716
Management fee	35,019
Variation margin for futures contracts	19,048
Directors’ fees	8,309
Fund administration	4,002
Accrued expenses	50,821
Total liabilities	2,361,992
NET ASSETS	$119,180,058
COMPOSITION OF NET ASSETS:
Paid-in capital	$133,772,161
Total distributable earnings (loss)	(14,592,103)
Net Assets	$119,180,058
Outstanding shares (200 million shares of common stock authorized, $.001 par value)	9,173,126
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$12.99

See Notes to Financial Statements.	39

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Interest and other	$3,525,580
Expenses:
Management fee	418,295
Non 12b-1 service fees	298,786
Shareholder servicing	138,945
Professional	52,041
Fund administration	47,805
Reports to shareholders	19,108
Custody	12,014
Directors’ fees	2,132
Other	17,785
Gross expenses	1,006,911
Expense reductions (See Note 9)	(1,552)
Fees waived and expenses reimbursed (See Note 3)	(12,014)
Net expenses	993,345
Net investment income	2,532,235
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(1,844,784)
Net realized gain (loss) on futures contracts	(2,536,170)
Net realized gain (loss) on swap contracts	(23,148)
Net change in unrealized appreciation/depreciation on investments	(4,426,733)
Net change in unrealized appreciation/depreciation on futures contracts	117,529
Net change in unrealized appreciation/depreciation on swap contracts	3,831
Net realized and unrealized gain (loss)	(8,709,475)
Net Decrease in Net Assets Resulting From Operations	$(6,177,240)

40	See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended December 31, 2022

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$2,532,235	$1,600,363
Net realized gain (loss) on investments, futures contracts and swaps	(4,404,102)	702,485
Net change in unrealized appreciation/depreciation on investments, futures contracts and swaps	(4,305,373)	(1,609,810)
Net increase (decrease) in net assets resulting from operations	(6,177,240)	693,038
Distributions to shareholders:	(3,457,341)	(2,684,842)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	47,716,359	47,706,154
Reinvestment of distributions	3,457,341	2,684,842
Cost of shares reacquired	(42,918,177)	(35,940,692)
Net increase in net assets resulting from capital share transactions	8,255,523	14,450,304
Net increase (decrease) in net assets	(1,379,058)	12,458,500
NET ASSETS:
Beginning of year	$120,559,116	$108,100,616
End of year	$119,180,058	$120,559,116

See Notes to Financial Statements.	41

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
12/31/2022	$14.09	$0.29	$(1.00)	$(0.71)	$(0.39)	$12.99
12/31/2021	14.31	0.20	(0.10)	0.10	(0.32)	14.09
12/31/2020	14.27	0.29	0.15	0.44	(0.40)	14.31
12/31/2019	14.05	0.38	0.33	0.71	(0.49)	14.27
12/31/2018	14.38	0.36	(0.20)	0.16	(0.49)	14.05

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

42	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
(5.06)	0.83	0.84	2.12	$119,180	71
0.63	0.81	0.83	1.40	120,559	66
3.13	0.84	0.86	2.04	108,101	79
5.06	0.88	0.90	2.66	100,107	56
1.15	0.83	0.92	2.48	79,197	65

See Notes to Financial Statements.	43

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2022. This report covers Short Duration Income Portfolio (the “Fund”).

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations

44

Notes to Financial Statements (continued)

and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on

45

Notes to Financial Statements (continued)

the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(j)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase

46

Notes to Financial Statements (continued)

a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(k)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2022, the Fund did not have reverse repurchase agreements.

(l)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments, if any, on the Statement of Assets and Liabilities represent mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2022, the Fund did not have loan commitments.

47

Notes to Financial Statements (continued)

(m)	Inflation-Linked Derivatives–The Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

(n)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a

48

Notes to Financial Statements (continued)

positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(o)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 -	unadjusted quoted prices in active markets for identical investments;

•	Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

49

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $1 billion	.35%
Next $1 billion	.30%
Over $2 billion	.25%

For the fiscal year ended December 31, 2022, the effective management fee, net of any applicable waivers, was at an annualized rate of .35% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $12,014 of fund administration fees during the fiscal year ended December 31, 2022.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and December 31, 2021 was as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$3,457,341	$2,684,842
Total distributions paid	$3,457,341	$2,684,842

50

Notes to Financial Statements (continued)

As of December 31, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed ordinary income – net	$27,714
Total undistributed earnings	27,714
Capital loss carryforwards*	(8,090,160)
Temporary differences	(8,539)
Unrealized losses – net	(6,521,118)
Total accumulated losses – net	$(14,592,103)

*	The capital losses will carry forward indefinitely.

As of December 31, 2022, the aggregate unrealized security gains (losses) on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$124,877,994
Gross unrealized gain	179,622
Gross unrealized loss	(6,700,740)
Net unrealized security gain (loss)	$(6,521,118)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, amortization of premium and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$17,125,761	$65,875,143	$17,384,083	$62,468,340

*	Includes U.S. Government sponsored enterprise securities.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund engaged in cross-trade purchases of $1,700,112.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2022 (as described in note 2(h)) to hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into CPI swaps for the fiscal year ended December 31, 2022 (as described in Note 2(m)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is minimal counterparty credit risk to the Fund since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

51

Notes to Financial Statements (continued)

The Fund entered into credit default swaps for the fiscal year ended December 31, 2022 (as described in Note 2(n)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(1)	$–	$3,831
Futures Contracts(2)	78,438	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin reported is within the Statement of Assets and Liabilities.

Transactions in derivative instruments for the for the fiscal year ended December 31, 2022, were as follows:

	Inflation Linked/ Interest Rate Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(1)	–		$(23,148)
Futures Contracts(2)	$(2,536,170)	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swaps(3)	3,831	–
Futures Contracts(4)	117,529	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(5)	$364,105	–
Credit Default Swaps Contracts(5)	–	–	(7)
Futures Contracts(6)	269	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended December 31, 2022.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(5)	Amount represents notional amounts in U.S. dollars.
(6)	Amount represents number of contracts.
(7)	Contract less than $1.

52

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$2,136,729	$ –	$2,136,729
Total	$2,136,729	$ –	$2,136,729

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$2,136,729	$ –	$ –		$(2,136,729)	$ –
Total	$2,136,729	$ –	$ –		$(2,136,729)	$ –
(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

53

Notes to Financial Statements (continued)

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the

54

Notes to Financial Statements (continued)

market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after

55

Notes to Financial Statements (concluded)

June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, its performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bilateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie

56

Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares sold	3,523,305	3,310,929
Reinvestment of distributions	265,541	190,685
Shares reacquired	(3,174,205)	(2,495,844)
Increase	614,641	1,005,770

57

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Income Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Short Duration Income Portfolio of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 14, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

58

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019	Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

59

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021	Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021	Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017	Principal Occupation: Chair of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

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Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

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Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

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Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

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This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Series Fund, Inc. Short Duration Income Portfolio	SFSDI-PORT-2 (02/23)

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Series Fund—Total Return Portfolio

For the fiscal year ended December 31, 2022

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

27	Statement of Assets and Liabilities

28	Statement of Operations

29	Statements of Changes in Net Assets

30	Financial Highlights

32	Notes to Financial Statements

47	Report of Independent Registered Public Accounting Firm

48	Supplemental Information to Shareholders

Lord Abbett Series Fund — Total Return Portfolio
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Series Fund - Total Return Portfolio for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned –14.05%, reflecting performance at the net asset value (NAV) of Class VC shares with all distributions reinvested, compared to its benchmark, the Bloomberg U.S. Aggregate Bond Index*, which returned –13.01% over the same period.

The twelve-month period ending December 31, 2022, introduced meaningful headwinds for U.S. markets that led to selloffs in virtually all asset classes. The major risks over the period were inflationary pressures, which reached multi-decade highs, and the most rapid pace of interest rate hikes implemented in history by the U.S. Federal Reserve (Fed). Rates spiked across the U.S. yield curve as a result, with U.S. Treasury yields at almost all maturities reaching their highest levels in years. Other notable challenges for markets included supply chain dislocations and labor shortages influenced in part by the Omicron variant of COVID-19, as well as escalating geopolitical tensions headlined by Russia’s invasion of Ukraine.

The surge in rates over the year caused softness in both major fixed income and equity indices. Equities fared the worst amid the sell-off, with the S&P 500 Index1

1

returning –18.11% and experiencing its worst year since the Global Financial Crisis (GFC). The tech-heavy NASDAQ2 also logged its worst year since 2008, declining –32.54% as growth-related stocks in semiconductor and software sectors suffered in the face of inflationary pressures. Within fixed income, higher rates caused underperformance in longer duration bonds. These included U.S. Treasuries3 and investment grade bonds4 which returned –12.46% and –15.76% over the period, respectively. However, high yield bond5 and leveraged loan6 indexes outperformed the investment grade index for the period because of their lower duration profiles. Notably, high yield bonds and leveraged loans returned –11.21% and –1.06%, respectively, outperforming higher quality bonds despite recessionary fears in the U.S. economy contributing to wider spreads. Leveraged loans in particular were able to significantly outperform relative to other assets given their insulation from rate volatility due to their floating-rate coupons.

Inflationary concerns began to take focus towards the end of 2021 before becoming a dominant storyline in 2022. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate intensified in the beginning of the year as inflation readings continued as climb throughout the first half of 2022, with CPI peaking at 9.1% year-over-year in June. The surge in prices was due primarily to an imbalance between supply and demand dynamics across multiple industries, including energy, food, and used cars.

Inflationary pressures throughout the period were most evident in energy costs, which rose more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine as Russia had been a large exporter of oil and certain minerals. Various sanctions were instilled on Russia from Western nations in response to their aggression towards Ukraine, which contributed to surging prices. Crude oil specifically reached over $100 per barrel, the highest value since 2014.

The Fed pivoted towards a much more hawkish stance on monetary policy during the period given the surge in inflation. After remaining mostly consistent in its messaging around expectations that price pressures would be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25-basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Five additional rate hikes followed in the succeeding months, one of 50 bps, and

2

four consecutive hikes of 75 bps and an additional one of 50 bps as inflation prints continued to come mostly in hotter than expected, resulting in a federal funds rate at a range of 4.25%–4.50% by the end of 2022. Bond yields shot up amid this aggressive policy, leading to a bearish curve flattening and ultimately periods of significant yield curve inversion, with the spread between the 2-year and 10-year Treasury yields hitting its most negative level in more than 40 years.

Key macroeconomic indicators trended lower throughout the period. Most notably, the U.S. reported real GDP decline of –1.6% in the first quarter of 2022 and –0.9% in the second quarter before returning to growth in the third quarter. Worries of an impending recession resulted in consumer sentiment dropping to levels worse than during the height of the COVID-19 pandemic and the GFC of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. One of the most positive developments seemed to be the traction behind the peak inflation narrative, which gained momentum in the fourth quarter from lower-than-expected CPI prints in both October and November. In addition, energy prices retracted from their multi-year highs, rent prices began to stabilize, and wage growth showed signs of softening. Job growth also remained strong in the period, and the U.S. national unemployment rate continued to hover around pre-COVID lows. Companies also cited relatively stable demand in both second and third quarter earnings seasons as consumers remained resilient despite higher prices. Separately, labor shortages eased, and supply chain frictions moderated, providing added benefits for companies managing generally higher input costs.

For the twelve-month period ended December 31, 2022, the Fund’s underweight position to duration versus the benchmark was the largest contributor to relative performance as interest rates sold off and interest rate sensitive bonds were negatively affected.

Also contributing to relative performance was an off-benchmark allocation to asset-backed securities (ABS). The short-term, high quality ABS allocation outperformed the broader benchmark over the period as the sector was better insulated against rising interest rates than other fixed income sectors with longer duration profiles.

Another contributor to relative performance over the period was security selection within agency mortgage-backed securities (MBS). Specifically, our focus on higher coupon agency MBS benefitted relative performance as higher carry offset some of the principal losses driven by rate volatility.

The largest detractor from relative performance over the period was an overweight to high yield credit. High yield credit underperformed the Fund’s

3

benchmark on a duration-adjusted basis, as investors weighed the risks of owning lower quality companies amidst rising interest rates and higher financing costs.

Also detracting from relative performance was security selection within commercial mortgage-backed securities (CMBS) and investment-grade corporate credit.

Another detractor from relative performance was the Fund’s allocation to collateralized loan obligations (CLO) and commercial mortgage-backed securities (CMBS) which underperformed the Fund’s benchmark as increased market volatility and liquidity concerns acted as headwinds.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

* The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

1 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

2 The Nasdaq Composite Index is the market capitalization-weighted index of over 2,500 common equities listed on the Nasdaq stock exchange.

3 As represented by the U.S. Treasury component of the Bloomberg U.S. Government Index as of 12/31/2022.

4 As represented by the Bloomberg US Corp Investment Grade Index as of 12/31/2022.

5 As represented by the ICE BofA U.S. High Yield Constrained Index as of 12/31/2022.

6 As represented by the Credit Suisse Leveraged Loan Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted.

The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

The Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies.

4

Investment Comparison

Below is a comparison of a $10,000 investment in Class VC shares with the same investment in the Bloomberg U.S. Aggregate Bond® Index and the Barclays U.S. Universal Index, assuming reinvestment of all dividends and distributions. The Fund’s shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The line graph comparison does not reflect the sales charges or other expenses of these contracts. If those sales charges and expenses were reflected, returns would be lower. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund were waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Class VC	-14.05%	-0.23%	1.10%

1   Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

5

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; expenses related to the Fund’s services arrangements with certain insurance companies; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

The Example reflects only expenses that are deducted from the assets of the Fund. Fees and expenses, including sales charges applicable to the various insurance products that invest in the Fund, are not reflected in this Example. If such fees and expenses were reflected in the Example, the total expenses shown would be higher. Fees and expenses regarding such variable insurance products are separately described in the prospectus related to those products.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 – 12/31/22
Class VC
Actual	$1,000.00	$972.00	$3.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62

†	Net expenses are equal to the Fund’s annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Asset Backed Securities	14.28%
Basic Materials	1.36%
Communications	3.70%
Consumer Cyclical	1.43%
Consumer Non-cyclical	6.67%
Energy	4.06%
Financials	12.31%
Foreign Government	3.64%
Industrials	0.65%
Mortgage–Backed Securities	5.41%
Technology	1.06%
U.S. Government	39.49%
Utilities	4.10%
Repurchase Agreements	1.84%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

7

Schedule of Investments

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 107.94%

ASSET-BACKED SECURITIES 15.82%

Automobiles 5.22%
Avid Automobile Receivables Trust 2019-1 C†	3.14%	7/15/2026	$436,696	$434,518
Carvana Auto Receivables Trust NP1 2020-N1A E†	5.20%	7/15/2027	1,500,000	1,383,035
CPS Auto Receivables Trust 2019-B E†	5.00%	3/17/2025	575,000	573,402
CPS Auto Receivables Trust 2020-C C†	1.71%	8/17/2026	214,688	213,340
Exeter Automobile Receivables Trust 2018-3A E†	5.43%	8/15/2024	1,940,000	1,937,497
Exeter Automobile Receivables Trust 2020-2A E†	7.19%	9/15/2027	2,380,000	2,375,240
First Investors Auto Owner Trust 2021-1A E†	3.35%	4/15/2027	1,000,000	880,430
Flagship Credit Auto Trust 2018-3 E†	5.28%	12/15/2025	1,425,000	1,395,601
Flagship Credit Auto Trust 2018-4 E†	5.51%	3/16/2026	1,675,000	1,630,525
Flagship Credit Auto Trust 2021-1 A†	0.31%	6/16/2025	139,267	138,557
Flagship Credit Auto Trust 2022-3 A3†	4.55%	4/15/2027	2,010,000	1,980,117
GM Financial Automobile Leasing Trust 2022-2 A2	2.93%	10/21/2024	2,655,656	2,625,420
Hertz Vehicle Financing III LP 2021-2A A†	1.68%	12/27/2027	1,669,000	1,455,599
Santander Consumer Auto Receivables Trust 2020-BA C†	1.29%	4/15/2026	2,081,000	2,006,310
Santander Consumer Auto Receivables Trust 2021-AA E†	3.28%	3/15/2027	1,386,000	1,249,474
Santander Drive Auto Receivables Trust 2020-3 D	1.64%	11/16/2026	2,350,000	2,253,683
Santander Drive Auto Receivables Trust 2022-5 C	4.74%	10/16/2028	2,055,000	1,988,259
Santander Drive Auto Receivables Trust 2022-6 C	4.96%	11/15/2028	2,310,000	2,236,074
Westlake Automobile Receivables Trust 2019-2A D†	3.20%	11/15/2024	703,522	702,071
Westlake Automobile Receivables Trust 2020-3A E†	3.34%	6/15/2026	1,450,000	1,390,562
Westlake Automobile Receivables Trust 2021-1A E†	2.33%	8/17/2026	1,850,000	1,699,395
Total				30,549,109

Credit Card 1.06%
American Express Credit Account Master Trust 2022-3 A	3.75%	8/15/2027	1,350,000	1,320,816
BA Credit Card Trust 2022-A2 A2	5.00%	4/17/2028	2,820,000	2,849,799
Discover Card Execution Note Trust 2022-A3 A3	3.56%	7/15/2027	2,085,000	2,025,805
Total				6,196,420

Home Equity 0.00%
New Century Home Equity Loan Trust 2005-A A6	4.694%	8/25/2035	2,787	2,634

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other 9.51%
Apidos CLO XXVI 2017-26A A2R†	5.694% (3 Mo. LIBOR + 1.50%	)#	7/18/2029	$570,000	$553,348
Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL2 E†	7.268% (1 Mo. LIBOR + 2.95%	)#	5/15/2036	330,000	302,596
Ares XL CLO Ltd. 2016-40A A1RR†	4.949% (3 Mo. LIBOR + .87%	)#	1/15/2029	759,420	751,021
Avant Loans Funding Trust 2022-REV1 A†	6.54%		9/15/2031	2,765,000	2,702,184
Bain Capital Credit CLO 2019-2A AR†	5.179% (3 Mo. LIBOR + 1.10%	)#	10/17/2032	1,690,000	1,654,227
Barings CLO Ltd. 2019-3A A1R†	5.313% (3 Mo. LIBOR + 1.07%	)#	4/20/2031	2,000,000	1,963,946
Carlyle US CLO Ltd. 2019-1A A1AR†	5.323% (3 Mo. LIBOR + 1.08%	)#	4/20/2031	1,330,000	1,305,736
Carlyle US CLO Ltd. 2021-1A A1†	5.219% (3 Mo. LIBOR + 1.14%	)#	4/15/2034	2,860,000	2,781,863
CIFC Funding I Ltd. 2021-1A A1†	5.468% (3 Mo. LIBOR + 1.11%	)#	4/25/2033	2,690,000	2,651,361
CIFC Funding V Ltd. 2014-5A A1R2†	5.279% (3 Mo. LIBOR + 1.20%	)#	10/17/2031	640,000	632,132
Dryden Senior Loan Fund 2017-47A BR†	5.549% (3 Mo. LIBOR + 1.47%	)#	4/15/2028	1,990,000	1,938,279
Goldentree Loan Opportunities X Ltd. 2015-10A AR†	5.363% (3 Mo. LIBOR + 1.12%	)#	7/20/2031	750,000	741,357
HGI CRE CLO Ltd. 2021-FL1 C†	6.026% (1 Mo. LIBOR + 1.70%	)#	6/16/2036	1,150,000	1,071,017
Lending Funding Trust 2020-2A A†	2.32%		4/21/2031	1,840,000	1,604,041
Lendmark Funding Trust 2021-1A A†	1.90%		11/20/2031	1,400,000	1,190,397
Lendmark Funding Trust 2021-2A D†	4.46%		4/20/2032	650,000	477,841
LoanCore Issuer Ltd. 2022-CRE7 A†	5.358% (1 Mo. SOFR + 1.55%	)#	1/17/2037	1,350,000	1,299,784
Logan CLO I Ltd. 2021-1A A†	5.403% (3 Mo. LIBOR + 1.16%	)#	7/20/2034	1,040,000	1,014,584
Magnetite VII Ltd. 2012-7A A1R2†	4.879% (3 Mo. LIBOR + .80%	)#	1/15/2028	1,614,977	1,593,202
Marble Point CLO XVII Ltd. 2020-1A A†	5.543% (3 Mo. LIBOR + 1.30%	)#	4/20/2033	1,134,614	1,114,758
Mariner Finance Issuance Trust 2021-BA E†	4.68%		11/20/2036	650,000	489,331
Marlette Funding Trust 2020-2A D†	4.65%		9/16/2030	2,070,000	2,025,688
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	1,951,640	1,879,092

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Mountain View CLO LLC 2017-1A AR†	5.169% (3 Mo. LIBOR + 1.09%	)#	10/16/2029	$978,058	$967,636
Neuberger Berman Loan Advisers CLO Ltd. 2019-35A A1†	5.567% (3 Mo. LIBOR + 1.34%	)#	1/19/2033	2,000,000	1,972,035
OCP CLO Ltd. 2019-16A AR†	4.909% (3 Mo. LIBOR + 1.00%	)#	4/10/2033	1,510,000	1,476,323
OneMain Financial Issuance Trust 2020-2A C†	2.76%		9/14/2035	2,745,000	2,295,938
Rad CLO Ltd. 2020-7A A1†	5.279% (3 Mo. LIBOR + 1.20%	)#	4/17/2033	2,072,404	2,031,656
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	1,442,000	1,389,692
SCF Equipment Leasing LLC 2021-1A D†	1.93%		9/20/2030	1,369,000	1,204,938
SEB Funding LLC 2021-1A A2†	4.969%		1/30/2052	1,536,150	1,304,576
Signal Peak CLO Ltd. 2020-8A A†	5.513% (3 Mo. LIBOR + 1.27%	)#	4/20/2033	2,004,915	1,954,963
Sunrun Demeter Issuer 2021-2A A†	2.27%		1/30/2057	761,192	595,627
TCW CLO Ltd. 2022 1A A1†	5.40% (3 Mo. Term SOFR + 1.34%	)#	4/22/2033	1,500,000	1,462,900
Verizon Master Trust 2022-1 A	1.04%		1/20/2027	4,500,000	4,402,351
Verizon Master Trust 2022-7 A1A	5.23%		11/22/2027	2,820,000	2,837,800
Total					55,634,220

Student Loan 0.03%
Towd Point Asset Trust 2018-SL1 A†	4.989% (1 Mo. LIBOR + .60%	)#	1/25/2046	190,381	189,306
Total Asset-Backed Securities (cost $97,219,131)					92,571,689

CORPORATE BONDS 41.20%

Aerospace/Defense 0.29%
Bombardier, Inc. (Canada)†(a)	6.00%		2/15/2028	622,000	575,935
TransDigm, Inc.	4.625%		1/15/2029	639,000	562,975
TransDigm, Inc.	6.375%		6/15/2026	569,000	554,442
Total					1,693,352

Agriculture 1.19%
BAT Capital Corp.	3.222%		8/15/2024	1,432,000	1,379,742
Cargill, Inc.†	4.00%		6/22/2032	2,907,000	2,686,172
MHP Lux SA (Luxembourg)†(a)	6.25%		9/19/2029	829,000	394,297
Philip Morris International, Inc.	5.625%		11/17/2029	1,302,000	1,323,910
Viterra Finance BV (Netherlands)†(a)	4.90%		4/21/2027	1,219,000	1,148,879
Total					6,933,000

10	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Airlines 0.46%
American Airlines, Inc.†	11.75%		7/15/2025	$352,000	$378,340
British Airways Pass-Through Trust A (United Kingdom)†(a)	4.25%		5/15/2034	1,105,561	992,092
Delta Air Lines, Inc.†	7.00%		5/1/2025	1,287,000	1,316,406
Total					2,686,838

Apparel 0.19%
Levi Strauss & Co.†	3.50%		3/1/2031	661,000	525,488
PVH Corp.	7.75%		11/15/2023	561,000	572,343
Total					1,097,831

Auto Manufacturers 0.26%
Ford Motor Co.	3.25%		2/12/2032	2,008,000	1,509,457

Banks 9.15%
ABN AMRO Bank NV (Netherlands)†(a)	3.324% (5 Yr. Treasury CMT + 1.90%	)#	3/13/2037	800,000	580,152
Bank of America Corp.	2.087% (SOFR + 1.06%	)#	6/14/2029	1,549,000	1,306,204
Bank of America Corp.	2.687% (SOFR + 1.32%	)#	4/22/2032	1,000,000	802,785
Bank of America Corp.	3.97% (3 Mo. LIBOR + 1.07%	)#	3/5/2029	3,996,000	3,694,259
BankUnited, Inc.	5.125%		6/11/2030	1,140,000	1,058,698
BNP Paribas SA (France)†(a)	4.375% (5 Yr. Swap rate + 1.48%	)#	3/1/2033	1,296,000	1,147,414
Citigroup, Inc.	2.666% (SOFR + 1.15%	)#	1/29/2031	816,000	671,014
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	2,186,000	2,045,858
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#	3/20/2030	4,576,000	4,136,324
Citigroup, Inc.	4.14% (SOFR + 1.37%	)#	5/24/2025	605,000	593,615
Danske Bank A/S (Denmark)†(a)	3.773% (1 Yr. Treasury CMT + 1.45%	)#	3/28/2025	2,071,000	2,007,682
Danske Bank A/S (Denmark)†(a)	4.375%		6/12/2028	200,000	183,758
Goldman Sachs Group, Inc. (The)	2.383% (SOFR + 1.25%	)#	7/21/2032	1,500,000	1,167,485
JPMorgan Chase & Co.	2.963% (SOFR + 1.26%	)#	1/25/2033	2,378,000	1,941,656

See Notes to Financial Statements.	11

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Banks (continued)
JPMorgan Chase & Co.	3.54% (3 Mo. LIBOR + 1.38%	)#	5/1/2028	$2,477,000	$2,283,112
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028	1,015,000	949,776
Macquarie Bank Ltd. (Australia)†(a)	3.624%		6/3/2030	516,000	418,314
Macquarie Group Ltd. (Australia)†(a)	2.691% (SOFR + 1.44%	)#	6/23/2032	2,044,000	1,573,231
Macquarie Group Ltd. (Australia)†(a)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	1,931,000	1,806,266
Morgan Stanley	2.239% (SOFR + 1.18%	)#	7/21/2032	1,433,000	1,102,821
Morgan Stanley	2.484% (SOFR + 1.36%	)#	9/16/2036	1,088,000	791,400
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	4,792,000	4,469,621
Royal Bank of Canada (Canada)(a)	6.00%		11/1/2027	1,456,000	1,520,441
Santander UK Group Holdings plc (United Kingdom)(a)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	1,846,000	1,846,000
State Street Corp.	4.164% (SOFR + 1.73%	)#	8/4/2033	994,000	921,157
Toronto-Dominion Bank (The) (Canada)(a)	4.456%		6/8/2032	800,000	764,948
UBS AG (Switzerland)†(a)	5.125%		5/15/2024	1,399,000	1,383,811
US Bancorp	4.967% (SOFR + 2.11%	)#	7/22/2033	2,235,000	2,127,128
Wachovia Corp.	7.574%		8/1/2026	660,000	712,633
Wells Fargo & Co.	2.188% (SOFR + 2.00%	)#	4/30/2026	1,422,000	1,324,620
Wells Fargo & Co.	2.393% (SOFR + 2.10%	)#	6/2/2028	5,043,000	4,458,501
Wells Fargo & Co.	3.35% (SOFR + 1.50%	)#	3/2/2033	1,349,000	1,140,017
Wells Fargo & Co.	3.584% (3 Mo. LIBOR + 1.31%	)#	5/22/2028	1,873,000	1,741,960
Westpac Banking Corp. (Australia)(a)	2.894% (5 Yr. Treasury CMT + 1.35%	)#	2/4/2030	912,000	836,791
Total					53,509,452

Beverages 0.27%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	1,663,000	1,576,889

12	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Biotechnology 0.06%
Baxalta, Inc.	4.00%		6/23/2025	$375,000	$365,573

Building Materials 0.09%
Standard Industries, Inc.†	4.375%		7/15/2030	677,000	553,115

Chemicals 0.42%
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028	649,000	583,067
International Flavors & Fragrances, Inc.†	1.23%		10/1/2025	2,094,000	1,851,719
Total					2,434,786

Coal 0.09%
SunCoke Energy, Inc.†	4.875%		6/30/2029	643,000	552,779

Commercial Services 0.51%
Adani Ports & Special Economic Zone Ltd. (India)(a)	4.00%		7/30/2027	670,000	586,865
Gartner, Inc.†	3.75%		10/1/2030	337,000	291,000
Global Payments, Inc.	4.00%		6/1/2023	1,988,000	1,976,317
United Rentals North America, Inc.	4.00%		7/15/2030	155,000	132,768
Total					2,986,950

Cosmetics/Personal Care 0.20%
GSK Consumer Healthcare Capital U.S. LLC	3.625%		3/24/2032	1,343,000	1,182,745

Diversified Financial Services 2.78%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(a)	4.875%		1/16/2024	523,000	518,225
Aircastle Ltd.†	2.85%		1/26/2028	1,114,000	912,823
Ally Financial, Inc.	8.00%		11/1/2031	763,000	789,757
American Express Co.	4.42% (SOFR + 1.76%	)#	8/3/2033	1,180,000	1,118,217
Aviation Capital Group LLC†	1.95%		1/30/2026	812,000	707,764
Aviation Capital Group LLC†	5.50%		12/15/2024	1,928,000	1,895,350
Avolon Holdings Funding Ltd. (Ireland)†(a)	2.125%		2/21/2026	2,161,000	1,862,201
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%		4/15/2026	928,000	842,326
CPPIB Capital, Inc. (Canada)†(a)	4.818% (SOFR Index + 1.25%	)#	4/4/2025	3,800,000	3,870,876
Intercontinental Exchange, Inc.	4.00%		9/15/2027	2,821,000	2,728,315
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	469,000	446,489
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	677,000	549,353
Total					16,241,696

See Notes to Financial Statements.	13

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Electric 3.44%
AEP Transmission Co. LLC	4.50%	6/15/2052	$1,284,000	$1,136,581
AES Corp. (The)†	3.95%	7/15/2030	1,138,000	1,008,951
Alfa Desarrollo SpA (Chile)†(a)	4.55%	9/27/2051	988,384	752,799
Ausgrid Finance Pty Ltd. (Australia)†(a)	4.35%	8/1/2028	1,118,000	1,038,658
Calpine Corp.†	5.125%	3/15/2028	609,000	544,646
Constellation Energy Generation LLC	6.25%	10/1/2039	1,303,000	1,334,836
Consumers Energy Co.	4.20%	9/1/2052	606,000	521,893
Duke Energy Corp.	4.50%	8/15/2032	2,578,000	2,422,530
Indianapolis Power & Light Co.†	5.65%	12/1/2032	2,543,000	2,616,182
Minejesa Capital BV (Netherlands)†(a)	4.625%	8/10/2030	1,335,000	1,175,067
NextEra Energy Capital Holdings, Inc.	4.255%	9/1/2024	66,000	65,147
NextEra Energy Capital Holdings, Inc.	5.00%	7/15/2032	619,000	608,978
NRG Energy, Inc.†	4.45%	6/15/2029	537,000	475,974
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara (Indonesia)†(a)	3.00%	6/30/2030	1,390,000	1,142,632
Southern Co. (The)	4.475%	8/1/2024	2,400,000	2,371,412
Vistra Operations Co. LLC†	3.55%	7/15/2024	3,061,000	2,937,586
Total				20,153,872

Entertainment 0.30%
Jacobs Entertainment, Inc.†	6.75%	2/15/2029	609,000	550,494
Live Nation Entertainment, Inc.†	4.75%	10/15/2027	604,000	538,693
Warnermedia Holdings, Inc.†	3.428%	3/15/2024	705,000	684,720
Total				1,773,907

Food 0.10%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	3.50%	3/15/2029	709,000	596,404

Gas 1.10%
CenterPoint Energy Resources Corp.	4.40%	7/1/2032	1,443,000	1,388,010
National Fuel Gas Co.	5.50%	1/15/2026	1,622,000	1,615,506
NiSource, Inc.	2.95%	9/1/2029	1,952,000	1,697,123
ONE Gas, Inc.	1.10%	3/11/2024	550,000	527,630
Southwest Gas Corp.	4.05%	3/15/2032	1,373,000	1,209,337
Total				6,437,606

14	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Health Care-Products 0.80%
GE HealthCare Technologies, Inc.†	5.65%	11/15/2027	$2,613,000	$2,648,156
Medline Borrower LP†	3.875%	4/1/2029	663,000	535,535
PerkinElmer, Inc.	0.85%	9/15/2024	1,605,000	1,488,350
Total				4,672,041

Health Care-Services 2.32%
Centene Corp.	3.375%	2/15/2030	2,531,000	2,145,339
Centene Corp.	4.25%	12/15/2027	869,000	816,919
Elevance Health, Inc.	2.25%	5/15/2030	2,100,000	1,742,002
Elevance Health, Inc.	5.50%	10/15/2032	1,327,000	1,362,676
Humana, Inc.	1.35%	2/3/2027	1,718,000	1,487,785
Humana, Inc.	5.875%	3/1/2033	2,041,000	2,113,529
UnitedHealth Group, Inc.	4.00%	5/15/2029	2,642,000	2,528,938
UnitedHealth Group, Inc.	5.25%	2/15/2028	1,368,000	1,400,976
Total				13,598,164

Insurance 0.54%
Assurant, Inc.	2.65%	1/15/2032	595,000	441,474
First American Financial Corp.	2.40%	8/15/2031	939,000	688,555
GA Global Funding Trust†	3.85%	4/11/2025	1,689,000	1,617,943
Metropolitan Life Global Funding I†	4.05%	8/25/2025	444,000	434,545
Total				3,182,517

Internet 1.14%
Amazon.com, Inc.	4.70%	12/1/2032	4,226,000	4,196,717
Netflix, Inc.	6.375%	5/15/2029	1,833,000	1,889,763
Prosus NV (Netherlands)†(a)	3.257%	1/19/2027	660,000	590,921
Total				6,677,401

Iron-Steel 0.10%
United States Steel Corp.	6.875%	3/1/2029	587,000	570,562

Leisure Time 0.10%
Life Time, Inc.†	5.75%	1/15/2026	325,000	302,819
Royal Caribbean Cruises Ltd.†	8.25%	1/15/2029	297,000	298,856
Total				601,675

Machinery-Diversified 0.33%
nVent Finance Sarl (Luxembourg)(a)	4.55%	4/15/2028	2,097,000	1,929,172

See Notes to Financial Statements.	15

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Media 1.47%
AMC Networks, Inc.	4.25%		2/15/2029	$677,000	$422,832
CCO Holdings LLC/CCO Holdings Capital Corp.†	4.75%		3/1/2030	1,312,000	1,134,486
Charter Communications Operating LLC/Charter Communications Operating Capital	2.25%		1/15/2029	1,381,000	1,114,070
Comcast Corp.	5.50%		11/15/2032	3,250,000	3,399,329
FactSet Research Systems, Inc.	3.45%		3/1/2032	2,105,000	1,770,433
Time Warner Cable Enterprises LLC	8.375%		7/15/2033	502,000	559,311
Time Warner Cable LLC	7.30%		7/1/2038	211,000	210,109
Total					8,610,570

Mining 0.99%
Alcoa Nederland Holding BV (Netherlands)†(a)	4.125%		3/31/2029	634,000	563,375
Alcoa Nederland Holding BV (Netherlands)†(a)	6.125%		5/15/2028	1,119,000	1,104,324
Anglo American Capital plc (United Kingdom)†(a)	4.00%		9/11/2027	2,455,000	2,316,947
FMG Resources August 2006 Pty Ltd. (Australia)†(a)	4.375%		4/1/2031	696,000	580,192
Glencore Funding LLC†	4.875%		3/12/2029	1,297,000	1,245,795
Total					5,810,633

Multi-National 1.43%
Inter-American Investment Corp.	2.625%		4/22/2025	1,700,000	1,628,516
International Bank for Reconstruction & Development	3.829% (SOFR + 1.13%	)#	1/13/2023	6,764,000	6,764,036
Total					8,392,552

Oil & Gas 2.80%
California Resources Corp.†	7.125%		2/1/2026	642,000	617,745
Callon Petroleum Co.†	8.00%		8/1/2028	633,000	604,248
Comstock Resources, Inc.†	6.75%		3/1/2029	666,000	602,270
Continental Resources, Inc.†	5.75%		1/15/2031	3,189,000	2,974,780
Diamondback Energy, Inc.	3.125%		3/24/2031	2,136,000	1,773,919
Diamondback Energy, Inc.	3.50%		12/1/2029	665,000	584,875
EQT Corp.	7.00%		2/1/2030	3,141,000	3,262,871
Laredo Petroleum, Inc.	9.50%		1/15/2025	579,000	571,589
Occidental Petroleum Corp.	6.125%		1/1/2031	303,000	306,368
Occidental Petroleum Corp.	6.625%		9/1/2030	1,719,000	1,780,257
Ovintiv, Inc.	6.50%		2/1/2038	1,193,000	1,186,654
Petroleos Mexicanos (Mexico)(a)	6.70%		2/16/2032	1,768,000	1,391,773
SM Energy Co.	6.75%		9/15/2026	726,000	705,980
Total					16,363,329

16	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pharmaceuticals 1.95%
AbbVie, Inc.	3.20%		11/21/2029	$1,522,000	$1,375,510
Bayer Corp.†	6.65%		2/15/2028	670,000	685,931
BellRing Brands, Inc.†	7.00%		3/15/2030	577,000	555,954
Cigna Corp.	2.40%		3/15/2030	2,832,000	2,378,814
Cigna Corp.	4.375%		10/15/2028	295,000	285,106
CVS Health Corp.	1.75%		8/21/2030	1,918,000	1,515,936
CVS Health Corp.	3.25%		8/15/2029	3,857,000	3,458,884
Option Care Health, Inc.†	4.375%		10/31/2029	655,000	573,770
Organon & Co./Organon Foreign Debt Co-Issuer BV†	4.125%		4/30/2028	643,000	570,437
Total					11,400,342

Pipelines 1.61%
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	688,000	586,549
Cheniere Energy Partners LP	3.25%		1/31/2032	692,000	550,871
CNX Midstream Partners LP†	4.75%		4/15/2030	637,000	523,592
Eastern Gas Transmission & Storage, Inc.	3.00%		11/15/2029	846,000	732,178
EIG Pearl Holdings Sarl (Luxembourg)†(a)	3.545%		8/31/2036	1,380,000	1,161,452
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)†(a)	3.25%		9/30/2040	1,613,000	1,254,275
Kinder Morgan Energy Partners LP	4.25%		9/1/2024	1,360,000	1,337,741
NGPL PipeCo LLC†	3.25%		7/15/2031	1,489,000	1,215,055
Sabine Pass Liquefaction LLC	5.625%		3/1/2025	1,512,000	1,515,267
Venture Global Calcasieu Pass LLC†	4.125%		8/15/2031	600,000	512,250
Total					9,389,230

Real Estate 0.08%
American Tower Corp.	2.95%		1/15/2025	497,000	474,400

REITS 1.10%
American Tower Corp.	2.40%		3/15/2025	949,000	893,576
American Tower Corp.	3.80%		8/15/2029	1,760,000	1,600,437
Crown Castle, Inc.	3.30%		7/1/2030	2,308,000	2,024,474
EPR Properties	4.95%		4/15/2028	1,069,000	913,748
VICI Properties LP/VICI Note Co., Inc.†	5.625%		5/1/2024	1,000,000	992,135
Total					6,424,370

See Notes to Financial Statements.	17

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Retail 0.16%
Macy's Retail Holdings LLC†	5.875%		4/1/2029	$617,000	$547,201
Murphy Oil USA, Inc.	4.75%		9/15/2029	404,000	370,389
Total					917,590

Semiconductors 0.59%
Advanced Micro Devices, Inc.	3.924%		6/1/2032	1,189,000	1,108,296
Advanced Micro Devices, Inc.	4.393%		6/1/2052	1,036,000	915,934
Broadcom, Inc.†	4.15%		4/15/2032	1,591,000	1,401,029
Total					3,425,259

Software 0.59%
Oracle Corp.	2.875%		3/25/2031	2,024,000	1,683,127
Oracle Corp.	6.25%		11/9/2032	577,000	605,723
Workday, Inc.	3.80%		4/1/2032	1,290,000	1,142,336
Total					3,431,186

Sovereign 0.71%
Export Finance & Insurance Corp. (Australia)†(a)	4.625%		10/26/2027	1,455,000	1,471,341
Svensk Exportkredit AB (Sweden)(a)	4.625%		11/28/2025	2,706,000	2,708,570
Total					4,179,911

Telecommunications 1.49%
AT&T, Inc.	4.30%		2/15/2030	1,016,000	959,067
Frontier Communications Holdings LLC†	5.00%		5/1/2028	641,000	560,240
Sprint Capital Corp.	6.875%		11/15/2028	520,000	540,901
Sprint Capital Corp.	8.75%		3/15/2032	1,122,000	1,337,822
T-Mobile USA, Inc.	3.50%		4/15/2025	853,000	821,074
T-Mobile USA, Inc.	3.875%		4/15/2030	2,769,000	2,514,697
Verizon Communications, Inc.	2.355%		3/15/2032	2,465,000	1,960,532
Total					8,694,333
Total Corporate Bonds (cost $260,026,143)					241,031,489

FLOATING RATE LOANS(b) 0.11%

Pharmaceuticals
Packaging Coordinators Midco, Inc. 2020 1st Lien Term Loan (cost $668,307)	8.23% (3 Mo. LIBOR + 3.50%	)	11/30/2027	668,569	635,739

18	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
FOREIGN GOVERNMENT OBLIGATIONS(a) 2.14%

Canada 0.71%
Export Development Canada†	0.52%		5/26/2024	$1,400,000	$1,319,367
Province of Ontario Canada	3.10%		5/19/2027	2,964,000	2,815,826
Total					4,135,193

Japan 0.58%
Japan Bank for International Cooperation	3.875%		9/16/2025	1,998,000	1,955,135
Japan International Cooperation Agency	3.25%		5/25/2027	1,516,000	1,438,207
Total					3,393,342

Nigeria 0.08%
Republic of Nigeria†	7.143%		2/23/2030	605,000	465,460

Norway 0.41%
Kommunalbanken AS†	5.306% (SOFR Index + 1.00%	)#	6/17/2026	2,350,000	2,392,401

Panama 0.23%
Republic of Panama	2.252%		9/29/2032	1,848,000	1,375,384

Senegal 0.09%
Republic of Senegal†	6.25%		5/23/2033	640,000	530,795

Sri Lanka 0.04%
Sri Lanka Government International Bond†(e)	5.875%		7/25/2022	670,000	221,192
Total Foreign Government Obligations (cost $13,315,857)					12,513,767

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.17%
Freddie Mac Multifamily Structured Pass Through Certificates K145 A2	2.58%		5/25/2032	2,596,000	2,219,196
Freddie Mac Multifamily Structured Pass Through Certificates K149 A2	3.53%	#(c)	8/25/2032	964,000	891,608
Freddie Mac Multifamily Structured Pass Through Certificates K-150 A2	3.71%	#(c)	9/25/2032	1,402,000	1,315,671
Freddie Mac Multifamily Structured Pass Through Certificates KG07 A2	3.123%	#(c)	8/25/2032	2,510,000	2,242,502
Freddie Mac Multifamily Structured Pass Through Certificates Q001 XA	2.116%	#(c)	2/25/2032	2,453,629	198,679
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $6,895,757)					6,867,656

See Notes to Financial Statements.	19

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 23.13%
Fannie Mae or Freddie Mac(d)	2.00%		TBA	$3,428,000	$2,793,095
Fannie Mae or Freddie Mac(d)	3.00%		TBA	8,421,000	7,394,716
Fannie Mae or Freddie Mac(d)	3.50%		TBA	684,000	621,493
Fannie Mae or Freddie Mac(d)	4.00%		TBA	4,276,000	4,059,676
Fannie Mae or Freddie Mac(d)	4.50%		TBA	7,075,000	6,946,834
Fannie Mae or Freddie Mac(d)	5.00%		TBA	4,850,000	4,872,722
Fannie Mae or Freddie Mac(d)	6.00%		TBA	2,740,000	2,780,351
Fannie Mae or Freddie Mac(d)	6.50%		TBA	5,219,000	5,343,060
Fannie Mae Pool	2.00%		6/1/2051	2,516,906	2,056,786
Fannie Mae Pool	2.50%		8/1/2050 - 5/1/2052	30,662,416	26,410,284
Fannie Mae Pool	3.00%		12/1/2048 - 1/1/2051	4,842,263	4,329,355
Fannie Mae Pool	3.50%		7/1/2045 - 4/1/2052	4,091,528	3,771,453
Fannie Mae Pool	4.00%		5/1/2052 - 6/1/2052	4,617,583	4,382,119
Fannie Mae Pool	5.00%		7/1/2052 - 8/1/2052	4,187,945	4,185,088
Federal Home Loan Mortgage Corp.	2.00%		10/1/2051	1,991,946	1,625,932
Federal Home Loan Mortgage Corp.	2.50%		11/1/2050 - 7/1/2051	3,437,420	2,944,543
Federal Home Loan Mortgage Corp.	3.50%		2/1/2046	1,113,395	1,041,577
Federal Home Loan Mortgage Corp.	4.50%		8/1/2052	2,760,399	2,687,911
Federal Home Loan Mortgage Corp.	5.00%		7/1/2052 - 8/1/2052	5,837,387	5,827,607
Federal National Mortgage Assoc.	3.711% (12 Mo. LIBOR + 1.79%	)#	3/1/2042	96,674	98,155
Ginnie Mae(d)	3.00%		TBA	8,750,000	7,799,002
Ginnie Mae(d)	3.50%		TBA	1,525,000	1,401,365
Ginnie Mae(d)	4.00%		TBA	5,367,000	5,079,382
Ginnie Mae(d)	4.50%		TBA	7,895,000	7,661,595
Ginnie Mae(d)	5.00%		TBA	5,837,000	5,784,007
Ginnie Mae(d)	5.50%		TBA	6,531,000	6,564,787
Ginnie Mae(d)	6.00%		TBA	6,801,000	6,897,371
Total Government Sponsored Enterprises Pass-Throughs (cost $138,736,372)					135,360,266

20	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
MUNICIPAL BONDS 0.37%

Government
Foothill-Eastern Transportation Corridor Agency CA	4.094%		1/15/2049	$660,000	$500,482
New Jersey Transportation Trust Fund Authority NJ	4.131%		6/15/2042	1,140,000	918,930
New York City Transitional Finance Authority Future Tax Secured Revenue NY	1.95%		8/1/2034	675,000	479,315
Regents of the University of California Medical Center Pooled Revenue CA	3.006%		5/15/2050	375,000	248,448
Total Municipal Bonds (cost $2,966,074)					2,147,175

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 7.16%
Angel Oak Mortgage Trust 2020-1 A1†	2.466%	#(c)	12/25/2059	70,653	66,295
BBCMS Mortgage Trust 2019-BWAY A†	5.274% (1 Mo. LIBOR + .96%	)#	11/15/2034	655,000	608,025
BBCMS Mortgage Trust 2019-BWAY B†	5.628% (1 Mo. LIBOR + 1.31%	)#	11/15/2034	288,000	264,806
BFLD 2019-DPLO F†	6.858% (1 Mo. LIBOR + 2.54%	)#	10/15/2034	790,000	744,008
BHMS 2018-ATLS A†	5.568% (1 Mo. LIBOR + 1.25%	)#	7/15/2035	1,080,000	1,038,718
BHMS 2018-ATLS C†	6.218% (1 Mo. LIBOR + 1.90%	)#	7/15/2035	630,000	592,376
BRAVO Residential Funding Trust 2021-NQM2 A1†	0.97%	#(c)	3/25/2060	1,892,645	1,780,907
BX Trust 2018-GW A†	5.118% (1 Mo. LIBOR + .80%	)#	5/15/2035	1,710,000	1,668,914
BX Trust 2021-ARIA E†	6.563% (1 Mo. LIBOR + 2.24%	)#	10/15/2036	2,300,000	2,094,960
CIM Retail Portfolio Trust 2021-RETL E†	8.068% (1 Mo. LIBOR + 3.75%	)#	8/15/2036	1,380,000	1,319,936
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	1,250,000	682,317
Commercial Mortgage Pass-Through Certificates 2014-CR17 A5	3.977%		5/10/2047	1,000,000	975,819
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA	0.932%	#(c)	8/10/2047	440,784	4,817
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.293%	#(c)	7/10/2050	730,000	648,580
Connecticut Avenue Securities Trust 2021-R01 1M2†	5.478% (1 Mo. SOFR + 1.55%	)#	10/25/2041	820,000	799,701

See Notes to Financial Statements.	21

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1†	1.616%		4/25/2065	$125,278	$121,196
CSAIL Commercial Mortgage Trust 2019-C18 AS	3.321%		12/15/2052	708,895	593,289
CSMC 2021-BHAR C†	6.318% (1 Mo. LIBOR + 2.00%	)#	11/15/2038	1,250,000	1,157,712
CSMC Trust 2020-AFC1 A1†	2.24%	#(c)	2/25/2050	221,063	203,855
DBWF Mortgage Trust 2018-GLKS A†	5.469% (1 Mo. LIBOR + 1.03%	)#	12/19/2030	1,100,000	1,068,862
Deephaven Residential Mortgage Trust 2021-3 A1†	1.194%	#(c)	8/25/2066	1,923,036	1,572,776
Fannie Mae Connecticut Avenue Securities 2021-R02 2M2†	5.928% (1 Mo. SOFR + 2.00%	)#	11/25/2041	790,000	736,416
Freddie Mac STACR REMIC Trust 2021-DNA3 M2†	6.028% (1 Mo. SOFR + 2.10%	)#	10/25/2033	1,290,000	1,265,966
Freddie Mac STACR REMIC Trust 2021-DNA6 M2†	5.428% (1 Mo. SOFR + 1.50%	)#	10/25/2041	1,427,000	1,357,390
Freddie Mac STACR REMIC Trust 2021-DNA7 M2†	5.728% (1 Mo. SOFR + 1.80%	)#	11/25/2041	1,000,000	940,839
Freddie Mac STACR REMIC Trust 2022-HQA3 M1A†	6.228% (1 Mo. SOFR + 2.30%	)#	8/25/2042	861,692	861,257
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A†	6.578% (1 Mo. SOFR + 2.65%	)#	7/25/2042	1,678,670	1,687,927
Great Wolf Trust 2019-WOLF A†	5.352% (1 Mo. LIBOR + 1.03%	)#	12/15/2036	3,216,000	3,126,757
GS Mortgage Securities Corp Trust 2022-ECI A†	6.531% (1 Mo. Term SOFR + 2.19%	)#	8/15/2039	1,820,000	1,803,529
GS Mortgage Securities Corp. II 2021-ARDN B†	5.968% (1 Mo. LIBOR + 1.65%	)#	11/15/2036	1,450,000	1,398,708
GS Mortgage Securities Corp. Trust 2018-RIVR A†	5.268% (1 Mo. LIBOR + .95%	)#	7/15/2035	681,826	636,064
GS Mortgage Securities Corp. Trust 2021-ROSS G†	8.968% (1 Mo. LIBOR + 4.65%	)#	5/15/2026	1,230,000	1,015,415
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.23%	#(c)	7/15/2048	374,000	329,865
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN A†	5.588% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	542,000	518,310

22	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
KIND Trust 2021-KIND D†	6.618% (1 Mo. LIBOR + 2.30%	)#	8/15/2038	$1,161,605	$1,048,191
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	7,105	3,436
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA	0.554%	#(c)	7/15/2050	14,398,573	152,566
New Residential Mortgage Loan Trust 2020-NQM1 A1†	2.464%	#(c)	1/26/2060	78,663	70,454
Ready Capital Mortgage Financing LLC 2021-FL6 C†	6.289% (1 Mo. LIBOR + 1.90%	)#	7/25/2036	1,100,000	1,040,823
Ready Capital Mortgage Financing LLC 2022-FL8 A†	5.594% (1 Mo. SOFR + 1.65%	)#	1/25/2037	2,130,000	2,075,370
Residential Mortgage Loan Trust 2020-1 A1†	2.376%	#(c)	1/26/2060	43,546	41,641
Starwood Mortgage Residential Trust 2020-1 A1†	2.275%	#(c)	2/25/2050	18,770	18,041
Starwood Mortgage Residential Trust 2020-3 A1†	1.486%	#(c)	4/25/2065	416,569	383,184
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	$3,356	$3,188
Verus Securitization Trust 2020-1 A1†	2.417%		1/25/2060	126,372	119,542
Verus Securitization Trust 2020-5 A1†	1.218%		5/25/2065	565,802	515,792
Verus Securitization Trust 2021-2 A1†	1.031%	#(c)	2/25/2066	1,051,807	878,384
Vista Point Securitization Trust 2020-2 A1†	1.475%	#(c)	4/25/2065	307,194	269,539
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.296%	#(c)	7/15/2046	364,000	126,759
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(c)	11/15/2050	1,629,962	1,468,472
Total Non-Agency Commercial Mortgage-Backed Securities (cost $44,802,214)					41,901,694

U.S. TREASURY OBLIGATIONS 16.84%
U.S. Treasury Bond	1.25%		5/15/2050	4,260,000	2,294,160
U.S. Treasury Bond	2.00%		11/15/2041	3,138,000	2,242,138
U.S. Treasury Bond	3.00%		8/15/2052	15,571,000	12,833,910
U.S. Treasury Bond	4.00%		11/15/2042	3,990,000	3,907,706
U.S. Treasury Note	3.875%		11/30/2027	25,647,000	25,510,750
U.S. Treasury Note	3.875%		11/30/2029	9,820,000	9,756,324
U.S. Treasury Note	4.125%		11/15/2032	3,500,000	3,572,461
U.S. Treasury Note	4.25%		12/31/2024	38,567,000	38,435,932
Total U.S. Treasury Obligations (cost $99,273,705)					98,553,381
Total Long-Term Investments (cost $663,903,560)					631,582,856

See Notes to Financial Statements.	23

Schedule of Investments (continued)

December 31, 2022

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.86%

U.S. TREASURY OBLIGATIONS 0.82%
U.S. Treasury Bill (Cost $4,766,198)	4.51%	4/11/2023	$4,825,000	$4,767,864

REPURCHASE AGREEMENTS 2.04%
Repurchase Agreement dated 12/30/2022, 2.050% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $12,204,500 of U.S. Treasury Note at 4.360% due 10/31/2024; value: $12,186,437; proceeds: $11,950,142 (cost $11,947,421)			11,947,421	11,947,421
Total Short-Term Investments (cost $16,713,619)				16,715,285
Total Investments in Securities 110.80% (cost $680,617,179)				648,298,141
Other Assets and Liabilities – Net(f) (10.80)%				(63,202,189)
Net Assets 100.00%				$585,095,952

CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At December 31, 2022, the total value of Rule 144A securities was $188,977,429, which represents 32.30% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at December 31, 2022.
(a)	Foreign security traded in U.S. dollars.
(b)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at December 31, 2022.
(c)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(d)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(e)	Defaulted (non-income producing security).
(f)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at December 31, 2022(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Appreciation(3)
Markit CDX.EM.38(4)(5)	Goldman Sachs	1.000%	12/20/2027	$11,950,000	$(721,250)	$(698,520)	$22,730

24	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2022

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Value	Unrealized Depreciation(3)
Markit CDX.NA.IG.39(4)(6)	Goldman Sachs	1.000%	12/20/2027	$12,750,000	$114,131	$101,618	$(12,513)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $22,730. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $12,513.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of emerging markets securities.
(6)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of investment grade securities.

Futures Contracts at December 31, 2022:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Ultra Treasury Note	March 2023	193	Short	$(22,958,540)	$(22,828,281)	$130,259

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. Long Bond	March 2023	199	Long	$25,173,247	$24,943,406	$(229,841)
U.S. 2-Year Treasury Notes	March 2023	81	Long	16,698,141	16,611,328	(86,813)
U.S. Ultra Treasury Bond	March 2023	248	Long	34,211,180	33,309,500	(901,680)
Total Unrealized Depreciation on Futures Contracts						$(1,218,334)

See Notes to Financial Statements.	25

Schedule of Investments (concluded)

December 31, 2022

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$92,571,689	$–	$92,571,689
Corporate Bonds	–	241,031,489	–	241,031,489
Floating Rate Loans	–	635,739	–	635,739
Foreign Government Obligations	–	12,513,767	–	12,513,767
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	6,867,656	–	6,867,656
Government Sponsored Enterprises Pass-Throughs	–	135,360,266	–	135,360,266
Municipal Bonds	–	2,147,175	–	2,147,175
Non-Agency Commercial Mortgage-Backed Securities	–	41,901,694	–	41,901,694
U.S. Treasury Obligations	–	98,553,381	–	98,553,381
Short-Term Investments
U.S. Treasury Obligations	–	4,767,864	–	4,767,864
Repurchase Agreements	–	11,947,421	–	11,947,421
Total	$–	$648,298,141	$–	$648,298,141
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$101,618	$–	$101,618
Liabilities	–	(698,520)	–	(698,520)
Futures Contracts
Assets	130,259	–	–	130,259
Liabilities	(1,218,334)	–	–	(1,218,334)
Total	$(1,088,075)	$(596,902)	$–	$(1,684,977)

(1)	Refer to Note 2(q) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund's net assets at the beginning or end of the year.

26	See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value (cost $680,617,179)	$648,298,141
Cash	513
Deposits with brokers for futures collateral	2,162,591
Deposits with brokers for swaps collateral	1,911,650
Receivables:
Investment securities sold	154,015,713
Interest	4,333,219
Capital shares sold	881,876
Prepaid expenses	4,064
Total assets	811,607,767
LIABILITIES:
Payables:
Investment securities purchased	225,196,079
Transfer agent fees	683,814
Capital shares reacquired	177,204
Variation margin for futures contracts	151,529
Management fee	135,755
Directors' fees	64,531
Fund administration	19,394
Variation margin for centrally cleared credit default swap agreements	1,383
Accrued expenses and other liabilities	82,126
Total liabilities	226,511,815
NET ASSETS	$585,095,952
COMPOSITION OF NET ASSETS:
Paid-in capital	$697,323,914
Total distributable earnings (loss)	(112,227,962)
Net Assets	$585,095,952
Outstanding shares (130 million shares of common stock authorized, $.001 par value)	41,942,339
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares)	$13.95

See Notes to Financial Statements.	27

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Interest and other (net of foreign withholding taxes of $463)	$20,301,042
Interest earned from Interfund Lending (See Note 11)	1,718
Total investment income	20,302,760
Expenses:
Management fee	1,670,689
Non 12b-1 service fees	1,491,215
Shareholder servicing	632,660
Fund administration	238,670
Professional	70,667
Reports to shareholders	25,270
Custody	19,802
Directors' fees	10,831
Other	88,867
Gross expenses	4,248,671
Expense reductions (See Note 9)	(7,501)
Fees waived and expenses reimbursed (See Note 3)	(19,802)
Net expenses	4,221,368
Net investment income	16,081,392
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(54,532,224)
Net realized gain (loss) on futures contracts	(18,423,430)
Net realized gain (loss) on swap contracts	702,917
Net realized gain (loss) on foreign currency related transactions	(606)
Net change in unrealized appreciation/depreciation on investments	(35,078,850)
Net change in unrealized appreciation/depreciation on futures contracts	(1,781,330)
Net change in unrealized appreciation/depreciation on swap contracts	42,631
Net realized and unrealized gain (loss)	(109,070,892)
Net Decrease in Net Assets Resulting From Operations	$(92,989,500)

28	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$16,081,392	$10,979,572
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency related transactions	(72,253,343)	5,700,498
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(36,817,549)	(17,473,072)
Net decrease in net assets resulting from operations	(92,989,500)	(793,002)
Distributions to shareholders:	(19,978,214)	(17,629,159)
Return of capital:	(1,072,532)	–
Total distributions to shareholders:	(21,050,746)	(17,629,159)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	115,361,526	132,664,441
Reinvestment of distributions	21,050,746	17,629,159
Cost of shares reacquired	(97,899,074)	(154,832,501)
Net increase (decrease) in net assets resulting from capital share transactions	38,513,198	(4,538,901)
Net decrease in net assets	(75,527,048)	(22,961,062)
NET ASSETS:
Beginning of year	$660,623,000	$683,584,062
End of year	$585,095,952	$660,623,000

See Notes to Financial Statements.	29

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Return of capital	Net realized gain
12/31/2022	$16.85	$0.41	$(2.77)	$(2.36)	$(0.48)	$(0.03)	$(0.03)
12/31/2021	17.34	0.27	(0.30)	(0.03)	(0.34)	–	(0.12)
12/31/2020	16.85	0.36	0.88	1.24	(0.42)	–	(0.33)
12/31/2019	15.96	0.42	0.92	1.34	(0.45)	–	–
12/31/2018	16.65	0.44	(0.60)	(0.16)	(0.53)	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

30	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Total distri- butions	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
$(0.54)	$13.95	(14.05)	0.71	0.71	2.70	$585,096	485
(0.46)	16.85	(0.24)	0.70	0.71	1.59	660,623	376
(0.75)	17.34	7.43	0.71	0.72	2.05	683,584	541
(0.45)	16.85	8.41	0.71	0.78	2.50	651,469	715
(0.53)	15.96	(1.03)	0.67	0.89	2.70	561,610	611

See Notes to Financial Statements.	31

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“the Act”), as a diversified, open-end management investment company and was incorporated under Maryland law in 1989. The Company consists of nine separate portfolios as of December 31, 2022. This report covers Total Return Portfolio (the “Fund”).

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return. The Fund has Variable Contract class shares (“Class VC Shares”), which are currently issued and redeemed only in connection with investments in, and payments under, variable annuity contracts and variable life insurance policies issued by life insurance and insurance-related companies.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Company that do not specifically relate to an individual fund are generally allocated to the funds within the Company on a pro rata basis by relative net assets.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Notes to Financial Statements (continued)

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in the Fund’s Statement of Operations.

(h)	Futures Contracts–The Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Inflation-Linked Derivatives–The Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Credit Default Swaps–The Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), the Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract.

Notes to Financial Statements (continued)

As a purchaser of a credit default swap contract (“buyer of protection”), the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, the Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed-upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(k)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in

Notes to Financial Statements (continued)

excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(l)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(m)	Mortgage Dollar Rolls–The Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(n)	Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended December 31, 2022, the Fund did not have reverse repurchase agreements.

(o)	Floating Rate Loans–The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a

Notes to Financial Statements (continued)

spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Fund invests may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments, if any, on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes.

As of December 31, 2022, the Fund did not have unfunded loan commitments.

(p)	Interest Rate Swaps–The Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(q)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs

Notes to Financial Statements (continued)

are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 -	unadjusted quoted prices in active markets for identical investments;

•	Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Company has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $4 billion	.28%
Next $11 billion	.26%
Over $15 billion	.25%

For the fiscal year ended December 31, 2022, the effective management fee, net of any applicable waivers, was at an annual rate of .28% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $19,802 of fund administration fees during the fiscal year ended December 31, 2022.

The Company, on behalf of the Fund, has entered into services arrangements with certain insurance companies. Under these arrangements, certain insurance companies will be compensated up to .25% of the average daily net asset value (“NAV”) of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain the Variable Contract owners’ accounts. This amount is included in Non 12b-1 service fees on the Statement of Operations. The Fund may also compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund. This amount is included in Shareholder servicing on the Statement of Operations.

One Director and certain of the Company’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and 2021 was as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$18,681,623	$12,857,073
Net long-term capital gains	1,296,591	4,772,086
Tax return of capital	1,072,532	–
Total distributions paid	$21,050,746	$17,629,159

As of December 31, 2022, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(76,346,458)
Temporary differences	(77,933)
Unrealized losses – net	(35,803,571)
Total accumulated losses – net	$(112,227,962)

*	The capital losses will carry forward indefinitely.

As of December 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$683,023,854
Gross unrealized gain	1,356,080
Gross unrealized loss	(37,159,651)
Net unrealized security loss	$(35,803,571)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments, premium amortization and wash sales.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

U.S. Government Purchases*	Non-U.S. Government Purchases	U.S. Government Sales*	Non-U.S. Government Sales
$2,817,731,229	$346,738,416	$2,745,609,522	$337,007,372

*	Includes U.S. Government sponsored enterprises securities.

Notes to Financial Statements (continued)

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund engaged in cross-trade purchases of $6,313,920 and sales of $1,208,549 which resulted in a net realized gain (loss) of $(79,392).

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into U.S. Treasury futures contracts for the fiscal year ended December 31, 2022 (as described in Note 2(h)) to economically hedge against changes in interest rates. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Fund entered into credit default swaps for the fiscal year ended December 31, 2022 (as described in Note 2(j)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Fund since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

The Fund entered into interest rate swaps for the fiscal year ended December 31, 2022 (as described in Note 2(p)) in order to enhance returns or hedge against interest rate risk. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap’s maturity date, at which point the payments would be netted.

The Fund entered into CPI swaps for the fiscal year ended December 31, 2022 (as described in Note 2(i)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is minimal counterparty credit risk to the Fund since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

Notes to Financial Statements (continued)

As of December 31, 2022, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Asset Derivatives	Interest Rate Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(1)	$–	$101,618
Futures Contracts(2)	130,259	–

Liability Derivatives
Centrally Cleared Credit Default Swap Contracts(1)	–	698,520
Futures Contracts(2)	1,218,334	–

(1)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments for the for the fiscal year ended December 31, 2022, were as follows:

	Inflation Linked/ Interest Rate Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	$281,544	–
Credit Default Swap Contracts(1)	–	$421,373
Futures Contracts(2)	$(18,423,430)	–
Net Change in Unrealized Appreciation/ Depreciation
Credit Default Swap Contracts(3)	–	$42,631
Futures Contracts(4)	$(1,781,330)	–
Average Number of Contracts/ Notional Amounts*
Centrally Cleared Credit Default Swap Contracts(5)	–	$12,873,225
CPI/Interest Rate Swap Contracts(5)	$3,774,459	–
Futures Contracts(6)	733	–

*	Calculated based on the number of contracts or notional amounts for the year ended December 31, 2022.
(1)	Statement of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statement of Operations location: Net realized gain (loss) on futures contracts.
(3)	Statement of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(5)	Amount represents notional amounts in U.S. dollars.
(6)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an

Notes to Financial Statements (continued)

agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$11,947,421	$–	$11,947,421
Total	$11,947,421	$–	$11,947,421

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b)
Fixed Income Clearing Corp.	$11,947,421	$–	$–		$(11,947,421)	$–
Total	$11,947,421	$–	$–		$(11,947,421)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.

8.	DIRECTORS’ REMUNERATION

The Company’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Company for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Company has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022 the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average Amount Loaned	Average Interest Rate	Interest Income*
$21,102,219	0.80%	$1,718

*	Statement of Operations location: Interest earned from Interfund Lending.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the

Notes to Financial Statements (continued)

market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022, the Fund did not loan any securities.

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in fixed income securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to the Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which the Fund may substantially invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after the Fund purchases its securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Fund is subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality, and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

Notes to Financial Statements (continued)

The Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. The cost of the Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

The Fund may invest in swap contracts. Swap contracts are bilateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund.

The Fund may invest in credit default swap contracts. The risks associated with the Fund’s investment in credit default swaps are greater than if the Fund invested directly in the reference obligation because they are subject to illiquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels.

The Fund may invest in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships, or other business entities. The senior loans in which the Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, senior loans may be subject to structural subordination.

The Fund is subject to the risk of investing a significant portion of its assets in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation. In addition, the Fund may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes

Notes to Financial Statements (concluded)

in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive the Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Funds from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Shares sold	7,640,758	7,714,522
Reinvestment of distributions	1,486,247	1,042,466
Shares reacquired	(6,397,275)	(8,957,445)
Increase (decrease)	2,729,730	(200,457)

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Series Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Total Return Portfolio, one of the funds constituting Lord Abbett Series Fund, Inc. (the “Fund”), as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Total Return Portfolio of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.
James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors - FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Company has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited) Of the distributions paid to the shareholders during the fiscal year ended December 31, 2022, $1,296,591 represent long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Series Fund, Inc. Total Return Portfolio	SFTR-PORT-2 (02/23)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2022 and 2021 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:

	2022	2021

Audit Fees {a}	$381,000	$363,500

Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	381,000	363,500

Tax Fees {b}	- 0 -	53,870

All Other Fees	- 0 -	- 0 -

Total Fees	$381,000	$417,370

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2022 and 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:

	2022	2021

All Other Fees {a}	$270,000	220,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:

	2022	2021

All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report,

based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SERIES FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 17, 2023

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 17, 2023